     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 27, 1999


                                               REGISTRATION NO. 33-2625/811-4460

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                    FORM S-6
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                             ---------------------


                        POST-EFFECTIVE AMENDMENT NO. 19


               PROVIDENT MUTUAL VARIABLE GROWTH SEPARATE ACCOUNT
            PROVIDENT MUTUAL VARIABLE MONEY MARKET SEPARATE ACCOUNT
                PROVIDENT MUTUAL VARIABLE BOND SEPARATE ACCOUNT
               PROVIDENT MUTUAL VARIABLE MANAGED SEPARATE ACCOUNT
          PROVIDENT MUTUAL VARIABLE ZERO COUPON BOND SEPARATE ACCOUNT
          PROVIDENT MUTUAL VARIABLE AGGRESSIVE GROWTH SEPARATE ACCOUNT
            PROVIDENT MUTUAL VARIABLE INTERNATIONAL SEPARATE ACCOUNT
                   PROVIDENT MUTUAL VARIABLE SEPARATE ACCOUNT
                             (EXACT NAME OF TRUST)

                    PROVIDENT MUTUAL LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

                              1050 WESTLAKES DRIVE
                                BERWYN, PA 19312

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


       DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (302) 452-4000

                             ---------------------

                           JAMES G. POTTER, JR., ESQ.


                        PROVIDENT MUTUAL LIFE INSURANCE

                            COMPANY OF PHILADELPHIA
                              1050 WESTLAKES DRIVE
                                BERWYN, PA 19312
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)


                                   COPIES TO:


                             STEPHEN E. ROTH, ESQ.

                        SUTHERLAND ASBILL & BRENNAN LLP

                         1275 PENNSYLVANIA AVENUE, N.W.
                              WASHINGTON, DC 20004

     It is proposed that this filing will become effective (check appropriate box)

         [ ] immediately upon filing pursuant to paragraph (b) of Rule 485


         [X] on May 1, 1999 pursuant to paragraph (b) of Rule 485


         [ ] 60 days after filing pursuant to paragraph (a) of Rule 485


         [ ] on (date) pursuant to paragraph (a) of Rule 485


                     Title of Securities Being Registered:

         Interests in Modified Premium Variable Life Insurance Policies

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(ART)

                       PROSPECTUS
                       FOR
                       MODIFIED PREMIUM
                       VARIABLE LIFE
                       INSURANCE
                       ISSUED BY
                       PROVIDENT MUTUAL
                       LIFE INSURANCE COMPANY

                       OPTIONS

                       FORM 15732 5.99

PROSPECTUS



                MODIFIED PREMIUM VARIABLE LIFE INSURANCE POLICY


                                   ISSUED BY


                    PROVIDENT MUTUAL LIFE INSURANCE COMPANY


         SERVICE CENTER: 300 CONTINENTAL DRIVE, NEWARK, DELAWARE 19173


    CORPORATE HEADQUARTERS: 1050 WESTLAKES DRIVE, BERWYN, PENNSYLVANIA 19312


                           TELEPHONE: (302) 452-4000



     This Prospectus describes a modified premium variable life insurance policy (the "Policy") offered by Provident Mutual Life Insurance Company ("PMLIC"). The Policy has an insurance component and an investment component. The primary purposes of the Policy are to provide insurance coverage for the lifetime of the Insured and to lessen the economic loss resulting from the Insured's death. The Policy provides the policyowner (the "Owner") with flexibility as to premium payments subject to certain required premiums and the ability to choose among investment alternatives with different investment objectives.



     After certain deductions are made, Net Premiums are allocated to one or more of the Separate Accounts. The seven Separate Accounts presently available are: Provident Mutual Variable Growth Separate Account, Provident Mutual Variable Money Market Separate Account, Provident Mutual Variable Bond Separate Account, Provident Mutual Variable Zero Coupon Bond Separate Account, Provident Mutual Variable Aggressive Growth Separate Account, Provident Mutual Variable International Separate Account, and Provident Mutual Variable Separate Account. The Growth, Money Market, Bond, Aggressive Growth and International Separate Accounts invest in shares of a designated corresponding investment portfolio ("Portfolio") that is part of one of the following mutual fund companies. The Zero Coupon Bond Separate Account invests in units of The Stripped ("Zero") U.S. Treasury Securities Fund, Provident Mutual Series A ("Zero Trust"). Provident Mutual Variable Separate Account has twenty subaccounts (the "Subaccounts"), the assets of which are used to purchase shares of a designated corresponding investment Portfolio that is part of one of the following mutual fund companies:



--------------------------------------------------------------------------------------
                                                        VARIABLE INSURANCE
       THE MARKET STREET FUND, INC.                       PRODUCTS FUND
--------------------------------------------------------------------------------------
  - Aggressive Growth Portfolio             - Equity-Income Portfolio
  - All-Pro Large Cap Growth Portfolio      - Growth Portfolio
  - All-Pro Large Cap Value Portfolio       - High Income Portfolio
  - All-Pro Small Cap Growth Portfolio      - Overseas Portfolio
  - All-Pro Small Cap Value Portfolio
  - Bond Portfolio
  - Growth Portfolio
  - International Portfolio
  - Managed Portfolio
  - Money Market Portfolio
--------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------
                                                        VARIABLE INSURANCE
         THE ALGER AMERICAN FUND                         PRODUCTS FUND II
--------------------------------------------------------------------------------------
  - Small Capitalization Portfolio          - Asset Manager Portfolio
                                            - Contrafund Portfolio
                                            - Index 500 Portfolio
                                            - Investment Grade Bond Portfolio
--------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------
             NEUBERGER BERMAN
        ADVISERS MANAGEMENT TRUST               VAN ECK WORLDWIDE INSURANCE TRUST
--------------------------------------------------------------------------------------
  - Limited Maturity Bond Portfolio         - Worldwide Bond Portfolio
  - Partners Portfolio                      - Worldwide Emerging Markets Portfolio
                                            - Worldwide Hard Assets Portfolio
                                            - Worldwide Real Estate Portfolio
--------------------------------------------------------------------------------------



     The Owner bears the entire investment risk; there is no guaranteed minimum value.



     The accompanying prospectuses for the Funds and the Zero Trust describe the investment objectives and the attendant risks of the Portfolios. The Cash Value will reflect monthly deductions and certain other fees and charges. Also, a surrender charge may be imposed if, during the first 9 policy years the Policy lapses. Generally, the Policy will remain in force as long as the scheduled premium payments are made. If the "Special Premium Payment Provision" is in effect, the Owner will not have to pay the scheduled premiums to keep the Policy in force.



     This Prospectus must be accompanied or preceded by current prospectuses for the funds. Please read this Prospectus carefully and retain it for future reference.



     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                                  May 1, 1999

                               TABLE OF CONTENTS



                                                              PAGE
                                                              ----
SUMMARY OF THE POLICY
  The Policy................................................     1
  Purpose of the Policy.....................................     1
  The Death Benefit.........................................     1
  Cash Value................................................     2
  Allocation of Net Premiums................................     2
  Transfers.................................................     2
  Loan Privilege............................................     2
  Withdrawal of Excess Cash Value...........................     3
  Surrender of the Policy...................................     3
  Accelerated Death Benefit.................................     3
  Tax Treatment.............................................     3
  Illustrations.............................................     4
  Charges Assessed Under the Policy.........................     4
  Table of Fund Fees and Expenses...........................     5
The Company, Separate Accounts and Funds....................     7
  Provident Mutual Life Insurance Company...................     7
  The Separate Accounts.....................................     7
  The Funds.................................................     7
  Market Street Fund, Inc...................................     8
  The Stripped ("Zero") U.S. Treasury Securities Fund,
     Provident Mutual Series A..............................    10
  The Alger American Fund...................................    11
  Variable Insurance Products Fund and Variable Insurance
     Products Fund II.......................................    11
  Neuberger Berman Advisers Management Trust................    14
  Van Eck Worldwide Insurance Trust.........................    14
  Additional Information About the Funds and Portfolios.....    15
Detailed Description of Policy Provisions...................    16
  Death Benefit.............................................    16
  Cash Value................................................    17
  Payment and Allocation of Premiums........................    17
  Transfers of Cash Value...................................    23
  Policy Duration...........................................    24
  Options on Lapse..........................................    24
  Exchange Privileges.......................................    24
  Loan Privilege............................................    25
  Withdrawal of Excess Cash Value...........................    26
  Surrender Privilege.......................................    27
  Accelerated Death Benefit.................................    28
Charges and Deductions......................................    29
  Premium Expense Charge....................................    29
  Surrender Charges.........................................    30
  Monthly Deductions........................................    31
  Mortality and Expense Risk Charge.........................    32
  Asset Charge Against Zero Coupon Bond Separate Account....    33
  Charges for Income Taxes..................................    33
  Guarantee of Certain Charges..............................    33
  Other Charges.............................................    33
Other Policy Provisions.....................................    34
  Payment of Policy Benefits................................    34
  The Policy................................................    34

                                                              PAGE
                                                              ----
  Ownership.................................................    34
  Beneficiary...............................................    35
  Change of Owner and Beneficiary...........................    35
  Split Dollar Arrangements.................................    35
  Assignments...............................................    35
  Misstatement of Age and Sex...............................    35
  Dividends.................................................    35
  Settlement Options........................................    36
Supplementary Benefits......................................    36
Federal Income Tax Considerations...........................    37
  Introduction..............................................    37
  Tax Status of the Policy..................................    37
  Tax Treatment of Policy Benefits..........................    37
  Special Rules for Pension and Profit-Sharing Plans........    39
  Special Rules for Section 403(b) Arrangements.............    39
  Business Uses of the Policy...............................    39
  Possible Tax Law Changes..................................    39
  PMLIC's Taxes.............................................    39
Policies Issued in Conjunction with Employee Benefit
  Plans.....................................................    40
Legal Developments Regarding Unisex Actuarial Tables........    40
Voting Rights...............................................    40
Changes to the Separate Accounts of Funds...................    42
  Changes to Separate Account Operations....................    42
  Changes to Available Portfolios...........................    42
  Termination of Participation Agreements...................    42
Officers and Directors of PMLIC.............................    44
Distribution of Policies....................................    46
Policy Reports..............................................    46
Preparing for Year 2000.....................................    46
State Regulation............................................    47
Legal Proceedings...........................................    47
Experts.....................................................    47
Legal Matters...............................................    47
Definitions.................................................    48
Financial Statements........................................   F-1
Appendix A -- Illustration of Death Benefits, Cash Surrender
              Values and Accumulated Premiums...............   A-1
Appendix B -- Calculation of Net Investment Factor and Cash
  Value of the Policy.......................................   B-1
Appendix C -- Long Term Market Trends.......................   C-1
Appendix D -- Plan of Conversion............................   D-1

                             SUMMARY OF THE POLICY



     The following summary of the Policy provisions should be read in conjunction with the detailed information appearing elsewhere in this Prospectus. Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Insured is alive, the Policy is in force and there is no outstanding loan.



THE POLICY



     The Modified Premium Variable Life Insurance Policy (the "Policy") offered by this Prospectus is issued by Provident Mutual Life Insurance Company ("PMLIC"). The Policy is similar in many ways to a fixed-benefit life insurance policy. As with a fixed-benefit life insurance policy, the Owner of a Policy makes premium payments in return for insurance coverage on the person insured. Also, like many fixed-benefit life insurance policies, the Policy will not lapse if scheduled premiums are paid and the Policy provides for accumulation of Net Premiums and a Net Cash Surrender Value which is payable if the Policy is surrendered during the Insured's lifetime. As with many fixed-benefit life insurance policies, the Net Cash Surrender Value during the early Policy Years is likely to be substantially lower than the aggregate premium payments made.



     However, the Policy differs from a fixed-benefit life insurance policy in several important respects. Unlike a fixed-benefit life insurance policy, under the Policy, the Death Benefit may and the Cash Value will increase or decrease to reflect the investment performance of the Separate Accounts or Subaccounts to which Cash Value is allocated. There is no guaranteed minimum Net Cash Surrender Value. If scheduled premium payments are not made, then, after a grace period, the Policy will Lapse without value. (See "Policy Duration"). However, if the "Special Premium Payment Provision" is in effect, the Owner will not be required to pay scheduled premiums to keep the Policy in full force. Generally, this provision will take effect when the Cash Value exceeds a particular amount. (See "Special Premium Payment Provision"). If a Policy Lapses while loans are outstanding, certain amounts may become subject to income tax and a 10% penalty tax. (See "Federal Income Tax Considerations").



     The Policy is called "modified premium" because while there is a fixed schedule for premium payments, the Owner may, subject to certain restrictions, make additional unscheduled payments.



     The most important features of the Policy, such as charges and deductions, Death Benefits, and calculation of Policy values, are summarized on the following pages.



PURPOSE OF THE POLICY



     The Policy is designed to provide lifetime insurance benefits and long-term investment of Cash Value. A prospective Owner should evaluate the Policy in conjunction with other insurance coverage that he or she may have, as well as their need for insurance and the Policy's long-term investment potential. It may not be advantageous to replace existing insurance coverage with the Policy. In particular, replacement should be carefully considered if the decision to replace existing coverage is based solely on a comparison of Policy illustrations.



     The Policy is issued for Insureds with Issue Ages 0 to 80. The minimum Face Amount is $50,000.



THE DEATH BENEFIT



     As long as the Policy remains in force, PMLIC will pay the Proceeds to the Beneficiary upon receipt of due proof of the death of the Insured. The Proceeds will consist of the Policy's Death Benefit, plus any additional benefits provided by a supplementary benefit rider, less any outstanding Policy loan and accrued interest, less any unpaid Monthly Deductions. So long as the required scheduled premiums are paid, the Death Benefit will not be less than the applicable Guaranteed Minimum Death Benefit.

     The Death Benefit is the greatest of:



     (1) the applicable Guaranteed Minimum Death Benefit for the Policy;



     (2) the Face Amount of the Policy plus the amount by which the Cash Value on the date of death exceeds the appropriate Special Premium Payment Single Premium; or



     (3) the Cash Value on the date of death times the Death Benefit Factor for the Insured's sex (if applicable), Attained Age, and Premium Class.



     There are two Death Benefit Options under the Policy -- the Basic Death Benefit Option and the Increasing Death Benefit Option. (The Increasing Death Benefit Option is subject to certain availability restrictions.) The applicable Guaranteed Minimum Death Benefit depends upon which Death Benefit you choose. Under each of the Death Benefit Options, the Guaranteed Minimum Death Benefit is as follows:



    Basic Death Benefit Option:       the Face Amount of the Policy;
    Increasing Death Benefit Option:  the Face Amount of the Policy plus the sum of all unscheduled premiums received by PMLIC as of the date of
                                      death.



CASH VALUE



     The Cash Value in the Separate Accounts and Subaccounts reflects the investment performance of the chosen Separate Accounts and/or Subaccounts, any Net Premiums allocated to those Separate Accounts and/or Subaccounts, any transfers to or from those Separate Accounts and/or Subaccounts, any partial withdrawals from those Separate Accounts and/or Subaccounts, any loans, any loan repayments, any loan interest paid or credited and any charges assessed in connection with the Policy. The Owner bears the entire investment risk.



ALLOCATION OF NET PREMIUMS



     After deduction of the Premium Expense Charge, Net Premiums are allocated to one or more of the Separate Accounts and/or Subaccounts as selected by the Owner in the application or by subsequent written notice.



     Each Separate Account (other than Provident Mutual Variable Zero Coupon Separate Account) and Subaccount uses its assets to purchase shares of a corresponding mutual fund Portfolio that is part of one of the following funds:
The Market Street Fund, Inc.; The Alger American Fund; Neuberger Berman Advisers Management Trust; Van Eck Worldwide Insurance Trust; Variable Insurance Products Fund; and Variable Insurance Products Fund II (the "Funds", each, a "Fund"). There is no assurance that the investment objectives of a particular Portfolio will be met.



TRANSFERS



     The Owner may transfer Cash Value between and among the Separate Accounts and Subaccounts. Transfers between and among the Separate Accounts and Subaccounts are made as of the date PMLIC receives the request. PMLIC requires a minimum amount of $100 for each such transfer. (See "Transfers of Cash Value").



LOAN PRIVILEGE



     The Owner may obtain Policy loans in a minimum amount of $300 (or such lesser minimum as may be required in a particular state) but not exceeding: (1) for Policy Years 1 through 3, 75% of the Net Cash Surrender Value; and (2) for Policy Years 4 and thereafter, 90% of the Net Cash Surrender Value. For policies issued to Virginia residents, the policy loan available in all years will be 90% of the Net Cash Surrender Value.

     At the time of the application for the Policy, the Owner must elect one of two Policy loan interest rate options -- either a fixed 8% rate per year or variable rate which will not exceed the greater of 5 1/2% per year or the Corporate Monthly Bond Yield Average as published by Moody's Investors Service, Inc.



     If interest is not paid when due, it will be added to the outstanding loan balance. PMLIC transfers Cash Value in an amount equal to the loan to PMLIC's General Account where it becomes collateral for the loan. The transfer is made pro-rata from each Separate Account and/or Subaccount. This collateral earns interest at an effective annual rate of 1.5% less than the annual rate then being charged for loans. (See "Loan Privilege").



     Depending upon the investment performance of the Separate Accounts or Subaccounts, and the amounts borrowed, loans may cause a Policy to lapse. Lapse of the Policy with outstanding loans may result in adverse tax consequences including a 10% penalty tax. (See "Tax Treatment of Policy Benefits").



WITHDRAWAL OF EXCESS NET CASH VALUE



     If the cash surrender value of the Policy exceeds an amount called the Withdrawal Single Premium (which is the Attained Age net single premium for the Face Amount of the Policy) the Owner may be able to withdraw such excess Cash Value of the Policy, subject to certain conditions. A withdrawal will reduce the Death Benefit, but not below the Guaranteed Minimum Death Benefit. (See "Withdrawal of Excess Cash Value," below.)



SURRENDER OF THE POLICY



     The Owner may at any time surrender the Policy and receive the entire Net Cash Surrender Value. (See "Surrender Privilege").



ACCELERATED DEATH BENEFIT



     Under the Accelerated Death Benefit Rider, an Owner may receive, at his or her request and upon approval by PMLIC, accelerated payment of part of the Policy's Death Benefit if the Insured develops a Terminal Illness or is permanently confined to a Nursing Care Facility (see "Accelerated Death Benefit").



TAX TREATMENT



     PMLIC believes that a Policy generally should meet the definition of a life insurance contract in the Code. However, there is insufficient guidance to determine whether or not a Policy issued after October 20, 1988 with an extra rating (i.e., substandard) basis would satisfy the Code definition of a life insurance contract, particularly if the Owner pays the full amount of premiums permitted under such a Policy. An Owner of a Policy issued after October 20, 1988 with an extra rating basis may, however, adopt certain self-imposed limitations on the amount of premiums paid for such a Policy which should cause the Policy to meet the definition of a life insurance contract. Any Owner contemplating the adoption of such limitations should consult a tax adviser.



     Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, a Policyowner should not be deemed to be in constructive receipt of Cash Value under a Policy until there is a distribution from the Policy. Moreover, Death Benefits payable under a Policy should be completely excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not be taxed on these Proceeds. (See "Federal Income Tax Considerations").



     Under certain circumstances, a Policy issued or materially changed after June 20, 1988 may be treated as a "Modified Endowment Contract." If the Policy is a Modified Endowment Contract, then all pre-death distributions, including Policy loans, will be treated first as a distribution of taxable income and then as a return of basis or investment in the Policy. In addition, prior to age
59 1/2 any such distributions generally will be subject to a 10% penalty tax. (For further discussion of Modified Endowment Contracts, See "Tax Treatment of Policy Benefits").

     If the Policy is not a Modified Endowment Contract, distributions generally will be treated first as a return of basis or investment in the contract and then as disbursing taxable income. Moreover, loans will not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a Modified Endowment Contract are subject to the 10% penalty tax. (See "Distributions from Policies Not Classified as Modified Endowment Contracts").



ILLUSTRATIONS



     Illustrations of Death Benefits, Cash Value and Net Cash Surrender Value in this prospectus or used in connection with the purchase of a Policy are based on hypothetical rates of return. These rates are not guaranteed. They are illustrative only and should not be considered a representation of past or future performance. Actual rates of return may be higher or lower than those reflected in Policy illustrations, and therefore, actual Policy values will be different from those illustrated.



CHARGES ASSESSED UNDER THE POLICY



     Premium Expense Charge. A Premium Expense Charge will be deducted from each premium payment. This charge consists of a Premium Tax Charge of 2 1/2% for state and local premium taxes, a Percent of Premium Sales Charge of 5%, and a Premium Processing Charge of $1.00. (See "Premium Expense Charge," below.)



     Monthly Deductions. On the Policy Date and on each Policy Processing Date thereafter, the Cash Value is reduced by a Monthly Deduction equal to the sum of the monthly Cost of Insurance Charge, Monthly Administrative Charge, Minimum Death Benefit Guarantee Charge, a charge for additional benefits added by rider and during the first Policy Year, a Policy Charge. The monthly Cost of Insurance Charge is determined by multiplying the Net Amount at Risk by the applicable cost of insurance rate(s). The Cost of Insurance Charge will not exceed the guaranteed maximum Cost of Insurance rates set forth in the Policy based on the insured's Attained Age, Sex and Premium Class. The Monthly Administrative Charge is $3.25 plus $0.015 per $1,000 of Face Amount. (See "Monthly Administrative Charge"). The Minimum Death Benefit Guarantee Charge is $0.01 per $1,000. The Policy Charge is $5.



     Surrender Charge. A Surrender Charge is imposed if the Policy is surrendered or lapses at any time before the end of the 9th Policy Year. The total Surrender Charge is the sum of a Contingent Deferred Administrative Sales Charge which is no greater than $5.00 per $1,000 of Face Amount and a Contingent Deferred Sales Charge which is no greater than 25% of the scheduled Base Premium for Policy Year 1 plus 5% of the scheduled Base Premiums in Policy Years 2 through 5. (See "Surrender Charge").



     Daily Charges Against the Separate Accounts and Subaccounts. PMLIC imposes a daily charge for its assumption of certain mortality and expense risks in connection with the Policy at an annual rate which is currently 0.60% of the average daily net assets of each Separate Account and Subaccount. (See "Mortality and Expense Risk Charges"). With regard to the Zero Coupon Bond Separate Account, PMLIC imposes a daily charge for transaction charges associated with the purchase of units of the Zero Trust at an annual rate which is currently 0.25% of the average daily net assets of the Separate Account. This charge may be increased in the future but it will not exceed an annual rate of 0.50%. (See "Asset Charge Against Zero Coupon Bond Separate Account").

                        TABLE OF FUND FEES AND EXPENSES



                                                             MONEY                              AGGRESSIVE
MARKET STREET FUND, INC. ANNUAL EXPENSES      GROWTH        MARKET        BOND       MANAGED      GROWTH     INTERNATIONAL
(AS A PERCENTAGE OF AVERAGE NET ASSETS)     PORTFOLIO      PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO      PORTFOLIO
----------------------------------------  --------------   ---------   ----------   ---------   ----------   -------------
Management Fees (Investment Advisory
  Fees)............................            0.32%         0.25%        0.35%       0.40%        0.41%         0.75%
Other Expenses.....................            0.15%         0.17%        0.20%       0.18%        0.21%         0.25%
                                               ----          ----         ----        ----         ----          ----
Total Fund Annual Expenses.........            0.47%         0.42%        0.55%       0.58%        0.62%         1.00%

                                             ALL-PRO        ALL-PRO     ALL-PRO      ALL-PRO
                                            LARGE CAP      LARGE CAP   SMALL CAP    SMALL CAP
MARKET STREET FUND, INC. ANNUAL EXPENSES      GROWTH         VALUE       GROWTH       VALUE
(AS A PERCENTAGE OF AVERAGE NET ASSETS)     PORTFOLIO      PORTFOLIO   PORTFOLIO    PORTFOLIO
    -------------------------------            ----          ----         ----        ----
Management Fees (Investment Advisory
  Fees)............................            0.70%         0.70%        0.90%       0.90%
Other Expenses (after reimbursement)...        0.22%         0.27%        0.35%       0.39%
                                               ----          ----         ----        ----
Total Fund Annual Expenses (after
  reimbursement)(1)................            0.92%         0.97%        1.25%       1.29%

THE ALGER AMERICAN FUND ANNUAL                SMALL
EXPENSES(2)                               CAPITALIZATION
(AS A PERCENTAGE OF AVERAGE NET ASSETS)     PORTFOLIO
    -------------------------------            ----
Management Fees (Investment Advisory
  Fees)............................            0.85%
Other Expenses.....................            0.04%
                                               ----
Total Fund Annual Expenses.........            0.89%

VARIABLE INSURANCE PRODUCTS FUND ("VIP         HIGH         EQUITY-
FUND") ANNUAL EXPENSES(2)                     INCOME        INCOME       GROWTH     OVERSEAS
(AS A PERCENTAGE OF AVERAGE NET ASSETS)     PORTFOLIO      PORTFOLIO   PORTFOLIO    PORTFOLIO
    -------------------------------            ----          ----         ----        ----
Management Fees (Investment Advisory
  Fees)............................            0.58%         0.49%        0.59%       0.74%
Other Expenses (after reimbursement)...        0.12%         0.08%        0.07%       0.15%
                                               ----          ----         ----        ----
Total Fund Annual Expenses (after
  reimbursement)(1)................            0.70%         0.57%        0.66%       0.89%

                                                                                    INVESTMENT
VARIABLE INSURANCE PRODUCTS FUND II           ASSET                                   GRADE
("VIP II FUND") ANNUAL EXPENSES(2)           MANAGER       CONTRAFUND  INDEX 500      BOND
(AS A PERCENTAGE OF AVERAGE NET ASSETS)     PORTFOLIO      PORTFOLIO   PORTFOLIO    PORTFOLIO
    -------------------------------            ----          ----         ----        ----
Management Fees (Investment Advisory
  Fees)............................            0.54%         0.59%        0.24%       0.43%
Other Expenses (after reimbursement)...        0.09%         0.07%        0.04%       0.14%
                                               ----          ----         ----        ----
Total Fund Annual Expenses (after
  reimbursement)(1)................            0.63%         0.66%        0.28%       0.57%

                                             LIMITED
NEUBERGER BERMAN ADVISERS                    MATURITY
MANAGEMENT TRUST ANNUAL EXPENSES(2)            BOND
(AS A PERCENTAGE OF AVERAGE NET ASSETS)     PORTFOLIO
    -------------------------------            ----
Management Fees (Investment Advisory
  Fees)............................            0.65%
Other Expenses.....................            0.11%
                                               ----
Total Fund Annual Expenses.........            0.76%

                                                          WORLDWIDE   WORLDWIDE    WORLDWIDE
VAN ECK WORLDWIDE INSURANCE                WORLDWIDE        HARD       EMERGING      REAL
TRUST ANNUAL EXPENSES(2)                      BOND         ASSETS       MARKET      ESTATE
(AS A PERCENTAGE OF AVERAGE NET ASSETS)    PORTFOLIO      PORTFOLIO   PORTFOLIO    PORTFOLIO
---------------------------------------  --------------   ---------   ----------   ---------
Management Fees (Investment Advisory
  Fees)............................           1.00%         1.00%        1.00%       1.00%
Other Expenses (after reimbursement)...       0.15%         0.16%        0.50%       0.50%
                                              ----          ----         ----        ----
Total Fund Annual Expenses (after
  reimbursement)(1)................           1.15%         1.16%        1.50%       1.50%



                                              ZERO
MERRILL LYNCH ZERO UST SECURITIES            COUPON
FUND ANNUAL EXPENSES(2)                       2006
(AS A PERCENTAGE OF AVERAGE NET ASSETS)    PORTFOLIO
---------------------------------------  --------------
Management Fees (Investment Advisory
  Fees)............................           0.00%
Other Expenses.....................           0.25%
                                              ----
Total Fund Annual Expenses.........           0.25%


---------------

(1) For certain Portfolios, certain expenses were reimbursed or fees waived during 1998. It is anticipated that expense reimbursement and fee waiver arrangements will continue past the current year. Absent the expense reimbursement, the 1998 Total Annual Expenses would have been 1.36%, for the Market Street Fund All-Pro Small Cap Value Portfolio, 0.58%, for the VIP Fund Equity-Income Portfolio, 0.68%, for the VIP Fund Growth Portfolio, 0.91%, for the VIP Fund Overseas Portfolio, 0.64%, for the VIP II Fund Asset Manager Portfolio, 0.35%, for the VIP II Fund Index 500 Portfolio, 0.70%, for the VIP II Fund Contrafund Portfolio, 1.20%, for the Van Eck Worldwide Hard Assets Portfolio, 1.61%, for the Van Eck Worldwide Emerging Markets Portfolio and 5.32%, for the Van Eck Worldwide Real Estate Portfolio. Similar expense reimbursement and fee waiver arrangements were also in place for the other Portfolios and it is anticipated that such arrangements will continue past the current year. However, no expenses were reimbursed or fees waived during 1998 for these Portfolios because the level of actual expenses and fees never exceeded the thresholds at which the reimbursement and waiver arrangements would have become operative.



(2) The fee and expense information regarding the Funds and the Zero Trust was provided by those Funds or the Trust. The Neuberger Berman Advisers Management Trust, the Alger American Fund, the VIP Fund, the VIP II Fund and the Van Eck WIT are not affiliated with PMLIC.

                    THE COMPANY, SEPARATE ACCOUNTS AND FUNDS



PROVIDENT MUTUAL LIFE INSURANCE COMPANY



     PMLIC is a mutual life insurance company that was organized as a mutual life insurance company under Pennsylvania law in 1865. PMLIC expects to change its name to Provfirst America Life Insurance Company in connection with its conversion into a stock life insurance company that is indirectly controlled by a newly-created mutual holding company called Provident Mutual Holding Company. More information about the pending conversion and the new holding company structure is provided in Appendix D. PMLIC is authorized to transact life insurance and annuity business in Pennsylvania and in 50 other jurisdictions. On December 31, 1998, PMLIC had total assets of approximately $8.7 billion.



     PMLIC is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.



THE SEPARATE ACCOUNTS



     The Growth, Money Market, Bond and Zero Coupon Bond Separate Accounts were established by PMLIC as separate investment accounts on October 21, 1985 under the provisions of the Pennsylvania Insurance Law; the Aggressive Growth Separate Account was established on February 21, 1989, the International Separate Account on July 15, 1991 and the Variable Separate Account on June 3, 1993. Each is a separate investment account to which assets are allocated to support the benefits payable under the Policies as well as other variable life insurance policies PMLIC may issue.



     The assets of each Separate Account are owned by PMLIC. However, these assets are held separate from other assets and are not part of PMLIC's General Account. The portion of a Separate Account's assets equal to the reserves and other liabilities under the Policies (and other policies) supported by Separate Account are not chargeable with liabilities arising out of any other business that PMLIC may conduct. PMLIC may transfer to its General Account any assets of a Separate Account that exceed the reserves and Policy liabilities of that Separate Account (which will always be at least equal to the aggregate Cash Value allocated to the Separate Account under the Policies). The income, gains and losses, realized or unrealized, from the assets allocated to a Separate Account are credited to or charged against that Separate Account without regard to other income, gains or losses of PMLIC. PMLIC may accumulate in a Separate Account the accrued charges for mortality and expense risks and investment results attributable to assets representing such charges.



     The Separate Accounts are collectively registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act") as a unit investment trust type of investment company. Such registration does not involve any supervision of the management or investment practices or policies of the Separate Accounts by the SEC. Each Separate Account meets the definition of a "Separate Account" under Federal securities laws.



     The Growth, Money Market, Bond, Aggressive Growth and International Separate Accounts each invest exclusively in a corresponding Portfolio of Market Street Fund, Inc. while the Variable Separate Account has twenty Subaccounts that each invest exclusively in other Portfolios of Market Street Fund, Inc. or in Portfolios of one of the other Funds. The Zero Coupon Bond Separate Account invests in units of the Stripped ("Zero") U.S. Treasury Securities Fund, Provident Mutual Series A ("Zero Trust").



THE FUNDS



     The Portfolios are each part of one of six series-type mutual fund companies (each, a "Fund"): Market Street Fund, Inc.; Neuberger Berman Advisers Management Trust; The Alger American Fund; Van Eck Worldwide Insurance Trust; Variable Insurance Products Fund; and Variable Insurance Products Fund II. Each of the Funds are registered with the SEC under the 1940 Act as an open-end management investment company. The SEC does not, however, supervise the management or the investment practices and policies of the Funds or their Portfolios. The assets of each Portfolio are separate from the assets of other portfolios of that Fund and each Portfolio has separate investment objectives and policies. Some of the Funds may, in the future, create additional Portfolios. The investment experience of each Separate Account or Subaccount depends on the investment performance of its corresponding Portfolio or the Zero Trust.



     Certain Separate Accounts and Subaccounts invest in Portfolios that have similar investment objectives and/or policies; therefore before choosing Separate Accounts or Subaccounts, carefully read the individual prospectuses for the Funds along with this prospectus.



MARKET STREET FUND, INC.



     The Growth, Money Market, Bond, Aggressive Growth and International Separate Accounts and five Subaccounts of the Variable Separate Account invest exclusively in shares of the Market Street Fund, Inc. ("MS Fund"). The investment objectives of MS Fund's Portfolios are set forth below.



     The Growth Portfolio. The Growth Portfolio seeks intermediate and long-term growth of capital by investing in common stocks of companies believed to offer above-average growth potential over both the intermediate and the long-term. Current income is a secondary consideration.



     The Money Market Portfolio. The Money Market Portfolio seeks to provide maximum current income consistent with capital preservation and liquidity by investing in high-quality money market instruments.



     The Bond Portfolio. The Bond Portfolio seeks to generate a high level of current income consistent with prudent investment risk by investing in a diversified portfolio of marketable debt securities.



     The Managed Portfolio. The Managed Portfolio seeks to realize as a high a level of long-term total rate of return as is consistent with prudent investment risk by investing in stocks, bonds, money market instruments or a combination thereof.



     The Aggressive Growth Portfolio. The Aggressive Growth Portfolio seeks to achieve a high level of long-term capital appreciation by investing in securities of a diverse group of smaller emerging companies.



     The International Portfolio. The International Portfolio seeks long-term growth of capital principally through investments in a diversified portfolio of marketable equity securities of established foreign issuer companies.



     All Pro Large Cap Growth Portfolio. The All Pro Large Cap Growth Portfolio seeks to achieve long-term capital appreciation. The Portfolio pursues its objective by investing primarily in equity securities of companies among the 750 largest by market capitalization at the time of purchase, which the Advisers believe show potential for growth in future earnings.



     All Pro Small Cap Growth Portfolio. The All Pro Small Cap Growth Portfolio seeks to achieve long-term capital appreciation. The Portfolio pursues its objective by investing primarily in equity securities of companies that rank between 751 and 1,750 in size measured by market capitalization at the time of purchase, which the Advisers believe show potential for growth in future earnings.



     All Pro Large Cap Value Portfolio. The All Pro Large Cap Value Portfolio seeks to provide long-term capital appreciation. The Portfolio attempts to achieve this objective by investing primarily in undervalued equity securities of companies among the 750 largest by market capitalizations at the time of purchase that the Advisers believe offer above-average potential for growth in future earnings.



     All Pro Small Cap Value Portfolio. The All Pro Small Cap Value Portfolio seeks to provide long-term capital appreciation. The Portfolio pursues this objective by investing primarily in undervalued equity securities of companies that rank between 751 and 1,750 in size measured by market capitalization at the time of purchase, which the Advisers believe offer above-average potential for growth in future earnings.

     With respect to the Growth, Money Market, Bond, Managed and Aggressive Growth Portfolios, the Fund is advised by Sentinel Advisors Company (SAC), which is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. As compensation for its services, SAC receives monthly compensation as follows:



          Growth Portfolio -- 0.50% of the first $20 million of the average daily net assets of the Growth Portfolio, 0.40% of the next $20 million of the average daily net assets of the portfolio, and 0.30% of the average daily net assets in excess of $40 million.



          Money Market Portfolio -- 0.25% of the average daily net assets of the portfolio.



          Bond Portfolio -- 0.35% of the first $100 million of the average daily net assets of the portfolio and 0.30% of the average daily net assets in excess of $100 million.



          Managed Portfolio -- 0.40% of the first $100 million of the average daily net assets of the portfolio and 0.35% of the average daily net assets in excess of $100 million.



          Aggressive Growth Portfolio -- 0.50% of the first $20 million of the average daily net assets of the portfolio, 0.40% of the next $20 million of the average daily net assets of the portfolio and 0.30% of the average daily net assets in excess of $40 million.



     With respect to the International Portfolio, MS Fund is advised by Providentmutual Investment Management Company ("PIMC") which receives monthly compensation at an effective annual rate of 0.75% of the first $500 million of the average daily net assets of the portfolio and 0.60% of the average daily net assets in excess of $500 million. PIMC has employed The Boston Company Asset Management, Inc. ("Boston Company") to provide investment subadvisory services in connection with the Portfolio. As compensation for the investment advisory services rendered, PIMC pays The Boston Company a monthly fee at an effective rate of 0.375% of the first $500 million of the average daily net assets of the portfolio and 0.30% of the average daily net assets in excess of $500 million.



     PIMC serves as investment adviser for the All Pro Portfolios. As compensation for its services, PIMC receives .70% of the daily net assets of the All Pro Large Cap Growth and All Pro Large Cap Value Portfolios, and .90% of the daily net assets of the All Pro Small Cap Growth and All Pro Small Cap Value Portfolios. PIMC uses a "manager of managers" approach for the All Pro Portfolios under which PIMC allocates each Portfolio's assets among one or more "specialist" investment sub-advisers. Additionally, PIMC has retained Wilshire Associates Incorporated ("Wilshire") to assist it in identifying potential sub-advisers and performing the quantitative analysis necessary to assess such sub-advisers' styles and performance. As compensation for these services, PIMC pays Wilshire from its investment advisory fees, .05% of the average daily net assets of the All Pro Portfolios.



     All Pro Large Cap Growth. As of the date of this prospectus, the assets of the All Pro Large Cap Growth Portfolio are managed in part by Cohen, Klingenstein & Marks, Inc. ("CKM") and in part by Geewax, Terker & Co. ("Geewax"); pursuant to separate investment sub-advisory agreements. As compensation for their services PIMC pays from its investment advisory fees the following percentages of the daily net assets of the Portfolio: CKM -- .35%.; Geewax -- .30%.



     All Pro Small Cap Growth. As of the date of this prospectus, the assets of the All Pro Small Cap Growth Portfolio are managed in part by Standish, Ayer & Wood ("SAW"), and in part by Husic Capital Management ("Husic"), pursuant to separate investment sub-advisory agreements. As compensation for their services, PIMC pays from its investment advisory fees the following percentages of the daily net assets of the Portfolio: SAW -- .50%; Husic -- .50%.



     All Pro Large Cap Value. As of the date of this prospectus, the assets of the All Pro Large Cap Value Portfolio are managed in part by Equinox Capital Management, Inc. ("Equinox"); in part by Harris Associates, Inc. ("Harris"); and in part by Mellon Equity Associates ("Mellon"), pursuant to separate investment sub-advisory agreements. As compensation for their services PIMC pays from its investment advisory fees the following percentages of the daily net assets of the Portfolio: Equinox -- .25% of the first

$50 million of assets and .23% of the remaining assets; Harris -- .65% of the first $50 million of assets, .60% of the next $50 million of assets and .55% of the remaining assets; Mellon -- .20%.



     All Pro Small Cap Value. As of the date of this prospectus, the assets of the All Pro Small Cap Value Portfolio are managed in part by 1838 Investment Advisors ("1838") and in part by Denver Investment Advisors ("DIA"), pursuant to separate investment sub-advisory agreements. As compensation for their services, PIMC pays from its investment advisory fees the following percentages of the daily net assets of the Portfolio: 1838 -- .55%; DIA -- .75% of the first $25 million of assets and .65% on the remaining assets.



     In addition to the fee for the investment advisory services, MS Fund pays its own expenses generally, including brokerage costs, administrative costs, custodial costs, and legal, accounting and printing costs. However, PMLIC has entered into an agreement with the Fund whereby it will reimburse the Fund for all ordinary operating expenses, excluding advisory fees in excess of an annual rate of 0.40% of the average daily net assets of each portfolio except the International Portfolio, and 0.75% for the International Portfolio. It is anticipated that this agreement will continue; if it is terminated, Fund expenses may increase.



     A more complete description of MS Fund, including the investment objectives, policies and risks of each Portfolio, is contained in the prospectus for the MS Fund, which accompanies this Prospectus.



THE STRIPPED ("ZERO") U.S. TREASURY SECURITIES FUND, PROVIDENT MUTUAL SERIES A



     The Zero Coupon Bond Separate Account invests in units of The Stripped ("Zero") U.S. Treasury Securities Fund, Provident Mutual Series A, a unit investment trust registered with the SEC as such under the 1940 Act. The Zero Trust consists of one series with a maturity date of February 15, 2006. The objective of the Zero Trust is to provide safety of capital and a high yield to maturity through investment in the fixed series consisting primarily of debt obligations issued by the United States of America that have been stripped of their unmatured interest coupons, coupons stripped from debt obligations of the United States, and receipts and certificates for such stripped debt obligations and coupons. A brief summary of the securities purchased by the Zero Trust is set forth below. More detailed information may be found in the current Prospectus for the Zero Trust which accompanies this Prospectus.



     Since the U.S. Treasury securities have been stripped of their unmatured interests coupons, they are purchased at a deep discount. If held to maturity, the amounts invested by the Zero Trust would grow to the face value of the U.S. Treasury securities and therefore, a compound rate of growth to maturity could be determined for the Trust units at the time of purchase. The rate of return experienced by Policy Owners however is lower due to the deduction of certain charges described under "Charges Against the Separate Accounts," especially the charge for mortality and expense risks and the transaction charge against the Zero Coupon Bond Separate Account. Because the value of the Zero Trust's units vary on a daily basis to reflect market values, no net rate of return can be calculated prospectively for units not held until maturity.



     Merrill Lynch, Pierce, Fenner & Smith Incorporated (MLPFS) serves as Sponsor for the Zero Trust. Because the series invests in a fixed portfolio, there is no investment manager. As Sponsor, MLPFS sells units of the Zero Trust to the Zero Coupon Bond Separate Account. The price of these units includes a transaction charge which is not paid by the Zero Coupon Bond Separate Account upon acquisition. Rather, the transaction charge is paid directly by PMLIC to MLPFS out of PMLIC's General Account assets. The amount of the transaction charge paid is limited by agreement between PMLIC and MLPFS and will not be greater than that ordinarily paid by a dealer for similar securities. PMLIC is reimbursed for the transaction charge paid through a daily asset charge which is made against the assets of the Sub-Accounts. (See "Asset Charge Against Zero Coupon Bond Separate Account").



     Units of the Zero Trust are disposed of to the extent necessary for PMLIC to provide benefits and make reallocations under the Policies. MLPFS intends, but is not contractually obligated, to maintain a secondary market in Trust units. As long as a secondary market exists, PMLIC will sell such units to

MLPFS at the Sponsor's repurchase price. Otherwise, units will be redeemed at the Trust's redemption price, which is typically a lower amount.



     Thirty days prior to the maturity date of the securities contained in a series of the Zero Trust, an Owner who has allocated Net Premiums to the Zero Coupon Bond Separate Account investing in that series will be notified and given the opportunity to select the account or Subaccount into which the Policy Account Value attributable thereto should be reallocated. If no instructions are received from the Owner by PMLIC within the 30-day period, the amount in the Zero Coupon Bond Separate Account will be transferred to the Money Market Separate Account.



THE ALGER AMERICAN FUND



     The Alger American Small Capitalization Subaccount invests exclusively in shares of the corresponding Portfolio of The Alger American Fund ("Alger American").



     Alger American Small Capitalization Portfolio. This Portfolio seeks long-term capital appreciation by focusing on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace.



     The investment adviser for the Alger American Small Capitalization Portfolio is Fred Alger Management, Inc. ("Alger Management"), which is registered with the SEC as an Investment Adviser under the Investment Advisors Act of 1940. As compensation for its services, Alger Management receives a fee at the end of each month at an annual rate of .85% of the average net assets of the Alger American Small Capitalization Portfolio.



     A more complete description of Alger American and the Alger American Small Capitalization Portfolio, including the Portfolio's investment objectives, policies and risks, is contained in the prospectus for Alger American which accompanies this Prospectus.



VARIABLE INSURANCE PRODUCTS FUND AND VARIABLE INSURANCE PRODUCTS FUND II



     Eight Subaccounts invest exclusively in shares of Portfolios of the Variable Insurance Products Fund (the "VIP Fund") or of the Variable Insurance Products Fund II (the "VIP II Fund"). The investment objectives of the Portfolios of the VIP Fund and the VIP II Fund in which these Subaccounts invest are set forth below.



  VIP Fund



     VIP Equity-Income Portfolio. This Portfolio seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the VIP Equity-Income Portfolio considers the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield of the securities comprising the Standard and Poor's 500 Composite Stock Price Index.



     VIP Growth Portfolio. This Portfolio seeks to achieve capital appreciation. The VIP Growth Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.



     VIP High Income Portfolio. This Portfolio seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated, fixed-income securities, while also considering growth of capital.



     VIP Overseas Portfolio. This Portfolio seeks long term growth of capital primarily through investments in foreign securities. The VIP Overseas Portfolio provides a means for diversification by participating in companies and economies outside of the United States.

  VIP II Fund



     VIP II Asset Manager Portfolio. This Portfolio seeks to obtain high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term money market instruments.



     VIP II Contrafund Portfolio. This Portfolio seeks capital appreciation by investing in securities of companies where value is not fully recognized by the public.



     VIP II Index 500 Portfolio. This Portfolio seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) of a broad range of common stocks publicly traded in the United States. In seeking this objective, the VIP II Index 500 Portfolio attempts to duplicate the composition and total return of the Standard and Poor's 500 Composite Stock Price Index while keeping transaction costs and other expenses low. The Portfolio is designed as a long-term investment option.



     Investment Grade Bond Portfolio. This Portfolio seeks high current income by investing in investment grade debt securities.



     The VIP Equity-Income, VIP Growth, VIP High Income, and VIP Overseas Portfolios of the VIP Fund and the VIP II Asset Manager, VIP II Contrafund, VIP II Index 500 and VIP II Investment Grade Bond Portfolios of the VIP II Fund are managed by Fidelity Management & Research Company ("FMR"). For managing its investments and business affairs, each Portfolio pays FMR a monthly fee.



     For the VIP Equity-Income, VIP Growth, VIP Overseas, VIP II Contrafund and VIP II Asset Manager Portfolios, the annual fee rate is the sum of two components:



          1. A group fee rate based on the monthly average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52% and it drops (to as low as a marginal rate of 0.30% when average group assets exceed $174 billion) as total assets in all these funds rise.



          2. An individual fund fee rate of 0.20% for the VIP Equity-Income Portfolio, 0.30% for the VIP Contrafund, VIP Growth and VIP II Asset Manager Portfolios and 0.45% for the VIP Overseas Portfolio.



     One-twelfth of the combined annual fee rate is applied to each Portfolio's net assets averaged over the most recent month, giving a dollar amount which is the fee for that month.



     The VIP II Index 500 Portfolio pays FMR a monthly management fee at the annual rate of 0.28% of the Portfolio's average net assets. One-twelfth of this annual fee rate is applied to the net assets averaged over the most recent month, giving a dollar amount which is the fee for that month.



     For the VIP High Income and VIP II Investment Grade Bond Portfolios, the annual fee rate is the sum of two components:



          1. A group fee rate based on the monthly average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops (to as low as a marginal rate of 0.14%) as total assets in all these funds rise.



          2. An individual fund fee rate of 0.45% for the VIP High Income Portfolio and 0.30% for the VIP II Investment Grade Bond Portfolio.



     One twelfth of the combined annual fee rate is applied to the Portfolio's net assets averaged over the most recent month, giving a dollar amount which is the fee for that month.



     On behalf of the VIP II Asset Manager Portfolio and the VIP II Contrafund Portfolio, FMR has entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc. ("FMR (U.K.)") and Fidelity Management & Research (Far
East) Inc. ("FMR Far East"), pursuant to which these entities provide research and investment recommendations with respect to companies based outside the United States. FMR (U.K.) primarily focuses on companies based in Europe while FMR Far East focuses primarily on companies based in Asia and the Pacific Basin. Under the sub-advisory agreements,

FMR and not the Portfolios pay FMR (U.K.) and FMR Far East fees equal to 110% and 105%, respectively, of each sub-advisor's costs incurred in connection with its sub-advisory agreement.



     On behalf of the VIP Overseas Portfolio, FMR has entered into sub-advisory agreements with FMR (U.K.), FMR Far East, and Fidelity International Investment Advisors ("FIIA"). FIIA, in turn, has entered into a sub-advisory agreement with its wholly owned subsidiary Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.). Under the sub-advisory agreements, FMR may receive investment advice and research services with respect to companies based outside the U.S. and may grant them investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the Portfolio.



     Currently, FMR (U.K.), FMR Far East, FIIA and FIIAL U.K. each focus on investment opportunities in countries other than the U.S., including countries in Europe, Asia and the Pacific Basin.



     Under the sub-advisory agreements FMR pays the fees of FMR (U.K.), FMR Far East, and FIIA. FIIA, in turn, pays the fees of FIIAL U.K.



     For providing investment advice and research services the sub-advisors are compensated as follows:



     - FMR pays FMR (U.K.) and FMR Far East fees equal to 110% and 105%, respectively, of FMR (U.K.)'s and FMR Far East's costs incurred in connection with providing investment advice and research services.



     - FMR pays FIIA 30% of its monthly management fee with respect to the average market value of investments held by the Portfolio for which FIIA has provided FMR with investment advice.



     - FIIA pays FIIAL U.K. a fee equal to 110% of FIIAL U.K.'s costs incurred in connection with providing investment advice and research services.



     For providing investment management services, the sub-advisors are compensated according to the following formulas:



     - FMR pays FMR (U.K.), FMR Far East, and FIIA 50% of its monthly management fee with respect to the Portfolio's average net assets managed by the sub-advisor on a discretionary basis.



     - FIIA pays FIIAL U.K. 110% of FIIAL U.K.'s costs incurred in connection with providing investment management.



     Each Portfolio utilizes Fidelity Investments Institutional Operations Company ("FIIOC"), an affiliate of FMR, to maintain the master accounts of the participating insurance companies. Under the transfer agent agreement with FIIOC, each Portfolio pays fees based on the type, size, and number of accounts in each Portfolio and the number of transactions made by shareholders of each Portfolio.



     Each Portfolio also has an agreement with Fidelity Service Co. ("Service"), an affiliate of FMR under which each Portfolio pays Service to calculate its daily share prices and to maintain the portfolio and general accounting records of each Portfolio and to administer each Portfolio's securities lending program. The fees for pricing and bookkeeping services are based on each Portfolio's average net assets but must fall within a range of $45,000 to $750,000. The fees for securities lending services are based on the number and duration of individual securities loans.



     FMR may, from time to time, agree to reimburse a Portfolio for management fees and other expenses above a specified percentage of average net assets. Reimbursement arrangements, which may be terminated at any time without notice, will increase a Portfolio's yield. If FMR discontinues a reimbursement arrangement, each Portfolio's expenses will go up and its yield will be reduced. FMR retains the right to be repaid by a Portfolio for expense reimbursements if expenses fall below the limit prior to the end of a fiscal year. Repayment by a Portfolio will lower its yield. FMR has voluntarily agreed to reimburse the management fees and all other expenses (excluding taxes, interest and extraordinary expenses) in excess of 1.50% of the average net assets of the VIP Equity-Income and VIP Growth

Portfolios, 1.25% of the average net assets of the VIP II Asset Manager Portfolio and 0.28% of the average net assets of the VIP II Index 500 Portfolio.



     A more complete description of the VIP Fund and the VIP II Fund, including the investment of objectives, policies and risks of its Portfolios, is contained in the prospectuses for the VIP Fund and VIP II Fund which accompany this Prospectus.



NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST



     The Neuberger Berman Limited Maturity Bond and Partners Subaccounts invest exclusively in shares of corresponding Portfolios of the Neuberger Berman Advisers Management Trust ("AMT").



     Each Portfolio of AMT invests all of its net investable assets in its corresponding Series (each, a "Series") of Advisers Managers Trust ("Managers Trust"), an open-end management investment company. Each Series invests in securities in accordance with an investment objective, policies and limitations identical to those of its corresponding Portfolio. This "master/feeder fund" structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. For more information regarding this structure, see the prospectus for AMT.



     In that the investment objective of each Portfolio matches that of its corresponding Series, the following describes the investment objective of each Series underlying the Portfolio of AMT in which the Separate Accounts will invest. The investment objectives of the Portfolios of AMT in which the Separate Accounts will invest are set forth below. The investment experience of each Subaccount depends upon the investment performance of its corresponding Portfolio and Series. There is no assurance that any Portfolio (or the corresponding series) will achieve its stated objective.



     Limited Maturity Bond Portfolio. The Series corresponding to this Portfolio seeks the highest current income consistent with low risk to principal and liquidity and secondarily, total return, through investment in short to intermediate term debt securities, primarily investment grade.



     Partners Portfolio. The Series corresponding to this Portfolio seeks capital growth through investment in common stocks and other equity securities of medium to large capitalization established companies.



     The Investment Adviser for the Series of Managers Trust corresponding to the Limited Maturity Bond and Partners Portfolios of AMT is Neuberger Berman Management Incorporated ("NB Management"). As compensation for its services, NB Management receives a monthly fee from AMT at the following percentages of daily net assets of the corresponding Portfolio: Limited Maturity Bond
Portfolio -- 0.25% of first $500 million, 0.225% of next $500 million, 0.20% of next $500 million, 0.175% of next $500 million and 0.15% of over $2 billion; Partners Portfolio -- 0.55% of first $250 million, 0.525% of next $250 million, 0.50% of next $250 million, 0.475 of next $250 million, 0.45% of next $500 million, and 0.425% of over $1.5 billion.



     A more complete description of AMT, including the investment objectives, policies and risks of the available Portfolios, is contained in the prospectuses for the Limited Maturity Bond and Partners Portfolios of AMT, which accompany this Prospectus.



VAN ECK WORLDWIDE INSURANCE TRUST



     Four Subaccounts invest exclusively in shares of corresponding Portfolios of Van Eck Worldwide Insurance ("Van Eck Trust"). The investment objectives of the Portfolios of Van Eck Trust are set forth below.



     Van Eck Worldwide Hard Assets Portfolio. This Portfolio seeks long-term capital appreciation by investing globally, primarily in "Hard Assets Securities". Hard Assets Securities include equity securities of Hard Asset Companies and securities, including structured notes, whose value is linked to the price of a Hard Asset commodity or a commodity index. Hard Asset Companies include companies that are directly or indirectly engaged to a significant extent in the exploration, development, production or distribution of one or more of the following (together, Hard Assets); (i) precious metals, (ii) ferrous and non-ferrous metals, (iii) gas, petroleum, petrochemicals or other hydrocarbons, (iv) forest products, (v) real estate and (vi) other basic non-agricultural commodities. Income is a secondary consideration.



     Van Eck Worldwide Bond Portfolio. This Portfolio seeks high total return through a flexible policy of investing globally, primarily in debt securities.



     Van Eck Worldwide Emerging Markets Portfolio. This Portfolio seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.



     Van Eck Worldwide Real Estate Portfolio. This Portfolio seeks to maximize total return by investing primarily in equity securities of domestic and foreign companies which are principally engaged in the real estate industry or which own significant real estate assets.



     The investment adviser for the Van Eck Worldwide Hard Assets, Van Eck Worldwide Bond and Van Eck Worldwide Real Estate Portfolios is Van Eck Associates Corporation ("Van Eck Associates"). The investment adviser for the Van Eck Worldwide Emerging Markets Portfolio is Van Eck Global Asset Management
(Asia) Limited, a wholly-owned investment adviser subsidiary of Van Eck Associates. As compensation for its services to the Worldwide Hard Assets and Worldwide Bond Portfolios, Van Eck Associates receives a monthly fee at an annual rate of 1.0% of the first $500 million of the average daily net assets of the Portfolios, 0.90% of the next $250 million of the daily net assets of the Portfolios, and 0.70% of the average daily net assets of the Portfolios in excess of $750 million. As compensation for its services to the Worldwide Emerging Markets and Van Eck Worldwide Real Estate Portfolios, Van Eck Associates or its affiliate receives a monthly fee at an annual rate of 1.00% of the Portfolio's average daily net assets.



     A more complete description of Van Eck Trust, including the investment objectives, policies and risks of the available Portfolios, is contained in the Prospectus for the Trust which accompanies this Prospectus.



ADDITIONAL INFORMATION ABOUT THE FUNDS AND PORTFOLIOS



NO ONE CAN ASSURE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED OBJECTIVES AND POLICIES.



     More detailed information concerning the investment objectives, policies and restrictions of the Portfolios, the expenses of the Portfolios, the risks attendant to investing in the Portfolios and other aspects of the Funds' operations can be found in the current prospectus for each Fund that accompanies this prospectus and the current Statement of Additional Information for the Funds. The Funds' prospectuses should be read carefully before any decision is made concerning the allocation of Net Premium Payments or transfers of Cash Value among the Separate Accounts or Subaccounts.



     Not all of the Portfolios described in the prospectuses for the Funds are available with the Policy. Moreover, PMLIC cannot guarantee that each Portfolio will always be available for the Policies, but in the unlikely event that a Portfolio is not available, PMLIC will take reasonable steps to secure the availability of a comparable portfolio. Shares of each Fund are purchased and redeemed at net asset value, without a sales charge.



     PMLIC has entered into agreements with the investment advisers of several of the Funds pursuant to which each such investment adviser will pay PMLIC a servicing fee based upon an annual percentage of the average aggregate net assets invested by PMLIC on behalf of the Separate Accounts. These agreements reflect administrative services provided to the Funds by PMLIC. Payments of such amounts by an adviser will not increase the fees paid by the Portfolios or their shareholders.



     Shares of the Funds are sold to separate accounts of insurance companies that are not affiliated with PMLIC or each other, a practice known as "shared funding." They are also sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners, whose Cash Values are allocated to the Separate Accounts or Subaccounts, and of owners of other contracts or policies whose values are allocated to one or more other separate accounts investing in any one of the Portfolios. Shares of some of the Funds may also be sold directly to certain pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other policies or contracts (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, PMLIC will consider what action may be appropriate, including removing the Portfolio as in investment option under the Policies or replacing the Portfolio with another Portfolio. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.


                   DETAILED DESCRIPTION OF POLICY PROVISIONS


DEATH BENEFIT



     General. As long as the Policy remains in force, the Proceeds of the Policy will, upon due proof of the Insured's death (and fulfillment of certain other requirements), be paid to the Beneficiary in accordance with the designated Death Benefit Option. The Proceeds will be determined as of the date of the Insured's death and will be equal to:



     1. the Death Benefit;



     2. plus any additional benefits due under a supplementary benefit rider attached to the Policy;



     3. less any loan and accrued loan interest on the Policy;



     4. less any overdue deductions if the death of the Insured occurs during the Grace Period.



     The Proceeds may be paid in cash or under one of the Settlement Options set forth in the Policy.



     Death Benefit Options.  The Policy provides two Death Benefit Options.



     Under the Basic Death Benefit Option, the Death Benefit is equal to the greatest of: (1) the Face Amount of the Policy; (2) the Face Amount of the Policy plus the amount by which the Cash Value of the Policy on the date of death exceeds the appropriate 7 1/2% Special Premium Payment Single Premium; or
(3) the Cash Value of the Policy on the date of death times the Death Benefit Factor shown in the Policy for the Insured's sex (if applicable), Attained Age and premium class. Under the Increasing Death Benefit Option, the Death Benefit is equal to the greatest of: (1) the Face Amount of the Policy plus the sum of all unscheduled premiums received by PMLIC as of the date of death; (2) the Face Amount of the Policy plus the amount by which the Cash Value of the Policy on the date of death exceeds the appropriate 7 1/2% Special Premium Payment Single Premium; or (3) the Cash Value of the Policy on the date of death times the Death Benefit Factor shown in the Policy for the Insured's sex (if applicable), Attained Age and premium class.



     The Death Benefit is increased by the portion of any scheduled premium payment which applies to a period of time beyond the date of death. The amount payable is reduced by any policy loans and accrued interest and, if the Insured dies during the Grace Period, by that part of any required but unpaid scheduled premium which applies to a period prior to the date of death. The amount remaining after these adjustments is the Proceeds at death paid to the beneficiary at the Insured's death.



     Availability of Death Benefit Options. The Death Benefit Option is chosen at the time of application for the Policy. If the Policy is issued with the Basic Death Benefit, the Owner may change to the Increasing Death Benefit only during the first Policy Year. Once the Increasing Death Benefit has been chosen, the Owner may not subsequently change to the Basic Death Benefit.


     The Guaranteed Minimum. As long as required scheduled premiums are paid, the Death Benefit is guaranteed never to be less than the applicable Guaranteed Minimum Death Benefit for the Policy. For a Policy with the Basic Death Benefit, the Guaranteed Minimum Death Benefit is equal to the Face Amount of the Policy. For a Policy with the Increasing Death Benefit, the Guaranteed Minimum Death Benefit is equal to the Face Amount of the Policy plus the sum of all unscheduled premiums received by PMLIC as of the date of death.

     How the Death Benefit May Vary. For purposes of determining the Cost of Insurance Charge, the Death Benefit is determined on each Policy Processing Day based on the Cash Value of the Policy (see "How the Cash Value May Vary," below). The Death Benefit will be adjusted to the date of death. The Death Benefit and the Proceeds payable at the Insured's death, therefore, depend on the Cash Value of the Policy when the Insured dies. Favorable investment experience and premium payments in excess of scheduled premiums may result in an increase in the Death Benefit. Unfavorable investment experience may result in decreases in the Death Benefit, but never less than the Face Amount of the Policy. The Death Benefit will also vary depending upon whether the Basic Death Benefit or the Increasing Death Benefit applies.


CASH VALUE


     The Cash Value is not guaranteed. Unless there is an outstanding policy loan, the total Cash Value of the Policy at any time is the sum of the Cash Values of the Separate Accounts and Subaccounts. If there is an outstanding loan, the total Cash Value equals the Cash Value in the General Account attributable to the loan plus the Cash Values of the Separate Accounts.



     As described below, the Cash Value of each Separate Account or Subaccount may increase or decrease daily depending on the investment experience of the chosen Separate Accounts or Subaccounts and the deduction of charges from the Cash Value. Although the Policy offers the possibility of Cash Value appreciation, there is no assurance that such will occur. It is also possible, due to poor investment experience, for the Cash Value to decline to zero. Therefore, the Owner bears all the investment risk on the Cash Value.



     How the Cash Value May Vary. The Cash Value of each Separate Account or Subaccount on the Policy Date is the portion of the Net Premium allocated to that Separate Account or Subaccount reduced by the portion of the monthly deduction on the first Policy Processing Day allocated to that Separate Account or Subaccount. Thereafter, the Cash Value of each Separate Account or Subaccount changes on each Valuation Day.



     The Cash Value of each Separate Account or Subaccount reflects a number of factors, including the investment performance of the Portfolio or the Zero Trust, the receipt of scheduled and unscheduled premium payments, transfers from and to other Separate Accounts or Subaccounts, transfers to and from the General Account for a policy loan and repayment, any withdrawal of excess Cash Value, the monthly deductions from Cash Value, and the daily charges against the Separate Accounts or Subaccounts. For a Policy having the Increasing Death Benefit where unscheduled premiums are paid, the Cash Value may be slightly lower than that of the same Policy having the Basic Death Benefit.



     Net Investment Factor. Each Separate Account or Subaccount has its own Net Investment Factor. The Net Investment Factor measures the daily investment performance of a Separate Account or Subaccount. The factor increases to reflect investment income and capital gains, realized and unrealized, for the securities of the underlying Portfolio or the Zero Trust. The Factor decreases to reflect any capital losses, realized and unrealized, for the securities of the underlying Portfolio or the Zero Trust.



     The asset charge for mortality and expense risks and the transaction charge for the Zero Coupon Bond Separate Account is deducted in determining the applicable Net Investment Factor.


     A description of how the Net Investment Factor is determined and how it is reflected in the Cash Value of the Policy is set forth in Appendix B on Page B-1.

PAYMENT AND ALLOCATION OF PREMIUMS


     Scheduled Premiums. Scheduled premiums are payable during the Insured's lifetime on an annual basis or, if elected, more frequently. The scheduled premium is a level amount that does not change until the Premium Change Date (see "Premium Change Date"). If all required scheduled premiums are paid when due, the Policy will not lapse, even if adverse investment experience results in no Cash Value. If the Special Premium Payment Provision is in effect, scheduled premiums do not have to be paid for the policy to stay in full force. (See "Special Premium Payment Provision".) If that provision is not in effect, scheduled premiums must be paid to keep the Policy in full force. (See "Grace Period for Payment of Scheduled Premiums".)


     Amount of Scheduled Premiums. The amount of scheduled premiums depends on the Face Amount of the Policy, the age of the Insured, the Insured's sex and premium class and the frequency of premium payments. The amount of scheduled premiums payable on Policies issued in states which require "unisex" policies (currently Montana) or in conjunction with employee benefit plans depends on all of the preceding factors except for the sex of the Insured.


     For purposes of calculating premium rates, there are three groupings or "bands" of Face Amount. Each band has a different set of premium rates per $1,000 of Face Amount. The bands are: $50,000 -- 99,999; $100,000 -- 249,999;
$250,000 and over. Generally, the premium rates per $1,000 of Face Amount will be lower for Policies in a higher Face Amount band. Premiums generally are higher for Policies issued for older Insureds. Premiums also are generally higher for male Insureds than comparable female Insureds. The premium classes available are Standard, Non-Smoker, Non-Smoker with Extra-Premium and Extra-Premium. Lower premiums are charged to non-smokers who are at least 22 years of age (21 years of age for policies issued to residents of Texas). Since there is no Non-Smoker class for Insureds under the age of 22, shortly before an Insured attains age 22 (21 in Texas), PMLIC will notify the Insured about possible classification as a Non-Smoker and send the Insured an Application for Change in Premium Class. If the Insured does not qualify for the Non-Smoker class or does not return the application form, the Insured's premium class will remain Standard and the monthly deduction for cost of insurance will be based on Smoker Mortality Tables (see "Cost of Insurance"). If the Insured returns the application and qualifies as a Non-Smoker, the scheduled premium for the Policy will be reduced and the monthly deduction for cost of insurance will be based on Non-Smoker Mortality Tables. Additional premiums are charged for a Policy with an extra-premium class and for any supplementary insurance benefits. In certain situations, such as term conversions, where less than normal underwriting expenses are incurred, PMLIC may allow a credit toward the first scheduled premium.


     Representative annual Base Premium amounts payable from the Policy Date until the Premium Change Date for Non-Smoker and Standard premium classes are shown in the following table:

                                                       $50,000 FACE AMOUNT    $100,000 FACE AMOUNT
                                                      ---------------------   ---------------------
                                                      NON-SMOKER   STANDARD   NON-SMOKER   STANDARD
                                                      ----------   --------   ----------   --------
Male, Issue Age 25..................................     395.50      503.50      765.00      982.00
Female, Issue Age 35................................     508.50      594.00      991.00    1,163.00
Male, Issue Age 45..................................     905.00    1,216.00    1,783.00    2,405.00
Female, Issue Age 55................................   1,236.50    1,442.00    2,445.00    2,856.00

     Premiums are payable on an annual, semi-annual or quarterly basis. Premiums are payable monthly under the Automatic Payment Plan where the Owner authorizes PMLIC to withdraw premiums from the Owner's checking account each month. If premiums are payable under the Automatic Payment Plan and such plan is terminated, the premium payment frequency will be changed to quarterly. The Owner may make deposits into a Premium Deposit Fund Account (PDF Account). If the Owner has a PDF Account, PMLIC will automatically apply the amount in such account toward payment of the scheduled premium due on the premium due date. Any amounts held in a PDF Account earn interest at a fixed rate which will be declared by the Company from time to time.

     If scheduled premiums are paid more often than annually, the aggregate yearly premium will be higher. Although it is not guaranteed that Owners who pay premiums annually and those who pay more frequently than annually will achieve the same Cash Values, the higher premium for those who pay premiums more frequently is intended to decrease the likelihood that the Cash Values for such Owners will be significantly different than those of annual payors.

     Since PMLIC deducts a premium processing charge of $1.00 from each premium payment, Policies for which premiums are paid more frequently than annually will incur higher aggregate premium processing charges than Policies with premiums paid annually (see "Premium Processing Charge").


     The following table compares annual and monthly premiums for Insureds who are in the Non-Smoker premium class. Note that in these examples the sum of 12 monthly premiums for a particular Policy is approximately 106% of the annual premium for the Policy.

                                                      $50,000 FACE AMOUNT    $100,000 FACE AMOUNT
                                                      -------------------    ---------------------
                                                      MONTHLY     ANNUAL     MONTHLY      ANNUAL
                                                      -------    --------    --------    ---------
Male, Issue Age 25..................................   34.80       395.50      67.32       765.00
Female, Issue Age 35................................   44.75       508.50      87.21       991.00
Male, Issue Age 45..................................   79.64       905.00     156.90     1,783.00
Female, Issue Age 55................................  108.81     1,236.50     215.16     2,445.00

     Unscheduled Premiums. The Owner may make unscheduled premium payments at any time, subject to certain minimum and maximum limitations. The minimum unscheduled premium payment is $25. The maximum unscheduled premium which PMLIC will accept in any Policy Year, without prior approval, is a multiple of the scheduled annual Base Premium, based on the Attained Age of the Insured, as shown in the following table.

               MULTIPLE OF SCHEDULED
ATTAINED AGE       BASE PREMIUM
------------   ---------------------
    0-59                10
   60-65                 8
   66-70                 6
   71-75                 5
   76-80                 4
   81-85                 3
     86+                 2

The Owner may plan to pay on a regular basis a premium amount in excess of the scheduled premium. PMLIC will show this additional amount as payable on the premium notice. However, only the required scheduled premium shown on such notice must be paid to keep the Policy in full force.


     The Cash Value of the Policy will immediately increase as of the date an unscheduled premium payment is received. This will increase the likelihood that the Special Premium Provision will go into effect earlier than it otherwise would. If unscheduled premium payments are made, the Special Premium Payment Option may go into effect slightly later for a Policy with the Increasing Death Benefit than it would for the same Policy with the Basic Death Benefit. Of course, the Cash Value may subsequently increase or decrease depending upon the investment experience of the Separate Accounts to which the net unscheduled premium is allocated. Depending upon the circumstances, the Death Benefit may or may not increase when an unscheduled premium payment is received. If the Special Premium Payment Provision has been in effect and scheduled premiums have been skipped, then payment of unscheduled premiums increases the total premiums paid and therefore can increase the amount of the Surrender Charge.


     Premium Change Date. Each Policy sets forth a scheduled premium amount payable on the Policy Date and on each subsequent premium due date until the Premium Change Date. Each Policy also sets forth a higher premium amount payable on and after the Premium Change Date. The Premium Change Date is the Policy Anniversary nearest the Insured's Attained Age 70 or the 15th Policy Year, if later. Because of the premium change feature, the scheduled premiums payable before the Premium Change Date are lower than would otherwise be available and PMLIC is able to provide a Guaranteed Minimum Death Benefit, as long as scheduled premiums are paid when due.

     The higher premium amount specified in the Policy which is payable beginning on the Premium Change Date is based on the following assumptions:

        (1) no unscheduled premium payments are made;

        (2) maximum cost of insurance charges are deducted in all Policy Years; and

        (3) the net rate of return for the chosen Separate Accounts is 4 1/2%.


     Two months prior to the Premium Change Date, PMLIC will recompute the scheduled premium amount payable on and after such date, assuming all scheduled premiums due before the Premium Change Date are paid. If the Owner has made unscheduled premium payments, if the Cost of Insurance Charges deducted are less than the maximum charges, if the chosen Separate Accounts have a net rate of return greater than 4 1/2%, or if any appropriate combination of these factors occurs, the amount of scheduled premiums payable on and after the Premium Change Date will usually be less than the premium amount payable on and after such date as shown in the Policy; in no event will the premium be greater than that shown in the Policy. If unscheduled premium payments are made, for a Policy with the Increasing Death Benefit, the premium payable on and after the Premium Change Date may be slightly higher than it would be for the same Policy with the Basic Death Benefit.



     Special Premium Payment Provision. If the "Special Premium Payment Provision" is in effect, the Owner will not be required to pay scheduled premiums to keep the Policy in full force. Generally, this provision will take effect when the Cash Value exceeds a particular amount as described in more detail below.



     The Special Premium Payment Provision operates on an annual basis. PMLIC will notify the Owner if this provision goes into effect and each year that it stays in effect. To determine whether this provision will take effect for a Policy Year, PMLIC will calculate whether the Cash Value on the Policy Processing Day 2 months before each Policy Anniversary, plus any scheduled but unpaid premiums due before the Policy Anniversary, exceeds an amount called the Special Premium Payment Single Premium. This is an amount which if paid as one sum, and given certain assumptions, which are described in the following paragraph, would be sufficient to purchase a single premium life insurance policy at the Insured's Attained Age with a face amount equal to the Policy's Face Amount. If the Cash Value exceeds this amount and if the required scheduled premiums due before the Policy Anniversary are paid, then the Special Premium Payment Provision goes into effect on that Policy Anniversary and remains in effect for one year. The Policy will remain in force for that year, regardless of whether the Owner makes premium payments or the Cash Value remains greater than the Special Premium Payment Single Premium (the "SPPSP"). If any premium payments are paid while the Special Premium Payment Provision is in effect, they will be considered unscheduled premium payments. Therefore, any premiums for supplemental benefits and extra-premium class will not be deducted from such premium payments. Instead, while the Special Premium Payment Provision is in effect, a portion of the premiums for supplemental benefits and extra-premium class will be deducted from the Cash Value at the premium frequency in effect (see "Supplementary Benefit Charge").


     The assumptions on which the SPPSP is based are:

          (1) Current cost of insurance rates;

          (2) Expense charges described herein;

          (3) A Death Benefit equal to the applicable Guaranteed Minimum Death Benefit for the Policy;

          (4) An amount sufficient to cover the cost of any supplementary benefits and extra-premium class; and

          (5) An assumed interest rate.

     The assumed interest rate is 7.5% if the Special Premium Payment Provision was not in effect for the prior Policy Year, and is 9% if the provision was in effect for the prior Policy Year. Since the 7.5% assumed interest rate results in a higher Special Premium Payment Single Premium than when the 9% assumed interest rate is used, it is possible for the provision to stay in effect when the factors affecting Cash Value are less favorable than necessary initially to trigger the provision.

     Since the effectiveness of the Special Premium Payment Provision depends on the amount of Cash Value, it depends upon all the factors that affect Cash Value, such as the investment experience, the amount and frequency of unscheduled premium payments, and the level of actual cost of insurance and other charges. Greater investment performance, payment of unscheduled premiums, and lower cost of insurance and other charges will each tend to increase the likelihood that the provision will go into effect. The provision also depends on the relationship between the Cash Value and the SPPSP, and the SPPSP increases with the Insured's Attained Age. Therefore, for older Insureds the Cash Value must be correspondingly higher to trigger this provision.

     The time that the Special Premium Payment Provision goes into effect may also depend upon whether the Policy has the Basic or Increasing Death Benefit Option. Assuming that unscheduled premium payments have been made, for a Policy with the Increasing Death Benefit, the Cash Value may be slightly lower and the SPPSP higher than for the same Policy with the Basic Death Benefit. Therefore, where unscheduled premium payments have been made, the Special Premium Payment Provision may go into effect later for a Policy with the Increasing Death Benefit than it would for the same Policy with the Basic Death Benefit.

     For Policies issued to residents of New York State, the determination of whether the Special Premium Payment Provision will take effect is based on whether the Cash Value exceeds the greater of the SPPSP and the Special Premium Payment Tabular Value (the SPPTV).

     For a Policy with the Basic Death Benefit, the SPPTV is calculated like the Cash Value of the Policy except that it is based on the following assumptions:

        (1) Guaranteed (maximum) cost of insurance rates;

        (2) Expense charges described herein;

        (3) A net investment return of 4 1/2%;

        (4) Payment of all scheduled premiums when due; and

        (5) No unscheduled premium payments or policy loans.

Because these assumptions are more conservative than the assumptions used to calculate the SPPSP, for New York Policies it is somewhat less likely, under certain circumstances, that the Special Premium Payment Provision will go into effect as early as it will for other Policies and New York Policies may require a higher net rate of return in order for the Special Premium Payment Provision to remain in effect for a subsequent year.

     The examples shown below illustrate when the Special Premium Payment Provision would first go into effect in certain representative situations. The examples are for a Policy with a $100,000 Face Amount with a Non-Smoker premium class, under which premiums are paid annually, with no policy loans taken or cash withdrawals made, and current cost of insurance rates and expense charges stated in the Policy. When the Special Premium Payment Provision goes into effect it remains in effect for one year, until the following Policy Anniversary. For each Policy Year thereafter, a recalculation is made to determine if the Special Premium Payment Provision remains in effect for that year. Since no unscheduled premiums are paid in these examples, they apply to a Policy with either the Basic Death Benefit or the Increasing Death Benefit.

     Example A: A male Insured, age 25 at issue, where only the annual scheduled premium payments of $765.00 are made (this Policy is illustrated more completely in Appendix A, at page A-3). With a 6% investment return the earliest the Special Premium Payment Provision would go into effect is Policy Year 20; with a 12% investment return, the earliest the provision would go into effect is Policy Year 12.

     Example B: A female Insured, age 55 at issue, where only the annual scheduled premiums of $2,445.00 are paid (this Policy is illustrated more completely in Appendix A, page A-6). With a 6% investment return the earliest the Special Premium Payment Provision would go into effect is Policy Year 22; with a 12% investment return, the earliest it goes into effect is Policy Year 12.

     Since the Special Premium Payment Provision depends largely on the Cash Value, and since making unscheduled premium payments increases the Cash Value, making one or more unscheduled premium payments would bring the Special Premium Payment Provision into effect sooner than shown in the above examples. Under Example A (male Insured, age 25), if a single unscheduled premium of $3,000 is paid when the Policy with the Basic Death Benefit is purchased, and thereafter only the annual scheduled premiums are paid, then with a 6% investment return the Special Premium Payment Provision would first go into effect for Policy Year 8 (instead of Policy Year 20); with a 12% investment return, the Provision would first go into effect for Policy Year 6 (instead of Policy Year 12). Similarly, under Example B (female Insured, age 55), if a single unscheduled premium of $8,600 is paid when the Policy with the Basic Death Benefit is purchased and thereafter only the annual scheduled premiums are paid, then with a 6% return the Special Premium Payment Provision would first go into effect for Policy Year 10 (instead of 22); with a 12% return the provision would first go into effect for Policy Year 7 (instead of 12).

     Assuming unscheduled premium payments are made, if the Policy has the Increasing Death Benefit, then the Special Premium Payment Provision may go into effect slightly later than it would for the same Policy with the Basic Death Benefit. Using Example A, for a Policy with the Increasing Death Benefit, where a single unscheduled premium of $3,000 is paid when the Policy is purchased with annual scheduled premiums only paid thereafter, with a 6% investment return the Special Premium Payment Provision would first go into effect for Policy Year 9 (instead of Policy Year 8); with a 12% return, the provision would first go into effect for Policy Year 6 (the same Policy Year). Using Example B, for a Policy with the Increasing Death Benefit, where a single unscheduled premium of $8,600 is paid when the Policy is purchased with annual scheduled premiums only paid thereafter, with a 6% return the Special Premium Payment Provision would first go into effect for Policy Year 12 (instead of 10); with a 12% return, the provision would first go into effect for Policy Year 7 (the same Policy Year).

     Under either Death Benefit Option, if several unscheduled premiums are paid, (as opposed to one larger unscheduled premium as illustrated in the prior examples) then the Special Premium Payment Provision may also go into effect sooner than with the payment of scheduled premiums only (given the assumptions stated above). Under Example A (male Insured, age 25), if, in addition to the scheduled premiums, unscheduled premium payments of $700 each are made at the beginning of each of the first 5 Policy Years, then for a Policy with the Basic Death Benefit, with a 6% return the provision would first go into effect for Policy Year 8; with a 12% return, the provision would first go into effect for Policy Year 6. Under Example B (female Insured, age 55), if, in addition to the scheduled premiums, unscheduled premium payments of $2,550 each are made at the beginning of each of the first 5 Policy Years, then for a Policy with Basic Death Benefit, with a 6% return the provision would first go into effect for Policy Year 7; with a 12% return the provision would first go into effect for Policy Year 6.

     These examples are based on current cost of insurance rates. If guaranteed (maximum) rates are used, the Special Premium Payment Provision may go into effect under either Death Benefit Option in a later Policy Year than with current rates. Under Example A (male Insured, age 25), with the Basic Death Benefit Option, using guaranteed cost of insurance rates, the provision would first go into effect for Policy Year 22 (instead of 20 using current rates) if there is a 6% return and for Policy Year 12 (same as with current rates) if there is a 12% return; for Example B (female Insured, age 55), with the Basic Death Benefit Option, using guaranteed cost of insurance rates, the provision would first go into effect for Policy Year 34 (instead of 22) if there is a 6% return and for Policy Year 14 (instead of 12) if there is a 12% return (Appendix A includes an illustration of each of these examples using both current and guaranteed (maximum) cost of insurance rates, see pages A-3 and A-7 and A-6 and A-10, respectively).

     Automatic Premium Loan.  The Owner may elect the Automatic Premium Loan
(APL) provision in the Application for the Policy or by written request after the Policy is issued. The APL provision will be operative only when premiums are payable other than monthly. If the APL provision is operative, any scheduled premium which has not been paid by the end of the Grace Period will be paid by a policy loan within 7 days after the end of such Grace Period, provided the Policy has sufficient loan value and the Special Premium Payment Provision is not in effect.


     Allocation of Net Premiums. In the Application for the Policy, the Applicant elects to have net scheduled premiums (scheduled Base Premiums less
7 1/2% for sales charge and state premium tax charge, see "Premium Expense Charge,") allocated to the Growth Account, the Money Market Account, the Bond Account, the Managed Account, the Aggressive Growth Account, the International Account, the Zero Coupon Bond Sub Account, Subaccounts of the Variable Accounts or any combination of them. No less than 5% of a Net Premium may be allocated to any chosen Account or Sub Account. The allocation percentages for the chosen Accounts must be in whole numbers. This initial allocation will remain in effect until changed by written notification to PMLIC.



     The allocation percentages in effect for net scheduled premiums will also apply to net unscheduled premium payments (unscheduled premium payment less Premium Expense Charges, see "Premium Expense Charge,") unless PMLIC is notified that a different allocation is to be used for that particular unscheduled premium. PMLIC must be notified with each unscheduled premium payment of the allocation or the percentages for scheduled premiums will be used.



     PMLIC will allocate the first Net Premium to the Separate Accounts on the later of the Issue Date of the Policy or the date PMLIC receives the payment at its Service Center. PMLIC will allocate subsequent Net Premiums to the Separate Accounts as of the date it receives the payment at its Service Center. For premiums paid under the Automatic Payment Plan (pre-authorized check or Electronic Funds Transfer), such will be allocated to the Separate Accounts on the date PMLIC receives credit for the funds.



TRANSFERS OF CASH VALUE



     Transfers. The Owner may transfer the Cash Value between and among the Separate Accounts and Subaccounts by making a written transfer request to PMLIC up to 4 times in each Policy Year. The amount transferred must be at least $100, unless the total value in an account is less than $100, in which case the entire amount may be transferred. The redistribution will be without charge and will be effective as of the date of receipt of the transfer request at PMLIC's Service Center.



     Transfer Right for Change in Investment Policy of a Separate Account or a Subaccount. If the investment policy of a Separate Account or a Subaccount is materially changed, the Owner may transfer the portion of the Cash Value in such Separate Account or Subaccount to another Separate Account or Subaccount without a transfer charge and without having such transfer count toward the four transfers permitted without charge during a Policy Year.


     Telephone Transfers. Transfers will be made based upon instructions given by telephone, provided the appropriate election has been made at the time of application or proper authorization is provided to PMLIC. PMLIC reserves the right to suspend telephone transfer privileges at any time, for any class of policies, for any reason.

     PMLIC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if it follows such procedures it will not be liable for any losses due to unauthorized or fraudulent instructions. PMLIC, however, may be liable for such losses if it does not follow those reasonable procedures. The procedures PMLIC will follow for telephone transfers include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction and making a tape-recording of the instructions given by telephone.


     Automatic Asset Rebalancing. Automatic Asset Rebalancing is a feature which, if elected, authorizes periodic transfers of policy values among the Separate Accounts or Subaccounts in order to maintain the allocation of such values in percentages that match the then current premium allocation percentages. Election of this feature may occur at the time of application or at any time after the Policy is issued by properly completing the election form and returning it to PMLIC. The election may be revoked at any time. Rebalancing may be done annually. Rebalancing will not occur when the total value in the Separate Accounts or Subaccounts is less than $1,000. PMLIC reserves the right to suspend Automatic Asset Rebalancing at any time, for any class of policies, for any reason.



POLICY DURATION



     Grace Period for Payment of Scheduled Premiums. A Grace Period of 61 days from the due date is allowed for payment of scheduled premiums after the first scheduled premium. If scheduled premiums are paid on or before their due dates or within the Grace Period, the Policy will remain in full force even if the investment experience of the Separate Accounts or Subaccounts designated by the Owner has been so unfavorable that there is no Cash Value. When the Special Premium Payment Provision is not in effect and the Automatic Premium Loan provision is not operative, the failure to pay a scheduled premium by the expiration of the Grace Period will cause the Policy to lapse as of the date the unpaid premium was due. If the Policy lapses, the Owner can surrender the Policy for its Net Cash Surrender Value, apply for reinstatement or continue the insurance as Extended Term Insurance or Reduced Paid Up Insurance.


     Reinstatement. The Policy may be reinstated within three years from the date the unpaid premium was due if it was not surrendered and the Owner provides evidence of insurability. Payment of a premium will be required equal to the greater of:

          (a) all unpaid scheduled premiums with interest at 6% per year compounded annually, plus any policy loan and accrued interest as of the end of the Grace Period; or

          (b) 110% of the increase in the cash surrender value resulting from reinstatement plus all overdue premiums for supplementary insurance benefits with interest at 6% compounded annually.

Upon reinstatement the Policy will have the same Cash Value and Death Benefit as if it had not lapsed. The date of reinstatement will be the date PMLIC approves the application for reinstatement.


OPTIONS ON LAPSE


     Extended Term Insurance (ETI). The Net Cash Surrender Value as of the date this Option is applied, plus monthly deductions made on any Policy Processing Day on or after the date of lapse, will be used as a single premium to buy fixed-benefit Extended Term Insurance for the Insured. The amount of insurance will equal the Death Benefit on the date of lapse minus any loan and accrued interest as of that date. The term period will be that which the single premium will provide for the Insured's Attained Age and sex. ETI has a Cash Value but no loan value. ETI will not be available if the premium class is Non-Smoker with Extra-Premium or Extra-Premium or the amount of paid up insurance would be greater than the amount of the ETI.

     Reduced Paid Up Insurance (RPU). The Net Cash Surrender Value as of the date the Option is applied, plus monthly deductions made on any Policy Processing Day on or after the date of lapse, will be used as a single premium to buy that amount of fixed-benefit insurance which will continue for the Insured's lifetime based on the Insured's Attained Age and sex. Reduced Paid Up Insurance has a loan privilege the same as that available for premium paying policies.


     PMLIC will apply ETI automatically unless it is not available or the Owner selects another Option. If ETI is not available, RPU will be automatic. A selected Option will be applied on the date PMLIC receives written request at its Home Office; PMLIC will apply an automatic Option three months after the date of lapse. The Option will be effective as of the date of lapse.



EXCHANGE PRIVILEGE



     Within 6 months after the effective date of a material change in the investment policy of any chosen Separate Account or Subaccount, the Owner may exchange the Policy for a fixed-benefit whole life insurance policy offered by PMLIC on the life of the Insured.

     No evidence of insurability is required to exercise this privilege. The new policy will have a face amount equal to the Face Amount of the Policy and the same issue age, issue date and premium class for the Insured as the Policy. Premiums for the new policy will be based on the rates which were in effect for the new policy on the Policy Date for the Policy.

     The exchange will be subject to an equitable adjustment to reflect variances, if any, in the Cash Values and dividends of the Policy and the new policy. The method of calculating the adjustment is filed by PMLIC with the appropriate state insurance regulatory authorities. Any policy loan and loan interest must be repaid on or before the effective date of the exchange.

LOAN PRIVILEGE


     The Owner may borrow from PMLIC using the Policy as sole security for the loan. The Owner may borrow up to the difference between the Policy's current Loan Value and any outstanding Policy loan and accrued interest. The minimum amount of any policy loan is $300 ($200 for Policies issued to residents of Connecticut), unless used to pay a scheduled premium. During Policy Years 1 through 3, the loan value of the Policy will be 75% of the cash surrender value; during Policy Year 4 and thereafter it will be 90% of the cash surrender value. (90% in all years for Policies issued to residents of Virginia).



     If on a Policy Anniversary the outstanding Policy loan and accrued interest exceeds the cash surrender value, the Policy will terminate 31 days after PMLIC mails notice to the Owner and any assignee of record at their last known addresses, unless a payment of the amount of such excess is made within that period. In no event will the required payment exceed the amount of the accrued loan interest plus all due and unpaid scheduled premiums.


     While the Insured is living, the Owner may repay all or a portion of a loan and accrued interest. The amount of any outstanding policy loan and accrued interest will be deducted in determining the Net Cash Surrender Value or Proceeds at death.


     Interest Rate. The interest rate charged on Policy loans will be either a fixed annual rate of 8%, or a variable loan interest rate. The Owner must select one of these rates in the Application for the Policy. If the fixed rate is selected, the Owner may later change to the variable rate. Such change will be effective as of the Policy Anniversary following receipt of written notice by PMLIC at its Service Center. The Owner is not permitted to change from the variable rate to the fixed rate.



     Interest is due at the end of each Policy Year, on the Policy Anniversary. If not paid when due, the interest will be added to the loan and bear interest at the applicable Policy loan interest rate.


     Variable Loan Interest Rate. The variable loan interest rate will be determined by PMLIC to be effective as of the first day of each January, April, July and October, unless the state in which this Policy is delivered requires the determination to be made less frequently, such as yearly. The maximum interest rate will be the greater of 5 1/2% or the Moody's Corporate Bond Yield Average-Monthly Average Corporates as published by Moody's Investors Service, Inc., (if this Average is no longer published, a maximum rate set by state law or by the insurance supervisory official of the state in which the Policy is delivered will apply), for the calendar month ending two months prior to the date of change. If the maximum interest rate for the new period is at least
 1/2% lower than the loan interest rate currently being charged, the rate for the new period will be decreased such that it is equal to or less than the maximum interest rate allowed for such period. If the maximum interest rate for the new period is at least 1/2% higher than the loan interest rate currently being charged, PMLIC may, at its discretion, increase the rate for the new period to a rate that is no higher than the maximum interest rate allowed for such period. Any decrease in the variable loan rate is required; any increase in the rate is optional. PMLIC will not necessarily charge the maximum variable loan interest rate.


     Allocation of Loans and Repayments. When a loan is made, a portion of the Cash Value equal to the amount of the loan is transferred from the Separate Accounts and Subaccounts to PMLIC's General Account. Repayment of a loan will result in a transfer back to the Separate Accounts and Subaccounts. A loan and any repayment will be allocated among the Separate Accounts and Subaccounts based upon the net Cash Value of each Separate Account and Subaccounts as of the date the loan or the repayment is made.



     Effect of Loan. A loan taken from, or secured by, a Policy may, in certain circumstances, have adverse federal income tax consequences (see "Federal Income Tax Considerations").



     The amount maintained in the General Account will not reflect the investment experience of the Separate Accounts or Subaccounts during the period the loan is outstanding. Instead, interest will be credited on each Policy Processing Day on the loaned amount at an annual rate 1.50% below the 8% or variable interest rate charged on the Policy loan.



     A loan, whether or not repaid, will have a permanent effect on the Cash Value of the Policy and any Death Benefit in excess of the guaranteed minimum. The effect could be favorable or unfavorable. This is because the investment experience of the Separate Accounts or Subaccounts will only apply to the amount remaining in the Separate Accounts or Subaccounts and not to the amount transferred to the General Account. If the investment experience of the Separate Accounts or Subaccounts is better than the amount being credited on loaned amounts, the Cash Value and hence Death Benefit in excess of the guaranteed minimum, will not increase as rapidly as they would have if no loan had been made. However, if the investment experience of the Separate Accounts or Subaccounts is not as good as the rate being credited on loaned amounts, the Cash Value and excess Death Benefit will be higher than they would have been if no loan had been made. The longer a loan is outstanding, the greater the effect is likely to be.



     For a male Insured, age 45 (illustrated in Appendix A at Page A-5), assuming current Cost of Insurance Charges, consider the following example. A loan of $2,000 with interest payable at the fixed 8% loan interest rate is made at the end of Policy Year 10 and repaid at the end of Policy Year 12. Loan interest is paid when due. Upon repayment the Cash Value will be $27,968. This amount will be less than the amount shown in the illustration for the end of Policy Year 12 ($28,163) because the loan amount is credited with a 6 1/2% rate of return (8% loan interest rate minus 1 1/2%) rather than the 12% gross investment return illustrated.



     Lapse With Loans Outstanding. The amount of an outstanding loan under a Policy plus any accrued interest on outstanding loans is not part of Net Cash Surrender Value. Therefore, the larger the amount of an outstanding loan, the more likely it is that the Policy could lapse. In addition, if the Policy is not a Modified Endowment Policy, lapse of the Policy with outstanding loans may result in adverse tax consequences. (See "Tax Treatment of Policy Benefits")


WITHDRAWAL OF EXCESS CASH VALUE


     The Owner may withdraw excess Cash Value from the Policy if two conditions are met. First, a cash withdrawal may be made only to the extent that the cash surrender value (the Cash Value minus any applicable surrender charge) is at least $300 more than an amount called the "Withdrawal Single Premium", which depends on the Insured's Attained Age. Second, a cash withdrawal may be made only if the amount withdrawn does not reduce the Policy's Net Loan Value (loan value less existing policy loan and accrued interest) to zero. (See "Loan Privilege".) Upon request, PMLIC will tell the Owner how much may be withdrawn.



     No more than four withdrawals may be made in a Policy Year. A withdrawal cannot be made for less than $300. Withdrawals cannot be repaid except as premium payments, subject to Premium Expense Charges (see "Premium Expense Charge"), and any applicable limits on premium payments (see "Payment and Allocation of Premiums"). If the Owner does not specify an allocation for the withdrawal, it will be allocated among the Separate Accounts (or any Subaccount) based upon the net Cash Value of each Separate Account on the date of the withdrawal.


     Calculation of Withdrawal Single Premium. The Withdrawal Single Premium is based on:

        (1) Current cost of insurance rates;

        (2) Expense charges described herein;

        (3) A Death Benefit equal to the applicable Guaranteed Minimum Death Benefit for the Policy;

        (4) An interest rate of 7 1/2%; and

          (5) An amount sufficient to cover the cost of additional premiums for supplementary benefits and extra-premium class.


     The Withdrawal Single Premium is the same as the Special Premium Payment Single Premium ("SPPSP") using the 7.5% assumed rate (examples of the 7.5% SPPSP are listed in Examples A and B), which is used to calculate whether the Special Premium Payment Provision goes into effect. Generally a withdrawal of excess cash cannot be made unless the Special Premium Payment Provision is in effect. There may be limited situations, however, where a cash withdrawal can be made although the Special Premium Payment Provision is not in effect, because the cash surrender value may have increased since the SPPSP was last calculated. In addition, the Special Premium Payment Provision may be in effect during periods when cash withdrawals may not be made, for several reasons including: (1) the withdrawal provision depends on whether the cash surrender value exceeds the Withdrawal Single Premium, whereas the Special Premium Payment Provision depends on whether a larger amount, the Cash Value, exceeds the SPPSP; (2) the withdrawal provision is based on the 7.5% SPPSP, whereas a smaller amount, the 9% SPPSP, is used to determine if the Special Premium Payment Provision will remain in effect for another year once it is in effect; and (3) since the minimum cash withdrawal is $300, cash withdrawals are permitted only if the cash surrender value is at least $300 greater than the Withdrawal Single Premium.


     For Policies issued to residents of New York State, the amount that may be withdrawn is based on whether the cash surrender value is at least $300 more than the greater of the Withdrawal Single Premium and the Withdrawal Tabular Value.

     For a Policy with the Basic Death Benefit, the Withdrawal Tabular Value is calculated like the Cash Value of the Policy except that it is based on the following assumptions:

        (1) Guaranteed (maximum) cost of insurance rates;

        (2) Expense charges described herein;

        (3) A net investment return of 4 1/2%;

        (4) Payment of all scheduled premiums when due; and

        (5) No unscheduled premium payments or policy loans.

Because these assumptions are more conservative than the calculations used to calculate the Withdrawal Single Premium, for New York Policies, it is somewhat less likely under certain circumstances that there can be a Withdrawal of Excess Cash Value.


     Effect of Withdrawal. Whenever a withdrawal is made, the Death Benefit will immediately be recalculated to take into account the reduction in Cash Value. This will not change the Guaranteed Minimum Death Benefit or the amount of scheduled premiums payable before the Premium Change Date. The amount of scheduled premiums after the Premium Change Date may be affected by withdrawals but in no event will they be greater than the amount set forth in the Policy. A withdrawal may, under certain circumstances, have adverse federal income tax consequences. (See "Federal Income Tax Considerations".) Surrendering the Policy under certain circumstances may have adverse federal income tax consequences. (See "Federal Income Tax Considerations".)



SURRENDER PRIVILEGE



     The Policy may be surrendered at any time while the Insured is living for its Net Cash Surrender Value. The Net Cash Surrender Value is the net Cash Value (Cash Value minus any policy loan and accrued interest) less any Surrender Charge. (See "Surrender Charge"). PMLIC will determine the Net Cash Surrender Value on the date it receives at its Service Center a surrender request signed by the

Owner. Coverage under the Policy will end on the day the Owner mails or otherwise sends the surrender request to PMLIC. Surrendering the policy may, under certain circumstances, have adverse federal income tax consequences. (See "Federal Income Tax Considerations.")


ACCELERATED DEATH BENEFIT

     Applicants residing in states that have approved the Accelerated Death Benefit Rider (the "ADBR") may elect to add it to their Policy at issue, subject to PMLIC receiving satisfactory additional evidence of insurability. The ADBR is not yet available in all states and the terms under which it is available may vary from state-to-state. There is no assurance that the ADBR will be approved in all states or that it will be approved under the terms described herein.

     The ADBR permits the Owner to receive, at his or her request and upon approval by PMLIC, an accelerated payment of part of the Policy's Death Benefit when one of the following two events occurs:

     1. Terminal Illness. The Insured develops a non-correctable medical condition which is expected to result in his or her death within 12 months; or

     2. Permanent Confinement to a Nursing Care Facility. The Insured has been confined to a Nursing Care Facility for 180 days and is expected to remain in such a facility for the remainder of his or her life.

     There is no charge for adding the ADBR to a Policy. However, an administrative charge, currently $100 and not to exceed $250, will be deducted from the accelerated death benefit at the time it is paid.

     Tax Consequences of The Rider. The Federal income tax consequences associated with adding the ADBR or receiving the accelerated death benefit are uncertain. Accordingly, we urge you to consult a tax adviser before adding the ADBR to your Policy or requesting an accelerated death benefit.


     Amount of the Accelerated Death Benefit. The ADBR provides for a minimum accelerated death benefit payment of $10,000 and a maximum benefit payment equal to 75% of the Eligible Death Benefit less 25% of any outstanding Policy loans and accrued interest. The ADBR also restricts the total of the accelerated death benefits paid from all life insurance Policies issued to an Owner by PMLIC and its subsidiaries to $250,000. This $250,000 maximum may be increased, as provided in the ADBR, to reflect inflation. The term Eligible Death Benefit under the ADBR means:



     The Proceeds payable under a Policy if the Insured died at the time a claim for an accelerated death benefit is approved by PMLIC, minus:


          1. any dividend accumulations;
          2. any dividends due and not paid;
          3. any dividend payable at death if the Insured died at such time;
          4. any Premium Refund payable at death if the Insured died at such time; and
          5. any insurance payable under the terms of any other rider attached to a Policy.


     An Owner may request only one accelerated death benefit payment (except to pay premiums and policy loan interest) and there are no restrictions on the Owner's use of the benefit. An Owner may elect to receive the accelerated death benefit payment in a lump sum or in 12 or 24 equal monthly installments. If installments are elected and the Insured dies before all of the payments have been made, the present value (at the time of the Insured's death) of the remaining payments and the remaining Proceeds under the Policy will be paid to the Beneficiary in a lump sum.



     Conditions for Receipt of the Accelerated Death Benefit. In order to receive an accelerated death benefit payment, a Policy must be in force other than as Extended Term Insurance and an Owner must submit Due Proof of Eligibility and a completed claim form to PMLIC at its Service Center. Due Proof of Eligibility means a written certification (described more fully in the ADBR), in a form acceptable to PMLIC, from a treating physician stating that the Insured has a Terminal Illness or is expected to be permanently confined in a Nursing Care Facility.

     PMLIC may request additional medical information from an Owner's physician and/or may require an independent physical examination (at its expense) before approving the claim for payment of the accelerated death benefit. PMLIC will not approve a claim for an accelerated death benefit payment if a Policy is assigned in whole or in part, if the Terminal Illness or Permanent Confinement is the result of intentionally self-inflicted injury or if the Owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit.


     Operation of the Rider. The ADBR provides that the accelerated death benefit be made in the form of a Policy loan up to the amount of the maximum loan available under a Policy at the time the claim is approved. Therefore, a request for an accelerated death benefit payment in an amount less than or equal to the maximum loan available at that time will result in a Policy loan being made in the amount of the requested benefit. This Policy loan operates as would any loan under the Policy.


     To the extent that the amount of a requested accelerated death benefit payment exceeds the maximum available loan amount, the benefit will be advanced to the Owner and a lien will be placed on the Death Benefit payable under the Policy (the "death benefit lien") in the amount of this advance. Under the ADBR, interest will accrue daily, at a rate determined as described in the ADBR, on the amount of this advance and upon the death of the Insured the amount of the advance and accrued interest thereon is subtracted from the amount of Insurance Proceeds at Death.


     Effect on Existing Policy. The Insurance Proceeds at Death otherwise payable under a Policy at the time of an Insured's death will be reduced by the amount of any death benefit lien and accrued interest thereon. If the Owner makes a request for a surrender, a Policy loan or a withdrawal, the Policy's Net Cash Surrender Value and Loan Value will be reduced by the amount of any outstanding death benefit lien plus accrued interest. Therefore, depending upon the size of the death benefit lien, this may result in the Net Cash Surrender Value and the Loan Value being reduced to zero.



     Premiums and Policy loan interest must be paid when due. However, if requested with the accelerated death benefit claim, future premiums and policy loan interest may be paid through additional accelerated death benefits.



     In addition to lapse under the applicable provisions of the Policy, a Policy will also terminate on any Policy Anniversary when the death benefit lien exceeds the Proceeds.



                             CHARGES AND DEDUCTIONS



     Charges will be deducted in connection with the Policy to compensate PMLIC for (a) providing the insurance benefits set forth in the Policy; (b) administering the Policy; (c) assuming certain risks in connection with the Policy; and (d) incurring expenses in distributing the Policy. In the event that there are any profits from fees and charges deducted under the Policy, including but not limited to mortality and expense risk charges, such profits could be used to finance the distribution of contracts.



PREMIUM EXPENSE CHARGE



     Prior to allocation of Net Premiums, premiums paid are reduced by a Premium Expense Charge which consists of:



     Premium Tax Charge. Various states and some of their subdivisions impose a tax on premiums received by insurance companies. A charge is deducted from each premium payment to compensate PMLIC for paying state premium taxes. This charge is equal to 2 1/2% of each scheduled Base Premium or unscheduled premium remaining after the premium processing charge has been deducted. Premium taxes vary from state to state and the 2 1/2% is the average rate expected to be paid on premiums received in most states. This charge may be increased in certain localities when substantial additional premium taxes are assessed.



     Sales Charge. A charge of 5% of each scheduled Base Premium or unscheduled premium remaining after the premium processing charge has been deducted. This charge is deducted from each premium payment to partially compensate PMLIC for the cost of selling the Policy (There also is a Contingent Deferred Sales Charge which is deducted only if the Policy is surrendered or lapses in the first 9 Policy Years. See "Contingent Deferred Sales Charge").



     Premium Processing Charge. PMLIC will deduct a charge of $1.00 from each premium payment to cover the cost of collecting and processing premium payments. Policies for which premiums are paid annually will therefore incur lower aggregate premium processing charges than Policies with premiums paid more frequently.



SURRENDER CHARGES



     A Surrender Charge, which consists of a Contingent Deferred Administrative Charge and a Contingent Deferred Sales Charge, is imposed if the Policy is surrendered or lapses at any time before the end of the 9th Policy Year.



     These Surrender Charges are designed partially to compensate PMLIC for the cost of administering, issuing and selling the Policy, including agent sales commissions, the cost of printing the prospectuses and sales literature, any advertising costs, medical exams, review of applications for insurance, processing of the applications, establishing policy records and Policy issue. PMLIC does not expect the Surrender Charges to cover all of these costs. To the extent that they do not, PMLIC will cover the short-fall from its general account assets, which may include profits from the mortality and expense risk charge.



     Contingent Deferred Administrative Charge. The Contingent Deferred Administrative Charge is as follows:



              CHARGE PER $1,000
POLICY YEAR      FACE AMOUNT
-----------   -----------------
    1-5             $5.00
      6              4.00
      7              3.00
      8              2.00
      9              1.00
     10                 0



     Contingent Deferred Sales Charge. The Contingent Deferred Sales Charge is to partially compensate PMLIC for the cost of selling the Policy.



     If the Special Premium Payment Provision has never been in effect as of the date of surrender or lapse, then the Contingent Deferred Sales Charge is a percentage of the lesser of:



      (i) the total premiums paid, less premium processing charges, to the date of surrender or lapse; and



     (ii) the schedule Base Premiums payable up to such date (scheduled Base Premiums are total scheduled premiums less premium processing charges and premiums for supplementary benefits and for extra-premium class);



     If the Special Premium Payment Provision has been in effect prior to the date of surrender or lapse, then the Contingent Deferred Sales Charge is a percentage of the lesser of:



      (i) the total premiums paid, less premium processing charges, to the date of surrender or lapse; and



     (ii) the scheduled Base Premium that would have been payable up to such date if the Special Premium Payment Provision had never been in effect.



     The maximum Contingent Deferred Sales Charge is an amount equal to 25% of the first year's scheduled Base Premium, plus 5% of the scheduled Base Premiums for Policy Year 2, 3, 4 and 5. Expressed differently, this equals 9% of the total scheduled Base Premiums for Policy Years 1 through 5. The maximum Contingent Deferred Sales Charge will be applied to Policies that lapse or are surrendered during Policy Year 5. Thereafter, the Contingent Deferred Sales Charge will be reduced each year until it becomes zero in Policy Year 10 and thereafter.

     The following table shows the rates that will apply when Policies with premiums payable annually (and for Insureds with an Issue Age of 65 or less) are surrendered or lapse.



 FOR POLICIES     THE CONTINGENT DEFERRED SALES CHARGE    WHICH IS EQUAL TO THE
   WHICH ARE               RATES WILL BE THE             FOLLOWING PERCENTAGE OF
  SURRENDERED           FOLLOWING PERCENTAGE OF          THE SCHEDULED PREMIUMS
OR LAPSE DURING           ONE SCHEDULED ANNUAL              UP TO THE DATE OF
  POLICY YEAR                   PREMIUM                    SURRENDER OR LAPSE
---------------   ------------------------------------   -----------------------
            1                       25%                           25.00%
            2                       30%                           15.00%
            3                       35%                           11.66%
            4                       40%                           10.00%
            5                       45%                            9.00%
            6                       40%                            6.66%
            7                       30%                            4.28%
            8                       20%                            2.50%
            9                       10%                            1.11%
 10 and later                     Zero                             Zero



     For Insureds whose Issue Age is above 65, the rates that will apply when Policies with premiums payable annually are surrendered or lapse will be less than or equal to those shown in the table above.



     For Policies with premiums payable more frequently than annually, the maximum Contingent Deferred Sales Charge is also 25% of the first year's scheduled Base Premiums due on or before the date of surrender or lapse plus 5% of the scheduled Base Premiums for Policy Years 2, 3, 4 and 5 which are payable on or before the date of surrender or lapse (or the same percentages of total premiums paid, if less). The charge declines uniformly in Policy Years 6 through 9 until it becomes zero for Policy Years 10 and thereafter. Although the rate of the Contingent Deferred Sales Charges is the same for annual premium Policies and Policies with premiums paid more frequently than annually, for Policies surrendered at the end of a Policy Year, the dollar amount of this charge will be higher for Policies with premiums paid more frequently than for annual premium Policies because the total amount of the scheduled premiums is higher.



MONTHLY DEDUCTIONS



     Charges will be deducted from the Policy's Cash Value on the Policy Date and on each Policy Processing Day to compensate PMLIC for administrative expenses and for the insurance coverage provided by the Policy. The Monthly Deduction consists of five components -- (a) the Cost of Insurance, (b) Administration Charge, (c) Minimum Death Benefit Guarantee Charge, (d) First Year Policy Charge, and (e) Supplementary Benefit Charge. Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the Monthly Deduction may vary in amount from month to month. The Monthly Deduction is deducted from the Separate Accounts and/or Subaccounts based on the proportion that the Owner's Separate Accounts or Subaccount bear to the total unloaned Cash Value of the Policy.



     Cost of Insurance. Because the cost of insurance depends upon several variables, the cost for each Policy Month can vary. PMLIC will determine the Monthly Cost of Insurance Charge by multiplying the applicable cost of insurance rate or rates by the Net Amount at Risk for each Policy Month. If any unscheduled premium payments are made, this charge may be slightly higher for a Policy with the Increasing Death Benefit than for the same Policy with the Basic Death Benefit.



     The Net Amount at Risk on any Policy Processing Day is the amount by which the Death Benefit exceeds the Policy's Cash Value. In calculating the cost of insurance charge, the rate for the Premium Class on the Policy Processing Day is applied to the Net Amount at Risk.



     Any change in the Net Amount at Risk will affect the total cost of insurance charges paid by the Owner.

     Cost of Insurance Rate. The cost of insurance rate is based on the Attained Age, Sex, Premium Class of the Insured. The actual Monthly Cost of Insurance rates will be based on PMLIC's expectations as to future mortality and expense experience. They will not, however, be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. The guaranteed maximum rates are based on the Insured's Attained Age, Sex, Premium Class, and the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Table. For Policies issued in states which require "unisex" policies (currently Montana) or in conjunction with employee benefit plans, the maximum cost of insurance charge depends only on the Insured's Age, Premium Class and the 1980 Commissioners Standard Ordinary Mortality Table NB and SB. Any change in the cost of insurance rates will apply to all persons of the same Attained Age, Sex, and Premium Class.



     Premium Class. The Premium Class of the Insured will affect the cost of insurance rates. PMLIC currently places Insureds into standard classes and classes with extra ratings, which reflect higher mortality risks. In an otherwise identical Policy, an Insured in the standard class will have a lower cost of insurance than an Insured in a class with extra rating. The standard Premium Class is divided into two categories: smoker and nonsmoker. Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers in the same Premium Class.



     Since the nonsmoker designation is not available for Insured under Attained Age 22 (21 in Texas), shortly before an Insured attains age 22, PMLIC will notify the Insured about possible classification as a nonsmoker and will send the Insured an Application for Change in Premium Class. If the Insured does not qualify as a nonsmoker or does not return the application, cost of insurance rates will be based on the Premium Class shown in the Policy. However, if the insured returns the application and qualifies as a nonsmoker, the cost of insurance rates will be changed to reflect the nonsmoker classification.



     Administration Charge. A Monthly Administration Charge of $3.25 and $0.015 per $1,000 of Face Amount is deducted from the Cash Value on the Policy Date and each Policy Processing Day as part of the Monthly Deduction. This charge is intended to reimburse PMLIC for ordinary administrative expenses expected to be incurred, including record keeping, processing claims and certain Policy changes, preparing and mailing reports, and overhead costs.



     Minimum Death Benefit Guarantee Charge. This charge compensates PMLIC for the risk it assumes by guaranteeing that, no matter how unfavorable investment experience may be, as long as required scheduled premiums are paid when due the Death Benefit will never be less than the Face Amount of the Policy if the Basic Death Benefit applies and the Face Amount of the Policy plus the sum of unscheduled premiums received by PMLIC as of the date of death if the Increasing Death Benefit applies. This charge is equal to $0.01 per $1,000 of the applicable Guaranteed Minimum Death Benefit. For a Policy with a Guaranteed Minimum Death Benefit of $50,000, the deduction will be $0.50 per month or $6.00 per year.



     First Year Policy Charge. A charge of $5.00 will be deducted on each of the first 12 Policy Processing Days. This charge in conjunction with the Contingent Deferred Administrative Charge compensates PMLIC for expenses, other than sales expenses, incurred in conjunction with issuance of the Policy.



     Supplementary Benefit Charge. If the Special Premium Payment Provision is in effect, charges for any supplementary benefits or for extra-premium class will be deducted on each Policy Processing Day a scheduled premium otherwise would be due. These charges will be 92.5% of the premiums otherwise payable for these benefits.



MORTALITY AND EXPENSE RISK CHARGE



     A daily charge will be deducted from the value of the net assets of the Separate Accounts and Subaccounts to compensate PMLIC for mortality and expense risks assumed in connection with the Policy. This charge will be deducted at an annual rate of 0.60% (or a daily rate of 0.001644) of the average daily net assets of each Separate Account or Subaccount. The mortality risk assumed by PMLIC is that Insureds may live for a shorter time than projected and, therefore, greater death benefits than expected will be paid in relation to the amount of premiums received. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges provided in the Policy.



     If the mortality and expense risk charge proves insufficient, PMLIC will provide for all death benefits and expenses and any loss will be borne by PMLIC. Conversely, PMLIC will realize a gain from this charge to the extent all money collected from this charge is not needed to provide for benefits and expense under the Policies.



ASSET CHARGE AGAINST ZERO COUPON BOND SEPARATE ACCOUNT



     PMLIC makes a daily asset charge against the assets of the Zero Coupon Bond Separate Account. This charge is to reimburse PMLIC for transaction charges paid directly by PMLIC to Merrill Lynch, Pierce, Fenner & Smith on the sale of Zero Trust units to the Zero Coupon Bond Separate Account. PMLIC pays these amounts from General Account assets. The amount of the asset charge currently is equivalent to an effective annual rate of 0.25% (.000685% per day) of the average daily net assets of each Subaccount. This amount may be increased in the future, but in no event will it exceed an effective annual rate of 0.50% (.001370% per day).



CHARGE FOR INCOME TAXES



     PMLIC currently does not charge any Separate Account for its corporate federal income taxes. However, PMLIC may make such a charge in the future if there are any taxes that are attributable to that account. Charges for other applicable taxes attributable to the account also may be made.



GUARANTEE OF CERTAIN CHARGES



     PMLIC guarantees that it will not increase the charges deducted from premiums, and the charge to the Separate Accounts for mortality and expense risks.



OTHER CHARGES



     The Separate Accounts and Subaccounts purchase shares of the Funds and the Zero Trust at net asset value. The net asset value of those shares reflect management fees and expenses already deducted from the assets of the Fund's and Zero Trust's Portfolios. The fees and expenses for the Funds, the Zero Trust and their Portfolios are described briefly in connection with a general description of each Fund and the Zero Trust. More detailed information is contained in the Prospectuses of the Funds and the Zero Trust which are attached to or accompany this Prospectus.

                            OTHER POLICY PROVISIONS



PAYMENT OF POLICY BENEFITS



     Proceeds under a Policy will ordinarily be paid to the Beneficiary within seven days after PMLIC receives proof of the Insured's death at its Service Center and all other requirements are satisfied. Proceeds will be paid in a single sum unless an alternative settlement option has been selected.



     If Proceeds are payable in a single sum, interest at the annual rate of 3% or any higher rate declared by PMLIC or required by law is paid on the Proceeds from the date of death until payment is made.



     Any amounts payable as a result of surrender, withdrawal of excess cash value or Policy loan will ordinarily be paid within seven days of receipt of written request at PMLIC's Service Center in a form satisfactory to PMLIC.



     For Policies sold in New York State, if the amount payable as a result of surrender, withdrawal of excess Cash Value or a Policy loan is not mailed or delivered to the Owner within 10 working days of receipt by PMLIC of the request, interest will be added to such amount at the rate required by New York law.



     Generally, the amount of a payment from the Separate Accounts or Subaccounts will be determined as of the date of receipt by PMLIC of all required documents. However, PMLIC may defer the determination or payment of such amounts if the date for determining such amounts falls within any period during which: (1) the disposal or valuation of a Separate Account's or Subaccount's assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the SEC's rules and regulations, trading is restricted or an emergency is deemed to exist; or (2) the SEC by order permits postponement of such actions for the protection of PMLIC policyholders. PMLIC will allow interest, at a rate of 3% a year, on any payment PMLIC defers for 30 days or more as described above.



     The Owner may decide the form in which Proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the Proceeds to be paid in a lump sum or under a Settlement Option. These choices are also available upon surrender of the Policy for its Net Cash Surrender Value and for payment of the Cash Value upon maturity of the Policy. If no election is made, payment will be made in a lump sum. The Beneficiary may also arrange for payment of the Proceeds in a lump sum or under a Settlement Option. If the Beneficiary is changed, any prior arrangements with respect to the Payment Option will be cancelled.



THE POLICY



     The Policy and the application(s) attached thereto are the entire contract. Only statements made in the applications can be used to void the Policy or deny a claim. PMLIC assumes that all statements in an application are made to the best of the knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. PMLIC relies on those statements when it issues or changes a Policy. Only the President or a Vice President of PMLIC can agree to change or waive any provisions of the Policy and only in writing. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.



OWNERSHIP



     The Owner is the Insured unless a different Owner is named in the application or thereafter changed. While the Insured is living, the Owner is entitled to exercise any of the rights stated in the Policy or otherwise granted by PMLIC. If the Insured and Owner are not the same, and the Owner dies before the Insured, these rights will vest in the estate of the Owner, unless otherwise provided.

BENEFICIARY



     The Beneficiary is designated in the application for the Policy, unless thereafter changed by the Owner during the Insured's lifetime by written notice to PMLIC. Any Proceeds for which there is not a designated Beneficiary surviving at the Insured's death are payable in a single sum to the Insured's executors or administrators.



CHANGE OF OWNER OR BENEFICIARY



     As long as the Policy is in force, the Owner or Beneficiary may be changed by written request in a form acceptable to PMLIC. If two or more persons are named as Beneficiaries, those surviving the Insured will share the Proceeds equally, unless otherwise stated. The change will take effect as of the date it is signed, whether or not the Insured is living when the request is received by PMLIC. PMLIC will not be responsible for any payment made or action taken before it receives the written request. A change in the Policy's ownership may have federal income tax consequences. (see "Tax Treatment of Policy Benefits.")



SPLIT DOLLAR ARRANGEMENTS



     The Owner or Owners may enter into a Split Dollar Arrangement between each other or another person or persons whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., Net Cash Surrender Value or Policy Proceeds) are split between the parties. There are different ways of allocating such rights.



     For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the Net Cash Surrender Value. The employee may designate the Beneficiary to receive any Death Proceeds in excess of the Net Cash Surrender Value. If the employee dies while such an arrangement is in effect, the employer would receive from the Death Proceeds the amount which he would have been entitled to receive upon surrender of the policy and the employee's Beneficiary would receive the balance of the proceeds.



     No transfer of Policy rights pursuant to a Split Dollar Arrangement will be binding on PMLIC unless in writing and received by PMLIC.



     The parties who elect to enter into a Split Dollar Arrangement should consult their own tax advisers regarding the tax consequences of such an arrangement.



ASSIGNMENTS



     The Owner may assign any and all rights under the Policy. No assignment binds PMLIC unless in writing and received by PMLIC at its Service Center. PMLIC assumes no responsibility for determining whether an assignment is valid and the extent of the assignee's interest. All assignments will be subject to any Policy loan. The interest of any Beneficiary or other person will be subordinate to any assignment. A Beneficiary may not commute, encumber, or alienate Policy benefits, and to the extent permitted by applicable law, such benefits are not subject to any legal process for the payment of any claim against the payee. Assignment of the Policy may have adverse tax consequences. (See "Tax Treatment of Policy Benefits.")



MISSTATEMENT OF AGE AND SEX



     If the Insured's age or sex has been misstated in the application, the Death Benefit and any benefits provided by riders will be such as the most recent Monthly Deductions would have provided at the correct age and sex. No adjustment will be made to the Cash Value.



DIVIDENDS



     The Policy is participating; however, no dividends are expected to be paid on the Policy. If dividends are ever declared, they will be paid under one of the following options:



          (a) Paid in cash; or



          (b) Applied as a scheduled or unscheduled Net Premium.

     The Owner must choose an option at the time the application for the Policy is signed. If no option is chosen, any dividend will be applied as a Net Premium payment. The Owner may change the option by giving written notice to PMLIC.



     For Policies sold in New York State, if dividends are ever declared they will be paid under one of the options above, or left to accumulate at interest or used to buy paid-up additions, as chosen by the Owner.



SETTLEMENT OPTIONS



     In lieu of a single sum payment on death or surrender, an election may be made to apply the proceeds under any one of the fixed-benefit Settlement Options provided in the Policy. A guaranteed interest rate of 3% per year applies to all Options. Additional interest may be declared each year by PMLIC in its sole discretion. The options are briefly described below. Please refer to the Policy for more details.



     Proceeds at Interest Option. Left on deposit to accumulate with PMLIC with interest payable at a rate of at least 3% per year.



     Installments of a Specified Amount Option. Payable in equal installments until proceeds applied under the Option and interest on the unpaid balance at 3% per year and any additional interest are exhausted.



     Installments for a Specified Period Option. Payable in the number of equal monthly installments set forth in the election. Payments may be increased by additional interest which would increase the installments certain. The guaranteed interest rate is 3% per year.



     Life Income Option. Payable in equal monthly installments during the payee's life. Payments will be made either with or without a guaranteed minimum number. If there is to be a minimum number of payments, they will be for either 120 or 240 months or until the proceeds applied under the Option are exhausted, as elected.



     Joint and Survivor Life Income. Payable in equal monthly installments, during the joint lives of the payee and one other person and during the life of the survivor. The minimum number of payments will be for either 120 or 240 months, as elected.



     Alternate Life Income Option. Proceeds may be taken as a life income with the amount of the payments depending on the non-participating single premium immediate annuity rates at the time payments begin.



                             SUPPLEMENTARY BENEFITS



     In addition to the ADB rider, the following riders offer other supplementary benefits. Most are subject to various age and underwriting requirements and, unless otherwise indicated, must be purchased when the Policy is issued. The cost of each rider is included in the monthly deduction.



     Disability Waiver of Premium. Providing that in the event of the Insured's total disability before the Policy Anniversary nearest the Insured's 60th birthday and continuing for at least 90 days (where permitted), PMLIC will waive all scheduled premiums after the commencement and during the continuance of such disability. PMLIC may offer a 180 day extended waiting period for certain Insured who do not qualify for the normal 90 day period.



     Accidental Death Benefit. Providing for an additional fixed amount of Death Benefit in the event the Insured dies from accidental bodily injury before the Policy Anniversary nearest the Insured's 70th birthday.



     Guaranteed Purchase Option. Providing that the Owner may purchase additional insurance on the Insured's life at specified times without evidence of insurability and under certain other circumstances.

                       FEDERAL INCOME TAX CONSIDERATIONS



INTRODUCTION



     The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon PMLIC's understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.



TAX STATUS OF THE POLICY



     In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements should be applied is limited. Nevertheless, PMLIC believes that Policies issued on a standard premium class basis should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard basis, and it is not clear whether such Policies, if issued after October 20, 1988, will in all cases satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.



     In certain circumstances, owners of variable life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of an Owner to allocate premium payments and the Cash Value and the narrow investment objective of certain Portfolios, have not been explicitly addressed in published rulings. While PMLIC believes that the Policies do not give Owners investment control over Separate Account assets, PMLIC reserves the right to modify the Policies as necessary to prevent an Owner from being treated as the owner of the Separate Account assets supporting the Policy.



     In addition, the Code requires that the investments of the Separate Accounts be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Accounts, through the Portfolios, will satisfy these diversification requirements.



     The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.



TAX TREATMENT OF POLICY BENEFITS



     In General. PMLIC believes that the death benefit under a Policy should be excludible from the gross income of the beneficiary.



     Federal, state and local transfer, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax adviser should be consulted on these consequences.



     Generally, the Owner will not be deemed to be in constructive receipt of the Cash Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

     Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment Contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven Policy years or seven years following a material change to the Policy. Certain changes in a Policy after it is issued could also cause it to be classified as a Modified Endowment Contract. A current or prospective Owner should consult with a competent adviser to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.



     Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:



     - All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and withdrawals, are treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.



     - Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed in same manner as surrenders and withdrawals.



     - A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.



     Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.



     Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions.



     Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.



     Investment in the Policy. The Owner's investment in the Policy is generally the aggregate premium payments. When a distribution is taken from the Policy, the Owner's investment in the Policy is reduced by the amount of the distribution that is tax-free.



     Policy Loans. If a Policy loan is outstanding when a Policy is surrendered or lapses, or when benefits are paid at a Policy's maturity date, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In general, interest on a Policy loan will not be deductible. Before taking out a Policy loan, an Owner should consult a tax adviser as to the tax consequences.



     Multiple Policies. All Modified Endowment Contracts that are issued by PMLIC (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.



     Accelerated Death Benefit Rider. The Federal income tax consequences associated with the Accelerated Death Benefit rider are uncertain. Owners should consult a qualified tax adviser about the consequences of requesting payment under this rider.

SPECIAL RULES FOR PENSION AND PROFIT-SHARING PLANS



     If a Policy is purchased by a pension or profit-sharing plan, or similar deferred compensation arrangement, the Federal, state and estate tax consequences could differ. A competent tax adviser should be consulted in connection with such a purchase.



     The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. PMLIC reports this cost (generally referred to as the "P.S. 58" cost) to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the Policy Account Value is not taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.



     Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.



SPECIAL RULES FOR 403(b) ARRANGEMENTS



     If a Policy is purchased in connection with a Section 403(b) tax-sheltered annuity program, the "Special Rules for Pension and Profit-Sharing Plans" discussed above may be applicable. In addition, premiums, distributions and other transactions with respect to the Policy must be administered, in coordination with Section 403(b) annuity, to comply with the requirements of
Section 403(b) of the Code. A competent tax adviser should be consulted.



BUSINESS USES OF THE POLICY



     Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If an Owner is purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, he or she should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.



POSSIBLE TAX LAW CHANGES



     Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.



PMLIC'S TAXES



     Under current Federal income tax law, PMLIC is not taxed on the Separate Accounts' operations. Thus, currently PMLIC does not deduct charges from the Separate Accounts for its Federal income taxes. PMLIC reserves the right to charge the Separate Accounts for any future Federal income taxes that it may incur.



     Under current laws in several states, PMLIC may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, PMLIC may deduct charges for such taxes.

           POLICIES ISSUED IN CONJUNCTION WITH EMPLOYEE BENEFIT PLANS



     Policies may be acquired in conjunction with employee benefit plans ("EBS Policies"), including the funding of qualified pension plans meeting the requirements of Section 401 of the Code. For EBS Policies, the maximum mortality rates used to determine the monthly Cost of Insurance Charge are based on the Commissioners' 1980 Standard Ordinary Mortality Tables NB and SB. Under these Tables, mortality rates are the same for male and female Insureds of a particular Attained Age and Premium Class. (See "Monthly Deductions.") Illustrations reflecting the premiums and charges for EBS Policies will be provided upon request to purchasers of such Policies. There is no provision for misstatement of sex in the EBS Policies. Also, the rates used to determine the amount payable under a particular Settlement Option will be the same for male and female Insureds. (See "Settlement Options.")



              LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES



     In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower federal courts indicate that in other factual circumstances the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policies offered by this Prospectus (other than Policies issued in states which require "unisex" policies (currently Montana) and EBS Policies are based upon actuarial tables which distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether an EBS Policy is appropriate.



                                 VOTING RIGHTS



     All of the assets held in the Growth, Money Market, Bond, Aggressive Growth, and International Separate Accounts and the Subaccounts of the Variable Account will be invested in shares of corresponding portfolios of the Funds. (The organizational documents of the Trust do not contemplate meetings of holders of Trust units nor any action taken by vote of such holders). The Funds do not hold routine annual shareholders' meetings. Shareholders' meetings will be called whenever each Fund believes that it is necessary to vote to elect the Board of Directors of the Fund and to vote upon certain other matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund. PMLIC is the legal owner of Fund shares and as such has the right to vote upon any matter that may be voted upon at a shareholders' meeting. However, in accordance with its view of present applicable law, PMLIC will vote the shares of the Funds at meetings of the shareholders of the appropriate Fund or Portfolio in accordance with instructions received from Owners. Fund shares held in each Separate Account or Subaccount for which no timely instructions from policyowners are received will be voted by PMLIC in the same proportion as those shares in that Separate Account or Subaccount for which instructions are received.



     Each Owner having a voting interest will be sent proxy material and a form for giving voting instructions. Owners may vote, by proxy or in person, only as to the Portfolios that correspond to the Separate Accounts or Subaccounts in which their Policy values are allocated. The number of shares held in each Separate Account or Subaccount attributable to a Policy for which the Owner may provide voting instructions will be determined by dividing the Policy's value in that account by the net asset value of one share of the corresponding Portfolio as of the record date for the shareholder meeting. Fractional shares will be counted. For each share of a Portfolio for which Owners have no interest, PMLIC will cast votes, for or against any matter, in the same proportion as Owners vote.



     If required by state insurance officials, PMLIC may disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the investment objectives or policies of one or more of the Portfolios, or to approve or disapprove an investment policy or investment adviser of one or more of the Portfolios. In addition, PMLIC may disregard voting instructions in favor of changes initiated by an Owner or the Fund's Board of Directors provided that PMLIC's disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the portfolio's objectives and purposes, and the effect the change would have on PMLIC. If PMLIC does disregard voting instructions, it will advise Owners of that action and its reasons for such action in the next semi-annual report to Owners.

                   CHANGES TO THE SEPARATE ACCOUNTS OR FUNDS



CHANGES TO SEPARATE ACCOUNT OPERATIONS



     The voting rights described in this Prospectus are created under applicable Federal securities laws and regulations. If these laws or regulations change to eliminate the necessity to solicit voting instructions from Owners or restrict such voting rights, PMLIC reserves the right to proceed in accordance with any such changed laws or regulations.



     PMLIC also reserves the right, subject to compliance with applicable law, including approval of Owners, if so required: (1) to transfer assets supporting the Policies from one Subaccount to another or from the Variable Account to another Separate Account, (2) to create additional separate accounts, (3) to create additional Subaccounts, or combine or remove Subaccounts from the Variable Account or to create other separate accounts, or to combine any two or more Separate Accounts or Subaccounts, (4) to operate one or more of the Separate Accounts or Subaccounts as a management investment company under the 1940 Act, or in any other form permitted by law; (5) to deregister the unit investment trust under the 1940 Act; and (6) to modify the provisions of the Policies to comply with applicable laws.



CHANGES TO AVAILABLE PORTFOLIOS



     It is possible that PMLIC may determine that one or more of the Portfolios or a series of the Zero Coupon Trust may become unsuitable for investment by the corresponding Separate Account or Subaccount because of a change in investment policy, or a change in the tax laws, or because the shares or units are no longer available for investment or for any other reasonable cause. In that event, PMLIC may seek to substitute the shares of another Portfolio or of a Portfolio of a Fund not currently available under the Policies. If required by law, the approval of the SEC and possibly one or more state insurance departments would be obtained.



     Each of the Funds sells its shares to the Variable Account in accordance with the terms of a participation agreement between it and PMLIC. The termination provisions of those agreements vary. Should an agreement between PMLIC and a Fund terminate, the Variable Account will not be able to purchase additional shares of that Fund. In that event, Owners would no longer be able to allocate Cash Value or Net Premium Payments to Subaccounts investing in Portfolios of that Fund. Additionally, in certain circumstances, it is possible that a Fund may refuse to sell its shares to the Variable Account despite the fact that the participation agreement between the Fund and PMLIC has not been terminated. In such an event, PMLIC will not be able to honor requests of Owners to allocate their Cash Value or Net Premium Payments to Subaccounts investing in shares of Portfolios of that Fund.



TERMINATION OF PARTICIPATION AGREEMENTS



     The participation agreements pursuant to which the Funds sell their shares to Subaccounts of the Variable Account contain varying provisions regarding termination. The following summarizes those provisions:



          The Alger American Fund. The Agreement with The Alger American Fund provides for termination: 1) by either party on 60 days written notice to the other; 2) by Alger if the Policies cease to qualify as annuity contracts or life insurance policies under the Code or the Policies are not registered, issued or sold in accordance with applicable laws; 3) by any party in the event of a material irreconcilable conflict; 4) by PMLIC in the event that formal proceedings are initiated against Alger or the distributor by the SEC or another regulator; 5) by PMLIC in the event the Portfolio or trust fails to meet the diversification requirements; 6) by PMLIC if shares are not reasonably available; 7) by PMLIC if shares of the Portfolio are not registered, issued or sold in accordance with applicable laws or applicable law precludes the use of such shares; 8) by PMLIC if Alger fails to qualify as a regulated investment company under Subchapter M of the Code; or 9) by Alger's principal underwriter if it determines that PMLIC has suffered a material adverse change in its business, operation, financial condition or prospects.

          Variable Insurance Products Fund and Variable Insurance Products Fund
     II. The Agreements provide for termination 1) upon six months' advance notice by either party, 2) at PMLIC's option if shares of the Fund are not reasonably available to meet requirements of the policies, 3) at PMLIC's option if shares of the Fund are not registered, issued, or sold in accordance with applicable laws, if the Fund ceases to qualify as a regulated investment company under the Code or for a Portfolio of the Fund in the event such Portfolio fails to meet diversification requirements under the Code, 4) at the option of the Fund or its principal underwriter if it determines that PMLIC has suffered material adverse changes in its business or financial condition or is subject to material adverse publicity, 5) at the option of PMLIC if the Fund has suffered material adverse changes in its business or financial condition or is a subject of material adverse publicity, or 6) at the option of the Fund or its principal underwriter if PMLIC decides to make another mutual fund available as a funding vehicle for its policies.



          Neuberger Berman Advisers Management Trust. This Agreement may be terminated by either party on six months' written notice to the other.



          Van Eck Worldwide Insurance Trust. The agreement with Van Eck Trust provides for termination 1) by PMLIC, Van Eck Trust or Van Eck Trust's Distributor upon six months prior written notice or in the event that formal proceedings are initiated against the other party by the SEC or another regulator, 2) by PMLIC or Van Eck Trust in the event that shares of Van Eck Trust subject to the agreement are not registered, offered or sold in conformity with applicable law or such law precludes the use of Trust shares, 3) by PMLIC upon reasonable notice if shares of one of the then available Portfolios of Van Eck Trust are not longer available or upon sixty days notice if PMLIC should substitute shares of another fund or Fund for those of Van Eck Trust, 4) by PMLIC if a Portfolio fails to meet the diversification and other requirements of the Internal Revenue Code, or PMLIC reasonably believes it may fail to do so, 5) upon assignment of the agreement unless both parties agree to the assignment in writing.

                        OFFICERS AND DIRECTORS OF PMLIC


                                                            PRINCIPAL OCCUPATION
          NAME AND POSITION*                             DURING THE PAST FIVE YEARS
          ------------------                             --------------------------
Robert W. Kloss
  President, Chief Executive
  Officer and Director.................  1996 to present -- President and Chief Executive Officer of PMLIC; 1994-1996 -- President and Chief Operating
                                         Officer of PMLIC; 1986-1994 -- President and Chief
                                         Executive Officer of Covenant Life Insurance Company.

Edward R. Book
  Director.............................  1995 to present -- Past-President and Consultant of Travel
  342 Lake Meade Drive                   Industry Association of America; 1996-1997 -- President of
  Berlin, PA 17316                       USA National Tourism Organization, Inc.;
                                         1989-1994 -- President of Travel Industry Association of
                                         America.

Dorothy M. Brown
  Director.............................  1999 to present -- Educational Consultant of The Kaludis
  16 Meredith Road                       Consulting Group; 1998-1999 -- Interim President of
  Wynnewood, PA 19096                    Allegheny University; 1994-1998 -- Educational Consultant
                                         of the Kaludis Consulting Group; 1992-1994 -- Interim
                                         President of the Pennsylvania Academy of the Fine Arts.

Robert J. Casale
  Director.............................  1997 to present -- Executive Consultant of Automatic Data
  2 Journal Square                       Processing, Inc.; 1988-1997 -- Group President/Brokerage
  Jersey City, NJ 07306                  Information Services Group of Automatic Data Processing
                                         Inc.

Nicholas DeBenedictis
  Director.............................  1993 to present -- Chairman of Philadelphia Suburban
  Philadelphia Suburban Corp.            Corporation.
  762 Lancaster Avenue
  Bryn Mawr, PA 19010

Philip C. Herr, II
  Director.............................  1961 to present -- Partner of Herr, Potts & Herr.
  Herr, Potts & Herr
  Strafford Office Building,
  Building #4
  175 Strafford Avenue, Suite 314
  Wayne, PA 19087

J. Richard Jones
  Director.............................  1998 to present -- Executive Managing Director
  1800 JFK Boulevard                     Insignia/ESG Jackson-Cross; 1981-1998 -- President and
  10th Floor                             Chief Executive Officer of Jackson-Cross Company.
  Philadelphia, PA 19103

John P. Neafsey
  Director.............................  1993 to present -- President of JN Associates.
  13 Valley Road
  So. Norwalk, CT 06854

Charles L. Orr
  Director.............................  1993 to present -- President and Chief Executive Officer
  Shaklee Corporation                    of Shaklee Corporation.
  Shaklee Terraces
  444 Market Street
  San Francisco, CA 94111

Donald A. Scott
  Director.............................  1998 to present -- Counsel, Morgan, Lewis and Bockius,
  714 West Mt. Airy Avenue               LLP; 1964-1998 -- Partner of Morgan, Lewis and Bockius,
  Philadelphia, PA 19119                 LLP.

                                                            PRINCIPAL OCCUPATION
          NAME AND POSITION*                             DURING THE PAST FIVE YEARS
          ------------------                             --------------------------
John J. F. Sherrerd
  Director.............................  1996 to present -- Corporate Director and Private
  One Tower Bridge                       Investor, Sherrerd & Company; 1969-1995 -- Partner of
  West Conshohocken, PA 19428            Miller, Anderson & Sherrerd.

Harold A. Sorgenti
  Director.............................  1997 to present -- General Partner at Sorgenti, Investment
  Mellon Center, Suite 1313              Partners; 1998 to present -- Chairman & CEO, SpecChem
  1735 Market Street                     International Holdings, LLC 1991-1997 -- Partner of The
  Philadelphia, PA 19103                 Freedom Group Partnership.

Alan F. Hinkle
  Executive Vice President
  and Chief Actuary....................  1996 to present -- Executive Vice President and Chief
                                         Actuary of PMLIC; 1974-1996 -- Vice President and
                                         Individual Actuary.

James G. Potter, Jr.
  Executive Vice President,
  General Counsel and Secretary........  1997 to present -- Executive Vice President, General
                                         Counsel & Secretary of PMLIC; 1989-1997 -- Chief Legal
                                         Officer of Prudential Banks.

Joan C. Tucker
  Executive Vice President,
  Corporate Operations.................  1996 to present -- Executive Vice President, Corporate
                                         Operations at PMLIC; 1996-Senior Vice President, Insurance
                                         Operations of PMLIC; 1993-1996 -- Vice President
                                         Individual Insurance Operations at PMLIC.

Mary Lynn Finelli
  Executive Vice President
  and Chief Financial Officer..........  1996 to present -- Executive Vice President and Chief
                                         Financial Officer of PMLIC; 1986-1996 -- Vice President
                                         and Controller of PMLIC.

J. Kevin McCarthy
  Executive Vice President
  and Chief Marketing Officer..........  1996 to present -- Executive Vice President and Chief
                                         Marketing Officer of PMLIC; 1995-Vice President, Variable
                                         Products at CNA Insurance Companies; 1992-1994 -- Vice
                                         President, Sales of PMLIC.

Mehran Assadi
  Executive Vice President
  and Chief Information Officer........  1998 to present -- Executive Vice President and Chief
                                         Information Officer of PMLIC; 1982-1998 -- Vice President,
                                         Technology and Business Development at St. Paul Company.

Linda M. Springer
  Vice President and Controller........  1996 to present -- Vice President and controller of PMLIC;
                                         1995-1996 -- Assistant Vice President and Actuary of
                                         PMLIC; 1992-1995 -- Actuary of PMLIC.

Rosanne Gatta
  Vice President and Treasurer.........  1994 to present -- Vice President and Treasurer of PMLIC;
                                         1985-1994 -- Assistant Vice President and Treasurer of
                                         PMLIC.


---------------
* Unless otherwise indicated, the address is 1050 Westlakes Drive, Berwyn, Pennsylvania 19312.

     A Fidelity Bond in the amount of $10 million covering PMLIC's officers and employees has been issued by Aetna Casualty and Surety Company.

                            DISTRIBUTION OF POLICIES



     Applications for the Policies are solicited by agents who are licensed by state insurance authorities to sell PMLIC's variable life insurance policies, and who are also registered representatives of 1717 Capital Management Company ("1717") or registered representatives of broker/dealers who have Selling Agreements with 1717 or registered representatives of broker/dealers who have Selling Agreements with such broker/dealers. 1717, whose address is Christiana Executive Campus, P.O. Box 15626, Wilmington, Delaware 19850, is a registered broker/dealer under the Securities Exchange Act of 1934 (the "1934 Act") and a member of the National Association of Securities Dealers, Inc. (the "NASD"). 1717 was organized under the Laws of Pennsylvania on January 22, 1969, and is an indirect wholly-owned subsidiary of PMLIC. 1717 acts as the principal underwriter of the Policies (as well as other variable life policies) pursuant to an Underwriting Agreement to which the Accounts, 1717 and PMLIC are parties. 1717 is also the principal underwriter of variable annuity contracts issued by PMLIC and variable life insurance policies and variable annuity contracts issued by Provident Mutual Life and Annuity Company of America, a wholly-owned subsidiary of PMLIC. 1717 receives no compensation as principal underwriter of the Policies. The Policies are offered and sold only in those states where their sale is lawful.



     The insurance underwriting and the determination of a proposed Insured's Premium Class and whether to accept or reject an application for a Policy is done by PMLIC. PMLIC will refund any premiums paid if a Policy ultimately is not issued or will refund the applicable amount if the Policy is returned under the Free-Look provision.



     Agents are compensated for sales of the Policies on a commission and service fee basis and with other forms of compensation. During the first Policy Year, agent commissions will not be more than 50% of the premiums paid. Agent commissions will not be more than 7% of premiums paid for Policy Year 2 and 5% for years 3 through 10. If the Special Premium Payment Provision is in effect, the maximum percent of an unscheduled premium payment which is payable to the agent is 7% for such premiums received during Policy Year 2 and 5% for those received during Policy Years 3 through 10; for unscheduled premium payments greater than an amount equal to two years' scheduled premiums, the maximum percent of such excess amount which is payable to the agent is 2%. If the Special Premium Payment Provision is not in effect, the maximum percent of an unscheduled premium payment which is payable to the agent is 2%. Agents may also receive expense allowances.



                                 POLICY REPORTS



     At least once each Policy Year a statement will be sent to the Owner describing the status of the Policy, including setting forth the Face Amount, the current Death Benefit, any Policy loans and accrued interest, the current Cash Value, the value in each Separate Account, premiums paid since the last report, charges deducted since the last report, any partial withdrawals since the last report, and the current Net Cash Surrender Value. In addition, a statement will be sent to an Owner showing the status of the Policy following the transfer of amounts from one Separate Account or Subaccount of a Separate Account to another (excluding automatic rebalancing of Cash Value), the taking a loan, a repayment of a loan, a partial withdrawal and the payment of any premiums (excluding those paid by bank draft or otherwise under the Automatic Payment Plan). An Owner may request that a similar report be prepared at other times. PMLIC may charge a reasonable fee for such requested reports and may limit the scope and frequency of such requested reports.



     An Owner will be sent a semi-annual report containing the financial statements of each Portfolio in which he or she is invested.



                            PREPARING FOR YEAR 2000



     Like all financial services providers, PMLIC and its affiliates utilize systems that may be affected by Year 2000 transition issues and they rely on service providers, including banks, custodians, administrators, and investment managers that also may be affected. PMLIC and its affiliates have developed, and are in the process of implementing, a Year 2000 transition plan, and are confirming that its service providers are also so engaged. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on PMLIC. However, as of the date of this prospectus, it is not anticipated that Owners will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. PMLIC currently anticipates that their systems will be Year 2000 compliant on or about July 1, 1999 but there can be no assurance that PMLIC will be successful, or that interaction with other service providers will not impair PMLIC's services at that time.



                                STATE REGULATION



     PMLIC is subject to regulation and supervision by the Insurance Department of the State of Pennsylvania which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. A copy of the Policy form has been filed with, and where required approved by, insurance officials in each jurisdiction where the Policies are sold. PMLIC is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations. There is litigation regarding the proposed conversion. (See Appendix D.)



                               LEGAL PROCEEDINGS



     PMLIC and its subsidiaries, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, PMLIC believes that as of the date of this Prospectus there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Separate Account or PMLIC.



                                    EXPERTS



     The Financial Statements listed on Page F-1, have been included in this Prospectus, in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.



     Actuarial matters included in the Prospectus have been examined by Scott V. Carney, FSA, MAAA, Vice President and Actuary of PMLIC, as stated in his opinion filed as an exhibit to the Registration Statement.



                                 LEGAL MATTERS



     Sutherland Asbill & Brennan LLP, of Washington, D.C. has provided advice relating to certain aspects of federal securities law applicable to the issue and sale of the Policies. James G. Potter, Jr., Esq., General Counsel of Provident Mutual Life Insurance Company, has provided advice on certain matters relating to the laws of Pennsylvania regarding the Policies and PMLIC's issuance of the Policies.

                                  DEFINITIONS



ATTAINED AGE..................   The Issue Age of the Insured plus the number of
                                 full Policy Years since the Policy Date.



BASE PREMIUM..................   Total scheduled premium minus the premium
                                 processing charge and any premium for
                                 supplementary benefits and extra-premium class.



BENEFICIARY...................   The person(s) or entity(ies) designated to
                                 receive all or some of the Insurance Proceeds when the Insured dies. The Beneficiary is designated in the application or if subsequently changed, as shown in the latest change filed with PMLIC. If no Beneficiary survives and unless otherwise provided, the Insured's estate will be the Beneficiary.



CASH VALUE....................   The total amount invested under the Policy. It
                                 is the sum of the Cash Values in the Separate
                                 Accounts and the Subaccounts. If there is an outstanding policy loan, the Cash Value in the General Account will be added to the Cash Value of the Separate Accounts and the Subaccounts to determine the Cash Value of the Policy.



DEATH BENEFIT.................   The greatest of: (1) the applicable Guaranteed
                                 Minimum Death Benefit for the policy; (2) the Face Amount plus the amount by which the Cash
                                 Value on the date of death exceeds the
                                 appropriate Special Premium Payment Single
                                 Premium; or (3) the Cash Value on the date of death times the appropriate Death Benefit
                                 Factor. This amount is adjusted to determine the Proceeds at death which is paid to the beneficiary.



FACE AMOUNT...................   The Face Amount is specified in the Policy. If
                                 scheduled premiums are paid when due and there are no outstanding policy loans, this will be the minimum Death Benefit.



GRACE PERIOD..................   The 61-day period allowed for payment of a
                                 premium following the date PMLIC mails notice of the amount required to keep the Policy in force.



INSURED.......................   The person upon whose life the Policy is
                                 issued.



ISSUE AGE.....................   The age of the Insured at his or her birthday
                                 nearest the Policy Date. The Issue Age is stated in the Policy.



LOAN VALUE....................   The maximum amount that may be borrowed under
                                 the Policy.



MINIMUM FACE AMOUNT...........   The Minimum Face Amount is $50,000.



MONTHLY DEDUCTIONS............   The amount deducted from the Cash Value on each
                                 Policy Processing Day. It includes the Cost of
                                 Insurance Charge, Administration Charge,
                                 Minimum Death Benefit Guarantee Charge, First
                                 Year Policy Charge, and the Supplementary
                                 Benefit Charge.



NET AMOUNT AT RISK............   The amount by which the Death Benefit exceeds
                                 the Policy Account Value.



NET CASH SURRENDER VALUE......   The Cash Surrender Value minus any outstanding
                                 Policy loans and accrued interest.

NET PREMIUMS..................   The remainder of a Base Premium after Deduction
                                 of the 7 1/2% charge for sales load and state premium tax or the remainder of an unscheduled premium after deduction of the Premium Expense
                                 Charge.



OWNER.........................   The person(s) or entity(ies) entitled to
                                 exercise the rights granted in the Policy.



POLICY ANNIVERSARY............   The same day and month as the Policy Date in
                                 each later year.



POLICY DATE...................   The date set forth in the Policy that is used
                                 to determine Policy Years and Policy Processing
                                 Days. The Policy Date is generally the same as the Issue Date but may be another date mutually agreed upon by PMLIC and the proposed Insured.



POLICY ISSUE DATE.............   The date on which the Policy is issued. It is
                                 used to measure suicide and contestable
                                 periods.



POLICY PROCESSING DAY.........   The day in each calendar month which is the
                                 same day of the month as the Policy Date. The first Policy Processing Day is the Policy Date.



POLICY YEAR...................   A year that starts on the Policy Date or on a
                                 Policy Anniversary.



PREMIUM CLASS.................   The classification of the Insured for cost of
                                 insurance purposes. The classes are: standard, with extra rating, non-smoker, nonsmoker with extra rating.



PREMIUM EXPENSE CHARGE........   The amount deducted from a premium payment
                                 which consists of the Premium Processing
                                 Charge, the Sales Charge, and the State and Local Premium Tax Charge.



PROCEEDS......................   The net amount to be paid to the Beneficiary
                                 when the Insured dies or when the Policy is surrendered.



SPECIAL PREMIUM PAYMENT SINGLE
  PREMIUM.....................   An amount used to determine whether the Owner
                                 is required to pay scheduled premiums to keep the Policy in full force.



SUBACCOUNT....................   A division of the Provident Mutual Variable
                                 Separate Account. The assets of each Subaccount are invested exclusively in a corresponding
                                 Portfolio that is part of one of the Funds.



SURRENDER CHARGE..............   The amount deducted from the Policy Account
                                 Value upon lapse or surrender of the Policy during the first 9 Policy Years.



VALUATION DAY.................   Each day that the New York Stock Exchange is
                                 open for business and any other day on which there is a sufficient degree of trading with respect to a Separate Account's portfolio of securities to materially affect the value of that Separate Account.



VALUATION PERIOD..............   The time between two successive Valuation Days.
                                 Each Valuation Period includes a Valuation Day and any non-Valuation Day or consecutive non-Valuation Days immediately preceding it.

                              FINANCIAL STATEMENTS

     The financial statements of PMLIC included herein should be distinguished from the financial statements of the Separate Accounts and should be considered only as bearing upon the ability of PMLIC to meet its obligations under the Policies.

                         INDEX TO FINANCIAL STATEMENTS

Provident Mutual Variable Growth Separate Account, Provident
  Mutual Variable Money Market Separate Account, Provident
  Mutual Variable Bond Separate Account, Provident Mutual
  Variable Managed Separate Account, Provident Mutual
  Variable Zero Coupon Bond Separate Account, Provident
  Mutual Variable Aggressive Growth Separate Account,
  Provident Mutual Variable International Separate Account
  and Provident Mutual Variable Separate Account.
     Report of Independent Accountants......................   F-2
     Statements of Assets and Liabilities, December 31,
      1998..................................................   F-3
     Statements of Operations for the Years Ended December
      31, 1998, 1997 and 1996...............................   F-9
     Statements of Changes in Net Assets for the Years Ended
      December 31, 1998, 1997, and 1996.....................  F-25
     Notes to Financial Statements..........................  F-41
Provident Mutual Life Insurance Company and Subsidiaries
     Report of Independent Accountants......................  F-62
     Consolidated Statements of Financial Condition,
      December 31, 1998 and 1997............................  F-63
     Consolidated Statements of Operations for the Years
      Ended December 31, 1998, 1997 and 1996................  F-64
     Consolidated Statements of Equity for the Years Ended
      December 31, 1998, 1997 and 1996......................  F-65
     Consolidated Statements of Cash Flows for the Years
      Ended December 31, 1998, 1997 and 1996................  F-66
     Notes to Consolidated Financial Statements.............  F-67

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Report of Independent Accountants

--------------------------------------------------------------------------------

To the Policyholders and
  Board of Directors of
Provident Mutual Life Insurance
  Company

In our opinion, the accompanying statements of assets and liabilities of the Provident Mutual Variable Separate Accounts (Growth, Money Market, Bond, Managed, Aggressive Growth, International, Zero Coupon Bond and Variable, comprising twenty-nine subaccounts, hereafter collectively referred to as the "Separate Accounts") and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of the Separate Accounts at December 31, 1998, and the results of their operations and changes in their net assets for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the management of the Separate Accounts; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1998 by correspondence with the transfer agents, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Philadelphia, Pennsylvania
February 26, 1999

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, December 31, 1998

--------------------------------------------------------------------------------

                                                            MONEY                                  AGGRESSIVE
                                             GROWTH        MARKET         BOND         MANAGED       GROWTH      INTERNATIONAL
                                            SEPARATE      SEPARATE      SEPARATE      SEPARATE      SEPARATE       SEPARATE
                                            ACCOUNT        ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Market Street Fund,
  Inc., at market value:
  Growth Portfolio......................  $231,851,679
  Money Market Portfolio................                 $30,943,288
  Bond Portfolio........................                               $15,358,404
  Managed Portfolio.....................                                             $41,054,533
  Aggressive Growth Portfolio...........                                                           $38,952,929
  International Portfolio...............                                                                          $43,955,061
Dividends receivable....................                     125,259
Receivable from Provident Mutual Life
  Insurance Company.....................                   1,853,985
                                          ------------   -----------   -----------   -----------   -----------    -----------
Total Assets............................   231,851,679    32,922,532    15,358,404    41,054,533    38,952,929     43,955,061
                                          ------------   -----------   -----------   -----------   -----------    -----------
LIABILITIES
Payable to Provident Mutual Life
  Insurance Company.....................       119,196                      16,436        21,560
                                          ------------   -----------   -----------   -----------   -----------    -----------
NET ASSETS..............................  $231,732,483   $32,922,532   $15,341,968   $41,032,973   $38,952,929    $43,955,061
                                          ============   ===========   ===========   ===========   ===========    ===========
Held for the benefit of policyholders...  $231,616,771   $32,846,709   $15,306,118   $40,957,846   $38,867,670    $43,882,724
Attributable to Provident Mutual Life
  Insurance Company.....................       115,712        75,823        35,850        75,127        85,259         72,337
                                          ------------   -----------   -----------   -----------   -----------    -----------
                                          $231,732,483   $32,922,532   $15,341,968   $41,032,973   $38,952,929    $43,955,061
                                          ============   ===========   ===========   ===========   ===========    ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, December 31, 1998

--------------------------------------------------------------------------------

                                                                          VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------
                                                               ALL PRO      ALL PRO      ALL PRO      ALL PRO
                                                              LARGE CAP    LARGE CAP    SMALL CAP    SMALL CAP
                                                                GROWTH       VALUE        GROWTH       VALUE
                                                              SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
---------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Market Street Fund, Inc., at market value:
  All Pro Large Cap Growth Portfolio........................  $4,269,333
  All Pro Large Cap Value Portfolio.........................               $3,495,676
  All Pro Small Cap Growth Portfolio........................                            $4,537,359
  All Pro Small Cap Value Portfolio.........................                                         $3,153,886
Receivable from Provident Mutual Life Insurance Company.....                               30,000
                                                              ----------   ----------   ----------   ----------
NET ASSETS..................................................  $4,269,333   $3,495,676   $4,567,359   $3,153,886
                                                              ==========   ==========   ==========   ==========
Held for the benefit of policyholders.......................  $4,204,339   $3,466,078   $4,538,305   $3,123,304
Attributable to Provident Mutual Life Insurance Company.....     64,994       29,598       29,054        30,582
                                                              ----------   ----------   ----------   ----------
                                                              $4,269,333   $3,495,676   $4,567,359   $3,153,886
                                                              ==========   ==========   ==========   ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, December 31, 1998

--------------------------------------------------------------------------------

                                                              ZERO COUPON BOND
                                                              SEPARATE ACCOUNT
------------------------------------------------------------------------------
                                                                2006 SERIES
                                                                 SUBACCOUNT
------------------------------------------------------------------------------
ASSETS
Investment in the Stripped ("Zero") U.S. Treasury Securities
  Fund, Provident Mutual Series A, at market value:
  2006 Series...............................................    $12,448,796
Receivable from Provident Mutual Life Insurance Company.....        140,496
                                                                -----------
NET ASSETS..................................................    $12,589,292
                                                                ===========
Held for the benefit of policyholders.......................    $12,532,506
Attributable to Provident Mutual Life Insurance Company.....         56,786
                                                                -----------
                                                                $12,589,292
                                                                ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, December 31, 1998

--------------------------------------------------------------------------------

                                                                       VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
                                              FIDELITY                   FIDELITY                  FIDELITY
                                              EQUITY-       FIDELITY       HIGH       FIDELITY       ASSET       FIDELITY
                                               INCOME        GROWTH       INCOME      OVERSEAS      MANAGER     INDEX 500
                                             SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Variable Insurance
  Products Fund, at market value:
  Equity-Income Portfolio.................  $121,049,822
  Growth Portfolio........................                $168,739,937
  High Income Portfolio...................                              $18,909,708
  Overseas Portfolio......................                                           $34,695,793
Investment in the Variable Insurance
  Products Fund II, at market value:
  Asset Manager Portfolio.................                                                        $50,171,333
  Index 500 Portfolio.....................                                                                     $130,785,727
                                            ------------  ------------  -----------  -----------  -----------  ------------
NET ASSETS................................  $121,049,822  $168,739,937  $18,909,708  $34,695,793  $50,171,333  $130,785,727
                                            ============  ============  ===========  ===========  ===========  ============
Held for the benefit of policyholders.....  $121,007,599  $168,638,344  $18,873,226  $34,624,408  $50,101,608  $130,732,808
Attributable to Provident Mutual Life
  Insurance Company.......................        42,223       101,593       36,482       71,385       69,725        52,919
                                            ------------  ------------  -----------  -----------  -----------  ------------
                                            $121,049,822  $168,739,937  $18,909,708  $34,695,793  $50,171,333  $130,785,727
                                            ============  ============  ===========  ===========  ===========  ============

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, December 31, 1998

--------------------------------------------------------------------------------

                                                                        VARIABLE SEPARATE ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                     NEUBERGER
                                             FIDELITY                   NEUBERGER     NEUBERGER      & BERMAN      NEUBERGER
                                            INVESTMENT     FIDELITY      & BERMAN     & BERMAN        LIMITED       & BERMAN
                                            GRADE BOND    CONTRAFUND     BALANCED      GROWTH      MATURITY BOND    PARTNERS
                                            SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Variable Insurance
  Products Fund II, at market value:
  Investment Grade Bond Portfolio.........  $13,990,631
  Contrafund Portfolio....................                $46,177,083
Investment in the Neuberger & Berman
  Advisers Management Trust, at market
  value:
  Balanced Portfolio......................                              $7,496,735
  Growth Portfolio........................                                           $30,177,810
  Limited Maturity Bond Portfolio.........                                                          $6,584,164
  Partners Portfolio......................                                                                         $1,721,436
                                            -----------   -----------   ----------   -----------    ----------     ----------
NET ASSETS................................  $13,990,631   $46,177,083   $7,496,735   $30,177,810    $6,584,164     $1,721,436
                                            ===========   ===========   ==========   ===========    ==========     ==========
Held for the benefit of policyholders.....  $13,976,219   $46,145,432   $7,453,681   $30,129,705    $6,551,606     $1,697,998
Attributable to Provident Mutual Life
  Insurance Company.......................      14,412         31,651      43,054         48,105        32,558         23,438
                                            -----------   -----------   ----------   -----------    ----------     ----------
                                            $13,990,631   $46,177,083   $7,496,735   $30,177,810    $6,584,164     $1,721,436
                                            ===========   ===========   ==========   ===========    ==========     ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, December 31, 1998

--------------------------------------------------------------------------------

                                                                        VARIABLE SEPARATE ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
                                              AMERICAN                                 VAN ECK      VAN ECK         ALGER
                                             CENTURY VP     VAN ECK       VAN ECK     WORLDWIDE    WORLDWIDE       AMERICAN
                                              CAPITAL      WORLDWIDE     WORLDWIDE     EMERGING       REAL          SMALL
                                            APPRECIATION      BOND      HARD ASSETS    MARKETS       ESTATE     CAPITALIZATION
                                             SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in American Century Variable
  Portfolios, Inc., at market value:
  American Century VP Capital Appreciation
    Portfolio.............................   $7,579,347
Investment in the Van Eck Worldwide
  Insurance Trust, at market value:
  Van Eck Worldwide Bond Portfolio........                 $5,706,713
  Van Eck Worldwide Hard Assets
    Portfolio.............................                              $2,068,288
  Van Eck Worldwide Emerging Markets
    Portfolio.............................                                            $6,233,056
  Van Eck Worldwide Real Estate
    Portfolio.............................                                                          $441,930
Investment in the Alger American Fund, at
  market value:
  Alger American Small Capitalization
    Portfolio.............................                                                                       $28,994,535
                                             ----------    ----------   ----------    ----------    --------     -----------
NET ASSETS................................   $7,579,347    $5,706,713   $2,068,288    $6,233,056    $441,930     $28,994,535
                                             ==========    ==========   ==========    ==========    ========     ===========
Held for the benefit of policyholders.....   $7,547,518    $5,680,732   $2,039,915    $6,174,839    $417,733     $28,938,135
Attributable to Provident Mutual Life
  Insurance Company.......................       31,829       25,981        28,373       58,217       24,197          56,400
                                             ----------    ----------   ----------    ----------    --------     -----------
                                             $7,579,347    $5,706,713   $2,068,288    $6,233,056    $441,930     $28,994,535
                                             ==========    ==========   ==========    ==========    ========     ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                              MONEY                                AGGRESSIVE
                                                GROWTH        MARKET        BOND       MANAGED       GROWTH      INTERNATIONAL
                                               SEPARATE      SEPARATE     SEPARATE     SEPARATE     SEPARATE       SEPARATE
                                                ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT       ACCOUNT        ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends...................................  $ 3,379,864   $1,332,049   $  820,143   $1,224,452   $   281,744    $  296,331
EXPENSES
Mortality and expense risks.................    1,369,021      176,853       95,234      243,226       251,275       296,668
Operating expense reimbursement.............       (4,864)                   (1,300)
                                              -----------   ----------   ----------   ----------   -----------    ----------
Total expenses..............................    1,364,157      176,853       93,934      243,226       251,275       296,668
                                              -----------   ----------   ----------   ----------   -----------    ----------
Net investment income.......................    2,015,707    1,155,196      726,209      981,226        30,469          (337)
                                              -----------   ----------   ----------   ----------   -----------    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested......   27,569,753                     2,080    1,742,752     2,689,649     2,692,126
Net realized gain (loss) from redemption of
  investment shares.........................    3,562,099                   (13,248)     807,777     1,378,531       557,059
                                              -----------   ----------   ----------   ----------   -----------    ----------
Net realized gain (loss) on investments.....   31,131,852                   (11,168)   2,550,529     4,068,180     3,249,185
                                              -----------   ----------   ----------   ----------   -----------    ----------
Net unrealized appreciation of investments:
  Beginning of year.........................   49,936,122                   545,131    8,084,445     9,124,521     3,573,814
  End of year...............................   43,642,825                   888,223    8,871,564     7,593,499     3,974,294
                                              -----------   ----------   ----------   ----------   -----------    ----------
Net unrealized appreciation (depreciation)
  of investments during the year............   (6,293,297)                  343,092      787,119    (1,531,022)      400,480
                                              -----------   ----------   ----------   ----------   -----------    ----------
Net realized and unrealized gain on
  investments...............................   24,838,555                   331,924    3,337,648     2,537,158     3,649,665
                                              -----------   ----------   ----------   ----------   -----------    ----------
Net increase in net assets resulting from
  operations................................  $26,854,262   $1,155,196   $1,058,133   $4,318,874   $ 2,567,627    $3,649,328
                                              ===========   ==========   ==========   ==========   ===========    ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                                          VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------
                                                               ALL PRO      ALL PRO      ALL PRO      ALL PRO
                                                              LARGE CAP    LARGE CAP    SMALL CAP    SMALL CAP
                                                                GROWTH       VALUE        GROWTH       VALUE
                                                              SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends...................................................
EXPENSES
Mortality and expense risks.................................   $ 10,444     $  7,828     $  8,535     $  6,110
                                                               --------     --------     --------     --------
Total expenses..............................................     10,444        7,828        8,535        6,110
                                                               --------     --------     --------     --------
Net investment loss.........................................    (10,444)      (7,828)      (8,535)      (6,110)
                                                               --------     --------     --------     --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain distributions reinvested......................
Net realized gain (loss) from redemption of investment
  shares....................................................    114,538        1,976      (75,896)     (65,921)
                                                               --------     --------     --------     --------
Net realized gain (loss) on investments.....................    114,538        1,976      (75,896)     (65,921)
                                                               --------     --------     --------     --------
Net unrealized appreciation of investments:
  Beginning of year.........................................
  End of year...............................................    511,417      139,747      403,798       13,283
                                                               --------     --------     --------     --------
Net unrealized appreciation of investments during the
  year......................................................    511,417      139,747      403,798       13,283
                                                               --------     --------     --------     --------
Net realized and unrealized gain (loss) on investments......    625,955      141,723      327,902      (52,638)
                                                               --------     --------     --------     --------
Net increase (decrease) in net assets resulting from
  operations................................................   $615,511     $133,895     $319,367     $(58,748)
                                                               ========     ========     ========     ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                              ZERO COUPON BOND
                                                              SEPARATE ACCOUNT
------------------------------------------------------------------------------
                                                                2006 SERIES
                                                                 SUBACCOUNT
------------------------------------------------------------------------------
EXPENSES
Mortality and expense risks.................................     $   73,516
Asset charge................................................         26,330
                                                                 ----------
Net investment loss.........................................        (99,846)
                                                                 ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from redemption of investment shares......        570,514
                                                                 ----------
Net realized gain on investments............................        570,514
                                                                 ----------
Net unrealized appreciation of investments:
  Beginning of year.........................................      1,354,882
  End of year...............................................      2,163,181
                                                                 ----------
Net unrealized appreciation of investments during the
  year......................................................        808,299
                                                                 ----------
Net realized and unrealized gain on investments.............      1,378,813
                                                                 ----------
Net increase in net assets resulting from operations........     $1,278,967
                                                                 ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                                        VARIABLE SEPARATE ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
                                              FIDELITY                    FIDELITY                   FIDELITY
                                               EQUITY-      FIDELITY        HIGH        FIDELITY      ASSET       FIDELITY
                                               INCOME        GROWTH        INCOME       OVERSEAS     MANAGER      INDEX 500
                                             SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends..................................  $ 1,342,651   $   570,939   $ 1,128,406   $ 501,316    $1,342,461   $   902,884
EXPENSES
Mortality and expense risks................      750,572       927,027       129,187     208,755      318,489        693,688
                                             -----------   -----------   -----------   ----------   ----------   -----------
Net investment income (loss)...............      592,079      (356,088)      999,219     292,561    1,023,972        209,196
                                             -----------   -----------   -----------   ----------   ----------   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested.....    4,778,257    14,934,573       717,008   1,477,561    4,027,382      2,091,239
Net realized gain from redemption of
  investment shares........................    2,849,171     5,521,995       132,632   1,720,249      834,620      1,946,503
                                             -----------   -----------   -----------   ----------   ----------   -----------
Net realized gain on investments...........    7,627,428    20,456,568       849,640   3,197,810    4,862,002      4,037,742
                                             -----------   -----------   -----------   ----------   ----------   -----------
Net unrealized appreciation (depreciation)
  of investments:
  Beginning of year........................   20,932,815    27,530,683     1,485,682   2,054,866    7,028,980     15,712,282
  End of year..............................   23,637,997    52,781,625    (1,380,446)  1,662,167    7,302,249     35,771,600
                                             -----------   -----------   -----------   ----------   ----------   -----------
Net unrealized appreciation (depreciation)
  of investments during the year...........    2,705,182    25,250,942    (2,866,128)   (392,699)     273,269     20,059,318
                                             -----------   -----------   -----------   ----------   ----------   -----------
Net realized and unrealized gain (loss) on
  investments..............................   10,332,610    45,707,510    (2,016,488)  2,805,111    5,135,271     24,097,060
                                             -----------   -----------   -----------   ----------   ----------   -----------
Net increase (decrease) in net assets
  resulting from operations................  $10,924,689   $45,351,422   $(1,017,269)  $3,097,672   $6,159,243   $24,306,256
                                             ===========   ===========   ===========   ==========   ==========   ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                                     VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
                                          FIDELITY                 NEUBERGER &   NEUBERGER &    NEUBERGER &     NEUBERGER &
                                         INVESTMENT    FIDELITY      BERMAN        BERMAN      BERMAN LIMITED     BERMAN
                                         GRADE BOND   CONTRAFUND    BALANCED       GROWTH      MATURITY BOND     PARTNERS
                                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends..............................   $399,467    $ 185,502    $  156,692                     $277,191
EXPENSES
Mortality and expense risks............     73,292      238,056        48,283    $  192,792         36,204        $ 3,466
                                          --------    ----------   ----------    -----------      --------        -------
Net investment income (loss)...........    326,175      (52,554)      108,409      (192,792)       240,987         (3,466)
                                          --------    ----------   ----------    -----------      --------        -------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Realized gain distributions
  reinvested...........................     47,394    1,364,768     1,100,579     7,126,749
Net realized gain (loss) from
  redemption of investment shares......    133,347    2,635,800      (109,169)      268,551        (32,935)        (5,901)
                                          --------    ----------   ----------    -----------      --------        -------
Net realized gain (loss) on
  investments..........................    180,741    4,000,568       991,410     7,395,300        (32,935)        (5,901)
                                          --------    ----------   ----------    -----------      --------        -------
Net unrealized appreciation of
  investments:
  Beginning of year....................    401,371    3,332,605       595,317     4,238,015         86,785
  End of year..........................    688,242    8,740,185       277,919       829,761         56,889         62,679
                                          --------    ----------   ----------    -----------      --------        -------
Net unrealized appreciation
  (depreciation) of investments during
  the year.............................    286,871    5,407,580      (317,398)   (3,408,254)       (29,896)        62,679
                                          --------    ----------   ----------    -----------      --------        -------
Net realized and unrealized gain (loss)
  on investments.......................    467,612    9,408,148       674,012     3,987,046        (62,831)        56,778
                                          --------    ----------   ----------    -----------      --------        -------
Net increase in net assets resulting
  from operations......................   $793,787    $9,355,594   $  782,421    $3,794,254       $178,156        $53,312
                                          ========    ==========   ==========    ===========      ========        =======

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                                          VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
                                               AMERICAN                                  VAN ECK
                                              CENTURY VP     VAN ECK       VAN ECK      WORLDWIDE      VAN ECK     ALGER AMERICAN
                                               CAPITAL      WORLDWIDE     WORLDWIDE     EMERGING      WORLDWIDE        SMALL
                                             APPRECIATION      BOND      HARD ASSETS     MARKETS     REAL ESTATE   CAPITALIZATION
                                              SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends..................................                  $ 40,647    $   16,113    $    54,397
EXPENSES
Mortality and expense risks................  $    53,235       34,811        16,990         43,590    $  1,150       $  159,984
                                             -----------     --------    -----------   -----------    --------       ----------
Net investment income (loss)...............      (53,235)       5,836          (877)        10,807      (1,150)        (159,984)
                                             -----------     --------    -----------   -----------    --------       ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested.....      422,956                    395,670         48,353                    2,950,817
Net realized gain (loss) from redemption of
  investment shares........................     (698,102)      38,421      (213,306)      (421,210)     (8,482)         199,222
                                             -----------     --------    -----------   -----------    --------       ----------
Net realized gain (loss) on investments....     (275,146)      38,421       182,364       (372,857)     (8,482)       3,150,039
                                             -----------     --------    -----------   -----------    --------       ----------
Net unrealized appreciation (depreciation)
  of investments:
  Beginning of year........................   (1,024,766)      61,527       (31,204)    (1,437,453)                   1,324,974
  End of year..............................     (901,802)     590,559    (1,136,100)    (3,646,142)    (12,423)       1,898,815
                                             -----------     --------    -----------   -----------    --------       ----------
Net unrealized appreciation (depreciation)
  of investments during the year...........      122,964      529,032    (1,104,896)    (2,208,689)    (12,423)         573,841
                                             -----------     --------    -----------   -----------    --------       ----------
Net realized and unrealized gain (loss) on
  investments..............................     (152,182)     567,453      (922,532)    (2,581,546)    (20,905)       3,723,880
                                             -----------     --------    -----------   -----------    --------       ----------
Net increase (decrease) in net assets
  resulting from operations................  $  (205,417)    $573,289    $ (923,409)   $(2,570,739)   $(22,055)      $3,563,896
                                             ===========     ========    ===========   ===========    ========       ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                               MONEY                                AGGRESSIVE
                                                 GROWTH        MARKET        BOND       MANAGED       GROWTH     INTERNATIONAL
                                                SEPARATE      SEPARATE     SEPARATE     SEPARATE     SEPARATE      SEPARATE
                                                 ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT        ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends....................................  $ 3,927,765   $1,265,663   $  727,891   $1,112,725   $  248,042    $  268,402
EXPENSES
Mortality and expense risks..................    1,171,607      170,118       78,010      208,655      202,951       251,580
Operating expense reimbursement..............       (3,041)         (40)      (1,390)
                                               -----------   ----------   ----------   ----------   ----------    ----------
Total expenses...............................    1,168,566      170,078       76,620      208,655      202,951       251,580
                                               -----------   ----------   ----------   ----------   ----------    ----------
Net investment income........................    2,759,199    1,095,585      651,271      904,070       45,091        16,822
                                               -----------   ----------   ----------   ----------   ----------    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested.......   19,579,907                                242,281       49,195     2,101,304
Net realized gain (loss) from redemption of
  investment shares..........................    4,127,983                    (7,292)     956,474      577,435       504,035
                                               -----------   ----------   ----------   ----------   ----------    ----------
Net realized gain (loss) on investments......   23,707,890                    (7,292)   1,198,755      626,630     2,605,339
                                               -----------   ----------   ----------   ----------   ----------    ----------
Net unrealized appreciation of investments:
  Beginning of year..........................   36,782,658                   143,144    4,034,365    4,227,761     3,295,188
  End of year................................   49,936,122                   545,131    8,084,445    9,124,521     3,573,814
                                               -----------   ----------   ----------   ----------   ----------    ----------
Net unrealized appreciation of investments
  during the year............................   13,153,464                   401,987    4,050,080    4,896,760       278,626
                                               -----------   ----------   ----------   ----------   ----------    ----------
Net realized and unrealized gain on
  investments................................   36,861,354                   394,695    5,248,835    5,523,390     2,883,965
                                               -----------   ----------   ----------   ----------   ----------    ----------
Net increase in net assets resulting from
  operations.................................  $39,620,553   $1,095,585   $1,045,966   $6,152,905   $5,568,481    $2,900,787
                                               ===========   ==========   ==========   ==========   ==========    ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                              ZERO COUPON BOND
                                                              SEPARATE ACCOUNT
------------------------------------------------------------------------------
                                                                2006 SERIES
                                                                 SUBACCOUNT
------------------------------------------------------------------------------
EXPENSES
Mortality and expense risks.................................     $   47,810
Asset charge................................................         17,446
                                                                 ----------
Net investment loss.........................................        (65,256)
                                                                 ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from redemption of investment shares......        240,323
                                                                 ----------
Net realized gain on investments............................        240,323
                                                                 ----------
Net unrealized appreciation of investments:
  Beginning of year.........................................        744,136
  End of year...............................................      1,354,882
                                                                 ----------
Net unrealized appreciation of investments during the
  year......................................................        610,746
                                                                 ----------
Net realized and unrealized gain on investments.............        851,069
                                                                 ----------
Net increase in net assets resulting from operations........     $  785,813
                                                                 ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                                             VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
                                                    FIDELITY                    FIDELITY                  FIDELITY
                                                     EQUITY-      FIDELITY        HIGH       FIDELITY      ASSET       FIDELITY
                                                     INCOME        GROWTH        INCOME      OVERSEAS     MANAGER      INDEX 500
                                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends........................................  $ 1,044,885   $   527,324   $ 626,782    $ 290,204    $1,122,466   $   358,610
EXPENSES
Mortality and expense risks......................      533,228       649,048      80,380      144,312      255,690        355,997
                                                   -----------   -----------   ----------   ----------   ----------   -----------
Net investment income (loss).....................      511,657      (121,724)    546,402      145,892      866,776          2,613
                                                   -----------   -----------   ----------   ----------   ----------   -----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS
Realized gain distributions reinvested...........    5,253,449     2,887,725      77,467    1,152,021    2,815,676        727,665
Net realized gain from redemption of investment
  shares.........................................      965,614     1,224,507     123,771      156,064      391,666        814,167
                                                   -----------   -----------   ----------   ----------   ----------   -----------
Net realized gain on investments.................    6,219,063     4,112,232     201,238    1,308,085    3,207,342      1,541,832
                                                   -----------   -----------   ----------   ----------   ----------   -----------
Net unrealized appreciation of investments:
  Beginning of year..............................    9,654,194    12,974,029     471,856    1,745,917    4,535,884      4,431,677
  End of year....................................   20,932,815    27,530,683   1,485,682    2,054,866    7,028,980     15,712,282
                                                   -----------   -----------   ----------   ----------   ----------   -----------
Net unrealized appreciation of investments during
  the year.......................................   11,278,621    14,556,654   1,013,826      308,949    2,493,096     11,280,605
                                                   -----------   -----------   ----------   ----------   ----------   -----------
Net realized and unrealized gain on
  investments....................................   17,497,684    18,668,886   1,215,064    1,617,034    5,700,438     12,822,437
                                                   -----------   -----------   ----------   ----------   ----------   -----------
Net increase in net assets resulting from
  operations.....................................  $18,009,341   $18,547,162   $1,761,466   $1,762,926   $6,567,214   $12,825,050
                                                   ===========   ===========   ==========   ==========   ==========   ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                                          VARIABLE SEPARATE ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
                                                      FIDELITY                 NEUBERGER    NEUBERGER       NEUBERGER
                                                     INVESTMENT    FIDELITY     & BERMAN     & BERMAN    & BERMAN LIMITED
                                                     GRADE BOND   CONTRAFUND    BALANCED      GROWTH      MATURITY BOND
                                                     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends..........................................   $307,980    $  64,609     $ 77,242                     $153,994
EXPENSES
Mortality and expense risks........................     43,496      116,135       36,171    $ 146,708          23,036
                                                      --------    ----------    --------    ----------       --------
Net investment income (loss).......................    264,484      (51,526)      41,071     (146,708)        130,958
                                                      --------    ----------    --------    ----------       --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested.............                 170,752      198,255    1,531,297
Net realized gain (loss) from redemption of
  investment shares................................      2,841      199,925      106,220      611,229          (6,752)
                                                      --------    ----------    --------    ----------       --------
Net realized gain (loss) on investments............      2,841      370,677      304,475    2,142,526          (6,752)
                                                      --------    ----------    --------    ----------       --------
Net unrealized appreciation of investments:
  Beginning of year................................    155,266      477,324       71,201    1,243,267          19,157
  End of year......................................    401,371    3,332,605      595,317    4,238,015          86,785
                                                      --------    ----------    --------    ----------       --------
Net unrealized appreciation of investments during
  the year.........................................    246,105    2,855,281      524,116    2,994,748          67,628
                                                      --------    ----------    --------    ----------       --------
Net realized and unrealized gain on investments....    248,946    3,225,958      828,591    5,137,274          60,876
                                                      --------    ----------    --------    ----------       --------
Net increase in net assets resulting from
  operations.......................................   $513,430    $3,174,432    $869,662    $4,990,566       $191,834
                                                      ========    ==========    ========    ==========       ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                                               VARIABLE SEPARATE ACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
                                                           AMERICAN                                  VAN ECK
                                                          CENTURY VP     VAN ECK       VAN ECK      WORLDWIDE    ALGER AMERICAN
                                                           CAPITAL      WORLDWIDE     WORLDWIDE     EMERGING         SMALL
                                                         APPRECIATION      BOND      HARD ASSETS     MARKETS     CAPITALIZATION
                                                          SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends..............................................                  $105,223     $  45,568    $     9,541
EXPENSES
Mortality and expense risks............................  $    56,416       25,359        12,555         31,122     $   90,562
                                                         -----------     --------     ---------    -----------     ----------
Net investment income (loss)...........................      (56,416)      79,864        33,013        (21,581)       (90,562)
                                                         -----------     --------     ---------    -----------     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain distributions reinvested.................      171,163                     33,634                       449,342
Net realized gain (loss) from redemption of investment
  shares...............................................      (90,120)      12,516        61,163         82,065         11,202
                                                         -----------     --------     ---------    -----------     ----------
Net realized gain on investments.......................       81,043       12,516        94,797         82,065        460,544
                                                         -----------     --------     ---------    -----------     ----------
Net unrealized appreciation (depreciation) of
  investments:
  Beginning of year....................................     (633,726)      70,532       187,278         90,708        173,011
  End of year..........................................   (1,024,766)      61,527       (31,204)    (1,437,453)     1,324,974
                                                         -----------     --------     ---------    -----------     ----------
Net unrealized appreciation (depreciation) of
  investments during the year..........................     (391,040)      (9,005)     (218,482)    (1,528,161)     1,151,963
                                                         -----------     --------     ---------    -----------     ----------
Net realized and unrealized gain (loss) on
  investments..........................................     (309,997)       3,511      (123,685)    (1,446,096)     1,612,507
                                                         -----------     --------     ---------    -----------     ----------
Net increase (decrease) in net assets resulting from
  operations...........................................  $  (366,413)    $ 83,375     $ (90,672)   $(1,467,677)    $1,521,945
                                                         ===========     ========     =========    ===========     ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                MONEY                               AGGRESSIVE
                                                  GROWTH        MARKET       BOND       MANAGED       GROWTH     INTERNATIONAL
                                                 SEPARATE      SEPARATE    SEPARATE     SEPARATE     SEPARATE      SEPARATE
                                                  ACCOUNT      ACCOUNT      ACCOUNT     ACCOUNT      ACCOUNT        ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends.....................................  $ 4,325,341   $1,024,420   $ 606,893   $1,018,010   $  206,506    $  289,229
EXPENSES
Mortality and expense risks...................      954,536      141,194      66,990      179,326      151,081       191,387
Operating expense reimbursement...............       (3,491)        (146)     (1,087)
                                                -----------   ----------   ---------   ----------   ----------    ----------
Total expenses................................      951,045      141,048      65,903      179,326      151,081       191,387
                                                -----------   ----------   ---------   ----------   ----------    ----------
Net investment income.........................    3,374,296      883,372     540,990      838,684       55,425        97,842
                                                -----------   ----------   ---------   ----------   ----------    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested........    6,799,388                             1,102,736    2,080,731     1,172,472
Net realized gain (loss) from redemption of
  investment shares...........................    3,053,590                   (2,425)     628,270      460,172       273,023
                                                -----------   ----------   ---------   ----------   ----------    ----------
Net realized gain (loss) on investments.......    9,852,978                   (2,425)   1,731,006    2,540,903     1,445,495
                                                -----------   ----------   ---------   ----------   ----------    ----------
Net unrealized appreciation (depreciation) of
  investments:
  Beginning of year...........................   23,244,683                  443,614    3,562,768    2,711,686     2,138,159
  End of year.................................   36,782,658                  143,144    4,034,365    4,227,761     3,295,188
                                                -----------   ----------   ---------   ----------   ----------    ----------
Net unrealized appreciation (depreciation) of
  investments during the year.................   13,537,975                 (300,470)     471,597    1,516,075     1,157,029
                                                -----------   ----------   ---------   ----------   ----------    ----------
Net realized and unrealized gain (loss) on
  investments.................................   23,390,953                 (302,895)   2,202,603    4,056,978     2,602,524
                                                -----------   ----------   ---------   ----------   ----------    ----------
Net increase in net assets resulting from
  operations..................................  $26,765,249   $  883,372   $ 238,095   $3,041,287   $4,112,403    $2,700,366
                                                ===========   ==========   =========   ==========   ==========    ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                   ZERO COUPON BOND
                                                                   SEPARATE ACCOUNT
-----------------------------------------------------------------------------------------
                                                              1996 SERIES     2006 SERIES
                                                              SUBACCOUNT**    SUBACCOUNT
-----------------------------------------------------------------------------------------
EXPENSES
Mortality and expense risks.................................   $   4,977       $  33,364
Asset charge................................................       1,982          12,204
                                                               ---------       ---------
Net investment loss.........................................      (6,959)        (45,568)
                                                               ---------       ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from redemption of investment shares......     230,886         132,042
                                                               ---------       ---------
Net realized gain on investments............................     230,886         132,042
                                                               ---------       ---------
Net unrealized appreciation (depreciation) of investments:
  Beginning of year.........................................     195,315         910,239
  End of year...............................................                     744,136
                                                               ---------       ---------
Net unrealized depreciation of investments during the
  year......................................................    (195,315)       (166,103)
                                                               ---------       ---------
Net realized and unrealized gain (loss) on investments......      35,571         (34,061)
                                                               ---------       ---------
Net increase (decrease) in net assets resulting from
  operations................................................   $  28,612       $ (79,629)
                                                               =========       =========

** For the period January 1, 1996 to May 15, 1996 (date of maturity).

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                            VARIABLE SEPARATE ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
                                                    FIDELITY                  FIDELITY                  FIDELITY
                                                    EQUITY-      FIDELITY       HIGH       FIDELITY      ASSET       FIDELITY
                                                     INCOME       GROWTH       INCOME      OVERSEAS     MANAGER     INDEX 500
                                                   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends........................................  $  55,034    $ 133,186     $289,256    $ 105,244    $ 989,396    $  114,956
EXPENSES
Mortality and expense risks......................    324,906      435,364       40,586       83,411      196,306       106,980
                                                   ----------   ----------    --------    ----------   ----------   ----------
Net investment income (loss).....................   (269,872)    (302,178)     248,670       21,833      793,090         7,976
                                                   ----------   ----------    --------    ----------   ----------   ----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS
Realized gain distributions reinvested...........  1,577,632    3,362,939       56,594      115,769      815,818       295,601
Net realized gain from redemption of investment
  shares.........................................    292,479      461,027      136,266       72,206       42,369       108,595
                                                   ----------   ----------    --------    ----------   ----------   ----------
Net realized gain on investments.................  1,870,111    3,823,966      192,860      187,975      858,187       404,196
                                                   ----------   ----------    --------    ----------   ----------   ----------
Net unrealized appreciation of investments:
  Beginning of year..............................  5,231,207    8,695,334      207,596      502,338    2,425,055     1,377,575
  End of year....................................  9,654,194    12,974,029     471,856    1,745,917    4,535,884     4,431,677
                                                   ----------   ----------    --------    ----------   ----------   ----------
Net unrealized appreciation of investments during
  the year.......................................  4,422,987    4,278,695      264,260    1,243,579    2,110,829     3,054,102
                                                   ----------   ----------    --------    ----------   ----------   ----------
Net realized and unrealized gain on
  investments....................................  6,293,098    8,102,661      457,120    1,431,554    2,969,016     3,458,298
                                                   ----------   ----------    --------    ----------   ----------   ----------
Net increase in net assets resulting from
  operations.....................................  $6,023,226   $7,800,483    $705,790    $1,453,387   $3,762,106   $3,466,274
                                                   ==========   ==========    ========    ==========   ==========   ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                        VARIABLE SEPARATE ACCOUNT
-----------------------------------------------------------------------------------------------------------------------
                                                    FIDELITY                 NEUBERGER    NEUBERGER       NEUBERGER
                                                   INVESTMENT    FIDELITY     & BERMAN     & BERMAN    & BERMAN LIMITED
                                                   GRADE BOND   CONTRAFUND    BALANCED      GROWTH      MATURITY BOND
                                                   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends........................................   $122,049                  $ 79,943    $   4,468        $111,448
EXPENSES
Mortality and expense risks......................     40,295     $  9,544       27,615       98,600          11,344
                                                    --------     --------     --------    ----------       --------
Net investment income (loss).....................     81,754       (9,544)      52,328      (94,132)        100,104
                                                    --------     --------     --------    ----------       --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested...........                              444,565    1,045,605
Net realized gain (loss) from redemption of
  investment shares..............................     34,895        3,778       14,849       96,798          (8,673)
                                                    --------     --------     --------    ----------       --------
Net realized gain (loss) on investments..........     34,895        3,778      459,414    1,142,403          (8,673)
                                                    --------     --------     --------    ----------       --------
Net unrealized appreciation (depreciation) of
  investments:
  Beginning of year..............................    173,631                   337,802    1,140,571          44,695
  End of year....................................    155,266      477,324       71,201    1,243,267          19,157
                                                    --------     --------     --------    ----------       --------
Net unrealized appreciation (depreciation) of
  investments during the year....................    (18,365)     477,324     (266,601)     102,696         (25,538)
                                                    --------     --------     --------    ----------       --------
Net realized and unrealized gain (loss) on
  investments....................................     16,530      481,102      192,813    1,245,099         (34,211)
                                                    --------     --------     --------    ----------       --------
Net increase in net assets resulting from
  operations.....................................   $ 98,284     $471,558     $245,141    $1,150,967       $ 65,893
                                                    ========     ========     ========    ==========       ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                         VARIABLE SEPARATE ACCOUNT
------------------------------------------------------------------------------------------------------------------------
                                                                  VAN ECK     VAN ECK GOLD    VAN ECK     ALGER AMERICAN
                                                       TCI       WORLDWIDE    AND NATURAL     EMERGING        SMALL
                                                     GROWTH         BOND       RESOURCES      MARKETS     CAPITALIZATION
                                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends........................................                 $65,988       $ 12,742      $   219        $    95
EXPENSES
Mortality and expense risks......................  $    49,667     15,456         10,810        4,045         17,365
                                                   -----------    -------       --------      -------        -------
Net investment income (loss).....................      (49,667)    50,532          1,932       (3,826)       (17,270)
                                                   -----------    -------       --------      -------        -------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
Realized gain distributions reinvested...........      728,835                    12,496
Net realized gain (loss) from redemption of
  investment shares..............................      127,215     20,012         40,140          470        (59,161)
                                                   -----------    -------       --------      -------        -------
Net realized gain (loss) on investments..........      856,050     20,012         52,636          470        (59,161)
                                                   -----------    -------       --------      -------        -------
Net unrealized appreciation (depreciation) of
  investments:
  Beginning of year..............................      584,114     70,122         65,442
  End of year....................................     (633,726)    70,532        187,278       90,708        173,011
                                                   -----------    -------       --------      -------        -------
Net unrealized appreciation (depreciation) of
  investments during the year....................   (1,217,840)       410        121,836       90,708        173,011
                                                   -----------    -------       --------      -------        -------
Net realized and unrealized gain (loss) on
  investments....................................     (361,790)    20,422        174,472       91,178        113,850
                                                   -----------    -------       --------      -------        -------
Net increase (decrease) in net assets resulting
  from operations................................  $  (411,457)   $70,954       $176,404      $87,352        $96,580
                                                   ===========    =======       ========      =======        =======

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                              MONEY                                   AGGRESSIVE
                                               GROWTH         MARKET         BOND         MANAGED       GROWTH      INTERNATIONAL
                                              SEPARATE       SEPARATE      SEPARATE      SEPARATE      SEPARATE       SEPARATE
                                              ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)..............  $  2,015,707   $  1,155,196   $   726,209   $   981,226   $    30,469    $      (337)
Net realized gain (loss) on investments...    31,131,852                      (11,168)    2,550,529     4,068,180      3,249,185
Net unrealized appreciation (depreciation)
  of investments during the year..........    (6,293,297)                     343,092       787,119    (1,531,022)       400,480
                                            ------------   ------------   -----------   -----------   -----------    -----------
Net increase in net assets from
  operations..............................    26,854,262      1,155,196     1,058,133     4,318,874     2,567,627      3,649,328
                                            ------------   ------------   -----------   -----------   -----------    -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums...............    28,487,988     42,570,677     3,219,583     5,309,169     8,253,971      9,038,100
Cost of insurance and administrative
  charges.................................   (11,790,141)    (4,378,001)   (1,242,032)   (2,278,565)   (2,885,869)    (3,272,446)
Surrenders and forfeitures................   (10,126,139)    (1,249,337)     (749,106)   (1,714,811)   (1,487,419)    (1,684,922)
Transfers between investment portfolios...    (4,250,025)   (27,362,632)     (267,299)       85,860    (1,510,108)    (1,968,516)
Net withdrawals due to policy loans.......    (3,633,955)      (704,376)      (54,451)     (593,757)     (764,231)      (536,465)
Withdrawals due to death benefits.........      (366,282)       (11,907)      (13,393)     (116,767)       (3,286)       (32,142)
                                            ------------   ------------   -----------   -----------   -----------    -----------
Net increase (decrease) in net assets
  derived from policy transactions........    (1,678,554)     8,864,424       893,302       691,129     1,603,058      1,543,609
                                            ------------   ------------   -----------   -----------   -----------    -----------
Return of capital to Provident Mutual Life
  Insurance Company.......................      (225,000)       (90,000)      (90,000)     (150,000)     (145,000)
                                            ------------   ------------   -----------   -----------   -----------    -----------
Total increase in net assets..............    24,950,708      9,929,620     1,861,435     4,860,003     4,025,685      5,192,937
NET ASSETS
  Beginning of year.......................   206,781,775     22,992,912    13,480,533    36,172,970    34,927,244     38,762,124
                                            ------------   ------------   -----------   -----------   -----------    -----------
  End of year.............................  $231,732,483   $ 32,922,532   $15,341,968   $41,032,973   $38,952,929    $43,955,061
                                            ============   ============   ===========   ===========   ===========    ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                                          VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------
                                                               ALL PRO      ALL PRO      ALL PRO      ALL PRO
                                                              LARGE CAP    LARGE CAP    SMALL CAP    SMALL CAP
                                                                GROWTH       VALUE        GROWTH       VALUE
                                                              SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
---------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss.........................................  $ (10,444)   $  (7,828)   $  (8,535)   $   (6,110)
Net realized gain (loss) on investments.....................    114,538        1,976      (75,896)      (65,921)
Net unrealized appreciation of investments during the
  year......................................................    511,417      139,747      403,798        13,283
                                                              ----------   ----------   ----------   ----------
Net increase (decrease) in net assets from operations.......    615,511      133,895      319,367       (58,748)
                                                              ----------   ----------   ----------   ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums.................................    725,893      525,241      411,183       435,729
Cost of insurance and administrative charges................   (130,570)    (104,161)    (102,177)      (82,507)
Surrenders and forfeitures..................................    (25,602)     (12,569)     (16,057)      (10,719)
Transfers between investment portfolios.....................  3,077,201    2,946,905    3,944,529     2,851,353
Net withdrawals due to policy loans.........................    (18,029)     (13,665)     (11,262)       (6,094)
Withdrawals due to death benefits...........................        (71)      (4,970)      (3,224)         (128)
                                                              ----------   ----------   ----------   ----------
Net increase in net assets derived from policy
  transactions..............................................  3,628,822    3,336,781    4,222,992     3,187,634
                                                              ----------   ----------   ----------   ----------
Capital contribution from Provident Mutual Life Insurance
  Company...................................................     25,000       25,000       25,000        25,000
                                                              ----------   ----------   ----------   ----------

Total increase in net assets................................  4,269,333    3,495,676    4,567,359     3,153,886
NET ASSETS
  Beginning of year.........................................         --           --           --            --
                                                              ----------   ----------   ----------   ----------
  End of year...............................................  $4,269,333   $3,495,676   $4,567,359   $3,153,886
                                                              ==========   ==========   ==========   ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                              ZERO COUPON BOND
                                                              SEPARATE ACCOUNT
------------------------------------------------------------------------------
                                                                2006 SERIES
                                                                 SUBACCOUNT
------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss.........................................    $   (99,846)
Net realized gain on investments............................        570,514
Net unrealized appreciation of investments during the
  year......................................................        808,299
                                                                -----------
Net increase in net assets from operations..................      1,278,967
                                                                -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums.................................      2,832,198
Cost of insurance and administrative charges................       (969,558)
Surrenders and forfeitures..................................       (429,018)
Transfers between investment portfolios.....................      1,324,943
Net repayments due to policy loans..........................         34,044
Withdrawals due to death benefits...........................        (19,270)
                                                                -----------
Net increase in net assets derived from policy
  transactions..............................................      2,773,339
                                                                -----------
Return of capital to Provident Mutual Life Insurance
  Company...................................................       (105,000)
                                                                -----------
Total increase in net assets................................      3,947,306
NET ASSETS
  Beginning of year.........................................      8,641,986
                                                                -----------
  End of year...............................................    $12,589,292
                                                                ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                                          VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
                                               FIDELITY                     FIDELITY                    FIDELITY
                                               EQUITY-        FIDELITY        HIGH        FIDELITY        ASSET        FIDELITY
                                                INCOME         GROWTH        INCOME       OVERSEAS       MANAGER      INDEX 500
                                              SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)...............  $    592,079   $   (356,088)  $   999,219   $   292,561   $ 1,023,972   $    209,196
Net realized gain on investments...........     7,627,428     20,456,568       849,640     3,197,810     4,862,002      4,037,742
Net unrealized appreciation (depreciation)
  of investments during the year...........     2,705,182     25,250,942    (2,866,128)     (392,699)      273,269     20,059,318
                                             ------------   ------------   -----------   -----------   -----------   ------------
Net increase (decrease) in net assets from
  operations...............................    10,924,689     45,351,422    (1,017,269)    3,097,672     6,159,243     24,306,256
                                             ------------   ------------   -----------   -----------   -----------   ------------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums................    27,977,450     31,856,978     5,041,566     8,709,088     8,574,753     36,145,166
Cost of insurance and administrative
  charges..................................    (9,325,323)   (10,947,922)   (1,559,923)   (2,449,969)   (3,512,324)    (9,903,927)
Surrenders and forfeitures.................    (3,383,688)    (3,590,928)     (374,107)     (760,286)   (1,937,981)    (2,610,441)
Transfers between investment portfolios....     2,645,244     (1,393,335)    1,625,735     2,091,205       293,923     11,705,877
Net withdrawals due to policy loans........    (1,328,279)    (2,014,498)     (101,389)     (371,567)   (1,412,127)      (876,423)
Withdrawals due to death benefits..........      (260,037)       (10,155)       (7,237)      (20,317)      (69,814)       (10,632)
                                             ------------   ------------   -----------   -----------   -----------   ------------
Net increase in net assets derived from
  policy transactions......................    16,325,367     13,900,140     4,624,645     7,198,154     1,936,430     34,449,620
                                             ------------   ------------   -----------   -----------   -----------   ------------
Return of capital to Provident Mutual Life
  Insurance Company........................                     (165,000)                                  (85,000)       (35,000)
                                             ------------   ------------   -----------   -----------   -----------   ------------
Total increase in net assets...............    27,250,056     59,086,562     3,607,376    10,295,826     8,010,673     58,720,876
NET ASSETS
  Beginning of year........................    93,799,766    109,653,375    15,302,332    24,399,967    42,160,660     72,064,851
                                             ------------   ------------   -----------   -----------   -----------   ------------
  End of year..............................  $121,049,822   $168,739,937   $18,909,708   $34,695,793   $50,171,333   $130,785,727
                                             ============   ============   ===========   ===========   ===========   ============

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                                      VARIABLE SEPARATE ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
                                          FIDELITY                   NEUBERGER     NEUBERGER       NEUBERGER       NEUBERGER
                                         INVESTMENT     FIDELITY      & BERMAN     & BERMAN     & BERMAN LIMITED    & BERMAN
                                         GRADE BOND    CONTRAFUND     BALANCED      GROWTH       MATURITY BOND      PARTNERS
                                         SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)...........  $  326,175    $   (52,554)  $ 108,409    $  (192,792)     $  240,987      $   (3,466)
Net realized gain (loss) on
  investments..........................     180,741      4,000,568     991,410      7,395,300         (32,935)         (5,901)
Net unrealized appreciation
  (depreciation) of investments during
  the year.............................     286,871      5,407,580    (317,398)    (3,408,254)        (29,896)         62,679
                                         -----------   -----------   ----------   -----------      ----------      ----------
Net increase in net assets from
  operations...........................     793,787      9,355,594     782,421      3,794,254         178,156          53,312
                                         -----------   -----------   ----------   -----------      ----------      ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums............   3,706,491     13,012,021   1,808,394      7,614,497       1,892,852         512,666
Cost of insurance and administrative
  charges..............................    (970,841)    (3,458,508)   (816,326)    (2,663,861)       (385,317)        (75,140)
Surrenders and forfeitures.............    (204,537)      (761,006)   (300,676)      (903,644)       (118,480)        (15,003)
Transfers between investment
  portfolios...........................   2,902,448      2,904,831    (196,593)    (2,357,815)        821,901       1,220,644
Net withdrawals due to policy loans....    (130,121)      (302,099)   (108,962)      (393,122)        (27,411)
Withdrawals due to death benefits......      (4,526)        (5,234)    (17,898)       (28,362)           (520)            (43)
                                         -----------   -----------   ----------   -----------      ----------      ----------
Net increase in net assets derived from
  policy transactions..................   5,298,914     11,390,005     367,939      1,267,693       2,183,025       1,643,124
                                         -----------   -----------   ----------   -----------      ----------      ----------
(Return of capital from) capital
  contribution to Provident Mutual Life
  Insurance Company....................                                (35,000)       (25,000)                         25,000
                                         -----------   -----------   ----------   -----------      ----------      ----------
Total increase in net assets...........   6,092,701     20,745,599   1,115,360      5,036,947       2,361,181       1,721,436
NET ASSETS
  Beginning of year....................   7,897,930     25,431,484   6,381,375     25,140,863       4,222,983
                                         -----------   -----------   ----------   -----------      ----------      ----------
  End of year..........................  $13,990,631   $46,177,083   $7,496,735   $30,177,810      $6,584,164      $1,721,436
                                         ===========   ===========   ==========   ===========      ==========      ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                                     VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
                                          AMERICAN                                  VAN ECK      VAN ECK
                                         CENTURY VP     VAN ECK       VAN ECK      WORLDWIDE    WORLDWIDE    ALGER AMERICAN
                                          CAPITAL      WORLDWIDE     WORLDWIDE     EMERGING        REAL          SMALL
                                        APPRECIATION      BOND      HARD ASSETS     MARKETS       ESTATE     CAPITALIZATION
                                         SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)..........  $   (53,235)   $   5,836    $     (877)   $    10,807    $ (1,150)    $  (159,984)
Net realized gain (loss) on
  investments.........................     (275,146)      38,421       182,364       (372,857)     (8,482)      3,150,039
Net unrealized appreciation
  (depreciation) of investments during
  the year............................      122,964      529,032    (1,104,896)    (2,208,689)    (12,423)        573,841
                                        -----------    ----------   -----------   -----------    --------     -----------
Net increase (decrease) in net assets
  from operations.....................     (205,417)     573,289      (923,409)    (2,570,739)    (22,055)      3,563,896
                                        -----------    ----------   -----------   -----------    --------     -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums...........    2,677,232    1,463,635       869,978      3,517,907      66,543       8,859,577
Cost of insurance and administrative
  charges.............................     (949,325)    (466,749)     (243,816)      (930,984)    (14,501)     (2,479,481)
Surrenders and forfeitures............     (250,766)    (222,795)      (75,816)      (104,943)     (2,855)       (543,395)
Transfers between investment
  portfolios..........................   (2,037,281)      54,538      (330,819)        10,460     379,923       1,167,869
Net withdrawals due to policy loans...      (97,850)     (68,651)      (18,815)       (86,630)        (82)       (292,596)
Withdrawals due to death benefits.....       (1,650)      (3,689)         (183)          (924)        (43)        (14,148)
                                        -----------    ----------   -----------   -----------    --------     -----------
Net increase (decrease) in net assets
  derived from policy transactions....     (659,640)     756,289       200,529      2,404,886     428,985       6,697,826
                                        -----------    ----------   -----------   -----------    --------     -----------
Capital contribution from Provident
  Mutual Life Insurance Company.......       10,000                     10,000         35,000      35,000
                                        -----------    ----------   -----------   -----------    --------     -----------

Total increase (decrease) in net
  assets..............................     (855,057)   1,329,578      (712,880)      (130,853)    441,930      10,261,722
NET ASSETS
  Beginning of year...................    8,434,404    4,377,135     2,781,168      6,363,909                  18,732,813
                                        -----------    ----------   -----------   -----------    --------     -----------
  End of year.........................  $ 7,579,347    $5,706,713   $2,068,288    $ 6,233,056    $441,930     $28,994,535
                                        ===========    ==========   ===========   ===========    ========     ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                              MONEY                                   AGGRESSIVE
                                               GROWTH         MARKET         BOND         MANAGED       GROWTH      INTERNATIONAL
                                              SEPARATE       SEPARATE      SEPARATE      SEPARATE      SEPARATE       SEPARATE
                                              ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income.....................  $  2,759,199   $  1,095,585   $   651,271   $   904,070   $    45,091    $    16,822
Net realized gain (loss) on investments...    23,707,890                       (7,292)    1,198,755       626,630      2,605,339
Net unrealized appreciation of investments
  during the year.........................    13,153,464                      401,987     4,050,080     4,896,760        278,626
                                            ------------   ------------   -----------   -----------   -----------    -----------
Net increase in net assets from
  operations..............................    39,620,553      1,095,585     1,045,966     6,152,905     5,568,481      2,900,787
                                            ------------   ------------   -----------   -----------   -----------    -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums...............    28,779,076     41,392,009     2,883,256     5,061,216     7,652,795      9,275,052
Cost of insurance and administrative
  charges.................................   (11,378,551)    (4,214,952)   (1,049,368)   (2,164,675)   (2,627,095)    (3,135,940)
Surrenders and forfeitures................   (10,450,206)      (893,804)     (421,877)   (1,834,332)   (1,314,144)    (1,656,263)
Transfers between investment portfolios...    (4,245,851)   (38,647,233)       25,947    (1,015,633)      327,609        (19,790)
Net withdrawals due to policy loans.......    (3,880,476)      (348,424)     (150,015)     (428,805)     (565,546)      (566,895)
Withdrawals due to death benefits.........      (453,320)       (10,985)      (23,685)     (113,392)      (12,782)       (25,012)
                                            ------------   ------------   -----------   -----------   -----------    -----------
Net increase (decrease) in net assets
  derived from policy transactions........    (1,629,328)    (2,723,389)    1,264,258      (495,621)    3,460,837      3,871,152
                                            ------------   ------------   -----------   -----------   -----------    -----------
Total increase (decrease) in net assets...    37,991,225     (1,627,804)    2,310,224     5,657,284     9,029,318      6,771,939
NET ASSETS
  Beginning of year.......................   168,790,550     24,620,716    11,170,309    30,515,686    25,897,926     31,990,185
                                            ------------   ------------   -----------   -----------   -----------    -----------
  End of year.............................  $206,781,775   $ 22,992,912   $13,480,533   $36,172,970   $34,927,244    $38,762,124
                                            ============   ============   ===========   ===========   ===========    ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                              ZERO COUPON BOND
                                                              SEPARATE ACCOUNT
------------------------------------------------------------------------------
                                                                2006 SERIES
                                                                 SUBACCOUNT
------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss.........................................     $  (65,256)
Net realized gain on investments............................        240,323
Net unrealized appreciation of investments during the
  year......................................................        610,746
                                                                 ----------
Net increase in net assets from operations..................        785,813
                                                                 ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums.................................      2,330,310
Cost of insurance and administrative charges................       (788,189)
Surrenders and forfeitures..................................       (153,867)
Transfers between investment portfolios.....................        143,804
Net withdrawals due to policy loans.........................        (88,482)
                                                                 ----------
Net increase in net assets derived from policy
  transactions..............................................      1,443,576
                                                                 ----------
Total increase in net assets................................      2,229,389
NET ASSETS
  Beginning of year.........................................      6,412,597
                                                                 ----------
  End of year...............................................     $8,641,986
                                                                 ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                                           VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
                                                FIDELITY                     FIDELITY                    FIDELITY
                                                 EQUITY-       FIDELITY        HIGH        FIDELITY        ASSET       FIDELITY
                                                 INCOME         GROWTH        INCOME       OVERSEAS       MANAGER      INDEX 500
                                               SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss).................  $   511,657   $   (121,724)  $   546,402   $   145,892   $   866,776   $     2,613
Net realized gain on investments.............    6,219,063      4,112,232       201,238     1,308,085     3,207,342     1,541,832
Net unrealized appreciation of investments
  during the year............................   11,278,621     14,556,654     1,013,826       308,949     2,493,096    11,280,605
                                               -----------   ------------   -----------   -----------   -----------   -----------
Net increase in net assets from operations...   18,009,341     18,547,162     1,761,466     1,762,926     6,567,214    12,825,050
                                               -----------   ------------   -----------   -----------   -----------   -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums..................   23,646,606     29,144,250     3,594,929     6,932,947     8,034,994    23,023,710
Cost of insurance and administrative
  charges....................................   (7,387,112)    (9,463,481)   (1,076,133)   (1,901,779)   (3,249,362)   (5,704,702)
Surrenders and forfeitures...................   (2,364,387)    (3,547,931)     (171,214)     (612,736)   (1,661,468)     (997,451)
Transfers between investment portfolios......    4,047,525       (416,903)    2,763,974     2,738,393     1,079,135    15,621,648
Net withdrawals due to policy loans..........   (1,015,473)    (1,502,812)      (45,505)     (320,179)     (309,555)   (1,042,356)
Withdrawals due to death benefits............      (74,532)       (11,969)       (5,636)       (7,293)      (14,147)      (95,105)
                                               -----------   ------------   -----------   -----------   -----------   -----------
Net increase in net assets derived from
  policy transactions........................   16,852,627     14,201,154     5,060,415     6,829,353     3,879,597    30,805,744
                                               -----------   ------------   -----------   -----------   -----------   -----------
Total increase in net assets.................   34,861,968     32,748,316     6,821,881     8,592,279    10,446,811    43,630,794
NET ASSETS
  Beginning of year..........................   58,937,798     76,905,059     8,480,451    15,807,688    31,713,849    28,434,057
                                               -----------   ------------   -----------   -----------   -----------   -----------
  End of year................................  $93,799,766   $109,653,375   $15,302,332   $24,399,967   $42,160,660   $72,064,851
                                               ===========   ============   ===========   ===========   ===========   ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                                           VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
                                                      FIDELITY                  NEUBERGER     NEUBERGER       NEUBERGER
                                                     INVESTMENT    FIDELITY      & BERMAN     & BERMAN     & BERMAN LIMITED
                                                     GRADE BOND   CONTRAFUND     BALANCED      GROWTH       MATURITY BOND
                                                     SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT       SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss).......................  $ 264,484    $   (51,526)  $  41,071    $  (146,708)     $  130,958
Net realized gain (loss) on investments............      2,841        370,677     304,475      2,142,526          (6,752)
Net unrealized appreciation of investments during
  the year.........................................    246,105      2,855,281     524,116      2,994,748          67,628
                                                     ----------   -----------   ----------   -----------      ----------
Net increase in net assets from operations.........    513,430      3,174,432     869,662      4,990,566         191,834
                                                     ----------   -----------   ----------   -----------      ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums........................  2,548,565      8,274,186   1,807,306      7,165,598       1,348,185
Cost of insurance and administrative charges.......   (747,877)    (1,798,797)   (639,602)    (2,369,791)       (271,833)
Surrenders and forfeitures.........................   (206,163)      (425,566)   (137,713)      (676,292)        (29,867)
Transfers between investment portfolios............    816,573     10,232,231     (79,543)      (721,651)        482,396
Net withdrawals due to policy loans................    (22,522)      (201,694)    (66,441)      (286,901)        (15,620)
Withdrawals due to death benefits..................     (1,057)        (6,670)                   (13,455)
                                                     ----------   -----------   ----------   -----------      ----------
Net increase in net assets derived from policy
  transactions.....................................  2,387,519     16,073,690     884,007      3,097,508       1,513,261
                                                     ----------   -----------   ----------   -----------      ----------
Total increase in net assets.......................  2,900,949     19,248,122   1,753,669      8,088,074       1,705,095
NET ASSETS
  Beginning of year................................  4,996,981      6,183,362   4,627,706     17,052,789       2,517,888
                                                     ----------   -----------   ----------   -----------      ----------
  End of year......................................  $7,897,930   $25,431,484   $6,381,375   $25,140,863      $4,222,983
                                                     ==========   ===========   ==========   ===========      ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                                          VARIABLE SEPARATE ACCOUNT
--------------------------------------------------------------------------------------------------------------------------
                                                      AMERICAN                                  VAN ECK
                                                     CENTURY VP     VAN ECK       VAN ECK      WORLDWIDE    ALGER AMERICAN
                                                      CAPITAL      WORLDWIDE     WORLDWIDE     EMERGING         SMALL
                                                    APPRECIATION      BOND      HARD ASSETS     MARKETS     CAPITALIZATION
                                                     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)......................  $   (56,416)   $  79,864    $   33,013    $   (21,581)   $   (90,562)
Net realized gain on investments..................       81,043       12,516        94,797         82,065        460,544
Net unrealized appreciation (depreciation) of
  investments during the year.....................     (391,040)      (9,005)     (218,482)    (1,528,161)     1,151,963
                                                    -----------    ----------   ----------    -----------    -----------
Net increase (decrease) in net assets from
  operations......................................     (366,413)      83,375       (90,672)    (1,467,677)     1,521,945
                                                    -----------    ----------   ----------    -----------    -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums.......................    3,692,178    1,320,768       883,387      3,474,642      6,837,744
Cost of insurance and administrative charges......   (1,145,513)    (371,619)     (246,420)      (677,362)    (1,662,591)
Surrenders and forfeitures........................     (268,757)    (100,365)      (28,046)       (58,433)      (334,781)
Transfers between investment portfolios...........   (1,462,705)     321,170       539,670      2,962,129      4,643,633
Net withdrawals due to policy loans...............     (101,019)     (20,808)      (32,784)       (81,551)      (221,848)
Withdrawals due to death benefits.................       (5,826)      (2,563)          (19)        (4,220)       (15,361)
                                                    -----------    ----------   ----------    -----------    -----------
Net increase in net assets derived from policy
  transactions....................................      708,358    1,146,583     1,115,788      5,615,205      9,246,796
                                                    -----------    ----------   ----------    -----------    -----------
Total increase in net assets......................      341,945    1,229,958     1,025,116      4,147,528     10,768,741
NET ASSETS
  Beginning of year...............................    8,092,459    3,147,177     1,756,052      2,216,381      7,964,072
                                                    -----------    ----------   ----------    -----------    -----------
  End of year.....................................  $ 8,434,404    $4,377,135   $2,781,168    $ 6,363,909    $18,732,813
                                                    ===========    ==========   ==========    ===========    ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                           MONEY                                   AGGRESSIVE
                                            GROWTH         MARKET         BOND         MANAGED       GROWTH      INTERNATIONAL
                                           SEPARATE       SEPARATE      SEPARATE      SEPARATE      SEPARATE       SEPARATE
                                           ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income..................  $  3,374,296   $    883,372   $   540,990   $   838,684   $    55,425    $    97,842
Net realized gain (loss) on
  investments..........................     9,852,978                       (2,425)    1,731,006     2,540,903      1,445,495
Net unrealized appreciation
  (depreciation) of investments during
  the year.............................    13,537,975                     (300,470)      471,597     1,516,075      1,157,029
                                         ------------   ------------   -----------   -----------   -----------    -----------
Net increase in net assets from
  operations...........................    26,765,249        883,372       238,095     3,041,287     4,112,403      2,700,366
                                         ------------   ------------   -----------   -----------   -----------    -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums............    30,021,490     38,804,263     2,684,818     5,312,990     7,299,202      8,944,269
Cost of insurance and administrative
  charges..............................   (10,923,039)    (3,577,047)     (907,984)   (2,141,363)   (2,409,140)    (2,851,005)
Surrenders and forfeitures.............    (8,868,122)      (807,207)     (593,919)   (1,485,140)   (1,084,540)      (949,465)
Transfers between investment
  portfolios...........................    (6,972,133)   (27,374,079)     (359,010)     (488,185)     (814,283)       567,594
Net withdrawals due to policy loans....    (2,932,321)      (111,880)     (106,211)     (604,659)     (468,999)      (321,175)
Withdrawals due to death benefits......      (361,511)        (9,285)      (12,934)      (95,250)      (24,597)       (66,791)
                                         ------------   ------------   -----------   -----------   -----------    -----------
Net increase (decrease) in net assets
  derived from policy transactions.....       (35,636)     6,924,765       704,760       498,393     2,497,643      5,323,427
                                         ------------   ------------   -----------   -----------   -----------    -----------
Return of capital to Provident Mutual
  Life Insurance Company...............      (200,000)      (200,000)     (200,000)
                                         ------------   ------------   -----------   -----------   -----------    -----------
Total increase in net assets...........    26,529,613      7,608,137       742,855     3,539,680     6,610,046      8,023,793
NET ASSETS
  Beginning of year....................   142,260,937     17,012,579    10,427,454    26,976,006    19,287,880     23,966,392
                                         ------------   ------------   -----------   -----------   -----------    -----------
  End of year..........................  $168,790,550   $ 24,620,716   $11,170,309   $30,515,686   $25,897,926    $31,990,185
                                         ============   ============   ===========   ===========   ===========    ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                   ZERO COUPON BOND
                                                                   SEPARATE ACCOUNT
-----------------------------------------------------------------------------------------
                                                              1996 SERIES     2006 SERIES
                                                              SUBACCOUNT**    SUBACCOUNT
-----------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss.........................................  $    (6,959)    $  (45,568)
Net realized gain on investments............................      230,886        132,042
Net unrealized depreciation of investments during the
  year......................................................     (195,315)      (166,103)
                                                              -----------     ----------
Net increase (decrease) in net assets from operations.......       28,612        (79,629)
                                                              -----------     ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums.................................      134,184      1,694,055
Cost of insurance and administrative charges................      (53,122)      (662,460)
Surrenders and forfeitures..................................      (64,059)      (111,668)
Transfers between investment portfolios.....................   (1,958,937)       932,017
Net withdrawals due to policy loans.........................       (2,908)       (90,247)
Withdrawals due to death benefits...........................                      (9,233)
                                                              -----------     ----------
Net increase (decrease) in net assets derived from policy
  transactions..............................................   (1,944,842)     1,752,464
                                                              -----------     ----------
Return of capital to Provident Mutual Life Insurance
  Company...................................................     (110,372)       (50,000)
                                                              -----------     ----------
Total increase (decrease) in net assets.....................   (2,026,602)     1,622,835
NET ASSETS
  Beginning of year.........................................    2,026,602      4,789,762
                                                              -----------     ----------
  End of year...............................................      --          $6,412,597
                                                              ===========     ==========

** For the period January 1, 1996 to May 15, 1996 (date of maturity).

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                            VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
                                                  FIDELITY                    FIDELITY                   FIDELITY
                                                   EQUITY-      FIDELITY        HIGH       FIDELITY        ASSET       FIDELITY
                                                   INCOME        GROWTH        INCOME      OVERSEAS       MANAGER      INDEX 500
                                                 SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)...................  $  (269,872)  $  (302,178)  $ 248,670    $    21,833   $   793,090   $     7,976
Net realized gain on investments...............    1,870,111     3,823,966     192,860        187,975       858,187       404,196
Net unrealized appreciation of investments
  during the year..............................    4,422,987     4,278,695     264,260      1,243,579     2,110,829     3,054,102
                                                 -----------   -----------   ----------   -----------   -----------   -----------
Net increase in net assets from operations.....    6,023,226     7,800,483     705,790      1,453,387     3,762,106     3,466,274
                                                 -----------   -----------   ----------   -----------   -----------   -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums....................   20,410,261    27,775,181   3,074,003      5,377,187     8,617,164    11,388,269
Cost of insurance and administrative charges...   (5,694,885)   (7,871,429)   (690,043)    (1,404,523)   (3,144,049)   (2,553,289)
Surrenders and forfeitures.....................   (1,264,322)   (1,872,916)    (55,762)      (332,401)   (1,388,200)     (317,366)
Transfers between investment portfolios........    6,265,641     5,416,680   2,218,407      2,222,639    (2,961,158)    7,671,836
Net withdrawals due to policy loans............     (479,134)     (618,794)    (72,022)       (55,225)     (258,013)     (159,156)
Withdrawals due to death benefits..............      (53,476)      (60,875)       (260)        (5,086)      (28,551)       (5,498)
                                                 -----------   -----------   ----------   -----------   -----------   -----------
Net increase in net assets derived from policy
  transactions.................................   19,184,085    22,767,847   4,474,323      5,802,591       837,193    16,024,796
                                                 -----------   -----------   ----------   -----------   -----------   -----------
Capital contribution from Provident Mutual Life
  Insurance Company............................                                                                            10,000
                                                 -----------   -----------   ----------   -----------   -----------   -----------
Total increase in net assets...................   25,207,311    30,568,330   5,180,113      7,255,978     4,599,299    19,501,070
NET ASSETS
  Beginning of year............................   33,730,487    46,336,729   3,300,338      8,551,710    27,114,550     8,932,987
                                                 -----------   -----------   ----------   -----------   -----------   -----------
  End of year..................................  $58,937,798   $76,905,059   $8,480,451   $15,807,688   $31,713,849   $28,434,057
                                                 ===========   ===========   ==========   ===========   ===========   ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                             VARIABLE SEPARATE ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
                                                        FIDELITY                 NEUBERGER     NEUBERGER       NEUBERGER
                                                       INVESTMENT    FIDELITY     & BERMAN     & BERMAN     & BERMAN LIMITED
                                                       GRADE BOND   CONTRAFUND    BALANCED      GROWTH       MATURITY BOND
                                                       SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT       SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss).........................  $  81,754    $  (9,544)   $  52,328    $   (94,132)     $  100,104
Net realized gain (loss) on investments..............     34,895        3,778      459,414      1,142,403          (8,673)
Net unrealized appreciation (depreciation) of
  investments during the year........................    (18,365)     477,324     (266,601)       102,696         (25,538)
                                                       ----------   ----------   ----------   -----------      ----------
Net increase in net assets from operations...........     98,284      471,558      245,141      1,150,967          65,893
                                                       ----------   ----------   ----------   -----------      ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums..........................  2,130,821    1,896,133    1,626,992      6,888,258         785,194
Cost of insurance and administrative charges.........   (507,709)    (242,291)    (624,216)    (2,046,331)       (171,297)
Surrenders and forfeitures...........................   (104,535)     (16,144)    (154,980)      (371,468)        (24,959)
Transfers between investment portfolios..............  1,064,874    4,057,384      346,579      1,059,064         758,312
Net withdrawals due to policy loans..................    (28,781)      (8,278)     (35,100)      (226,752)         (3,617)
Withdrawals due to death benefits....................     (2,694)                      (14)        (6,854)
                                                       ----------   ----------   ----------   -----------      ----------
Net increase in net assets derived from policy
  transactions.......................................  2,551,976    5,686,804    1,159,261      5,295,917       1,343,633
                                                       ----------   ----------   ----------   -----------      ----------
Capital contribution from Provident Mutual Life
  Insurance Company..................................                  25,000
                                                       ----------   ----------   ----------   -----------      ----------
Total increase in net assets.........................  2,650,260    6,183,362    1,404,402      6,446,884       1,409,526
NET ASSETS
  Beginning of year..................................  2,346,721           --    3,223,304     10,605,905       1,108,362
                                                       ----------   ----------   ----------   -----------      ----------
  End of year........................................  $4,996,981   $6,183,362   $4,627,706   $17,052,789      $2,517,888
                                                       ==========   ==========   ==========   ===========      ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                         VARIABLE SEPARATE ACCOUNT
------------------------------------------------------------------------------------------------------------------------
                                                                  VAN ECK     VAN ECK GOLD    VAN ECK     ALGER AMERICAN
                                                       TCI       WORLDWIDE    AND NATURAL     EMERGING        SMALL
                                                     GROWTH         BOND       RESOURCES      MARKETS     CAPITALIZATION
                                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss).....................  $   (49,667)  $  50,532     $    1,932    $  (3,826)     $  (17,270)
Net realized gain (loss) on investments..........      856,050      20,012         52,636          470         (59,161)
Net unrealized appreciation (depreciation) of
  investments during the year....................   (1,217,840)        410        121,836       90,708         173,011
                                                   -----------   ----------    ----------    ----------     ----------
Net increase (decrease) in net assets from
  operations.....................................     (411,457)     70,954        176,404       87,352          96,580
                                                   -----------   ----------    ----------    ----------     ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums......................    4,409,737   1,208,131        620,876      591,991       2,284,400
Cost of insurance and administrative charges.....   (1,147,704)   (293,018)      (188,073)     (84,624)       (343,153)
Surrenders and forfeitures.......................     (213,245)    (71,799)       (66,529)      (9,852)        (29,701)
Transfers between investment portfolios..........      472,972     425,637        330,253    1,616,051       5,942,776
Net withdrawals due to policy loans..............      (49,208)     (3,329)       (17,924)      (9,537)        (11,830)
Withdrawals due to death benefits................         (412)     (1,767)          (235)
                                                   -----------   ----------    ----------    ----------     ----------
Net increase in net assets derived from policy
  transactions...................................    3,472,140   1,263,855        678,368    2,104,029       7,842,492
                                                   -----------   ----------    ----------    ----------     ----------
Capital contribution from Provident Mutual Life
  Insurance Company..............................                                               25,000          25,000
                                                   -----------   ----------    ----------    ----------     ----------
Total increase in net assets.....................    3,060,683   1,334,809        854,772    2,216,381       7,964,072
NET ASSETS
  Beginning of year..............................    5,031,776   1,812,368        901,280           --              --
                                                   -----------   ----------    ----------    ----------     ----------
  End of year....................................  $ 8,092,459   $3,147,177    $1,756,052    $2,216,381     $7,964,072
                                                   ===========   ==========    ==========    ==========     ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements

--------------------------------------------------------------------------------

1. ORGANIZATION

     The Growth, Money Market, Bond, Managed, Aggressive Growth, International, Zero Coupon Bond and Variable Separate Accounts (Separate Accounts) were established by Provident Mutual Life Insurance Company (Provident Mutual) under the provisions of the Pennsylvania Insurance Law. Each Separate Account is a separate investment account to which assets are allocated to support the benefits payable under single premium, modified premium, scheduled premium and flexible premium adjustable variable life insurance policies (the Policies). The Aggressive Growth, International, and Variable Separate Accounts are not available with single premium and scheduled premium policies. The Zero Coupon Bond Separate Account is not available with scheduled premium policies.

     The Policies are distributed principally through career agents and brokers.

     Provident Mutual has structured the Separate Accounts as unit investment trusts registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

     The Growth, Money Market, Bond, Managed, Aggressive Growth and International Separate Accounts invest in the corresponding portfolios of the Market Street Fund, Inc.

     The Zero Coupon Bond Separate Account is comprised of the 2006 Series Subaccount. Funds are transferred to Merrill Lynch, Pierce, Fenner & Smith (MLPFS), who serves as sponsor of The Stripped ("Zero") U.S. Treasury Securities Fund, Provident Mutual Series A (Zero Coupon Trust). The 2006 Series Subaccount invests in the 2006 Series Portfolio of the Zero Coupon Trust. On May 15, 1996, a second Subaccount was terminated due to the maturity of the underlying series of the Zero Coupon Trust.

     The Variable Separate Account is comprised of twenty-two Subaccounts: the All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth and the All Pro Small Cap Value Subaccounts invest in the corresponding portfolios of the Market Street Fund, Inc.; the Fidelity Equity-Income, Fidelity Growth, Fidelity High Income and Fidelity Overseas Subaccounts invest in the corresponding portfolios of the Variable Insurance Products Fund; the Fidelity Asset Manager, Fidelity Index 500, Fidelity Investment Grade Bond and Fidelity Contrafund Subaccounts invest in the corresponding portfolios of the Variable Insurance Products Fund II; the Neuberger & Berman Balanced, Neuberger & Berman Growth, Neuberger & Berman Limited Maturity Bond and Neuberger & Berman Partners Subaccounts invest in the corresponding portfolios of the Neuberger & Berman Advisers Management Trust; the American Century VP Capital Appreciation (formerly TCI Growth) Subaccount invests in the corresponding portfolio of the American Century Variable Portfolios, Inc. (formerly TCI Portfolios, Inc.); the Van Eck Worldwide Bond, Van Eck Worldwide Hard Assets (formerly Van Eck Gold and Natural Resources), Van Eck Worldwide Emerging Markets (formerly Van Eck Emerging Markets) and Van Eck Worldwide Real Estate Subaccounts invest in the corresponding portfolios of the Van Eck Worldwide Insurance Trust; and the Alger American Small Capitalization Subaccount invests in the corresponding portfolio of the Alger American Fund.

     Net premiums from in-force Policies are allocated to the Separate Accounts in accordance with policyholder instructions and are recorded as variable life policy transactions in the statements of changes in net assets. Such amounts are used to provide money to pay benefits under the Policies (Note 4). Each Separate Account's assets are the property of Provident Mutual.

     Transfers between investment portfolios include transfers between the Separate Accounts and the Guaranteed Account (not shown), which is part of Provident Mutual's General Account.

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of the significant accounting policies followed by the Separate Accounts included in the financial statements.

 Investment Valuation:

     Investment shares are valued at the net asset values of the respective Portfolios. Transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date.

 Realized Gains and Losses:

     Realized gains and losses on sales of investment shares are determined using the specific identification basis for financial reporting and income tax purposes.

 Federal Income Taxes:

     The operations of the Separate Accounts are included in the Federal income tax return of Provident Mutual. Under the provisions of the Policies, Provident Mutual has the right to charge the Separate Accounts for Federal income tax attributable to the Separate Accounts. No charge is currently being made against the Separate Accounts for such tax.

 Estimates:

     The preparation of the accompanying financial statements required management to make estimates and assumptions that affect the reported values of assets and liabilities and the reported amounts from operations and policy transactions during the period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS

     At December 31, 1998, the investments of the respective Separate Accounts/Subaccounts are as follows:

------------------------------------------------------------------------------------------------------
                                                                SHARES         COST       MARKET VALUE
------------------------------------------------------------------------------------------------------
Market Street Fund, Inc.:
  Growth Portfolio..........................................  12,319,430   $188,208,854   $231,851,679
  Money Market Portfolio....................................  30,943,288    $30,943,288    $30,943,288
  Bond Portfolio............................................   1,368,842    $14,470,181    $15,358,404
  Managed Portfolio.........................................   2,322,089    $32,182,969    $41,054,533
  Aggressive Growth Portfolio...............................   1,777,861    $31,359,430    $38,952,929
  International Portfolio...................................   3,173,651    $39,980,767    $43,955,061
  All Pro Large Cap Growth Portfolio........................     362,730     $3,757,916     $4,269,333
  All Pro Large Cap Value Portfolio.........................     353,098     $3,355,929     $3,495,676
  All Pro Small Cap Growth Portfolio........................     462,996     $4,133,561     $4,537,359
  All Pro Small Cap Value Portfolio.........................     382,289     $3,140,603     $3,153,886
The Stripped ("Zero") U.S. Treasury Securities Fund,
  Provident Mutual Series A:
  2006 Series...............................................  17,204,688    $10,285,615    $12,448,796
Variable Insurance Products Fund:
  Equity-Income Portfolio...................................   4,761,991    $97,411,825   $121,049,822
  Growth Portfolio..........................................   3,760,641   $115,958,312   $168,739,937
  High Income Portfolio.....................................   1,640,044    $20,290,154    $18,909,708
  Overseas Portfolio........................................   1,730,463    $33,033,626    $34,695,793
Variable Insurance Products Fund II:
  Asset Manager Portfolio...................................   2,762,739    $42,869,084    $50,171,333
  Index 500 Portfolio.......................................     925,917    $95,014,127   $130,785,727
  Investment Grade Bond Portfolio...........................   1,079,524    $13,302,389    $13,990,631
  Contrafund Portfolio......................................   1,889,406    $37,436,898    $46,177,083
Neuberger & Berman Advisers Management Trust:
  Balanced Portfolio........................................     458,797     $7,218,816     $7,496,735
  Growth Portfolio..........................................   1,147,882    $29,348,049    $30,177,810
  Limited Maturity Bond Portfolio...........................     476,423     $6,527,275     $6,584,164
  Partners Portfolio........................................      90,937     $1,658,757     $1,721,436
American Century Variable Portfolios, Inc.:
  American Century VP Capital Appreciation Portfolio........     840,282     $8,481,149     $7,579,347
Van Eck Worldwide Insurance Trust:
  Van Eck Worldwide Bond Portfolio..........................     464,716     $5,116,154     $5,706,713
  Van Eck Worldwide Hard Assets Portfolio...................     224,814     $3,204,388     $2,068,288
  Van Eck Worldwide Emerging Markets Portfolio..............     875,429     $9,879,198     $6,233,056
  Van Eck Worldwide Real Estate Portfolio...................      46,324       $454,353       $441,930
Alger American Fund:
  Alger American Small Capitalization Portfolio.............     659,416    $27,095,720    $28,994,535

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED
     During the years ended December 31, 1998, 1997 and 1996, transactions in investment shares were as follows:
--------------------------------------------------------------------------------

                                                                       MARKET STREET FUND, INC.
-----------------------------------------------------------------------------------------------------------------------------
                                                    GROWTH PORTFOLIO                         MONEY MARKET PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                            1998          1997          1996           1998           1997           1996
-----------------------------------------------------------------------------------------------------------------------------
Shares purchased.......................      768,646       803,570       831,901     44,184,953     23,511,707     19,129,435
Shares received from reinvestment of:
  Dividends............................      151,409       228,102       265,374      1,311,070      1,161,384      1,024,419
  Capital gain distributions...........    1,670,894     1,229,894       436,699
                                         -----------   -----------   -----------   ------------   ------------   ------------
Total shares acquired..................    2,590,949     2,261,566     1,533,974     45,496,023     24,673,091     20,153,854
Total shares redeemed..................     (903,255)     (960,812)     (904,010)   (37,178,305)   (25,932,218)   (12,978,261)
                                         -----------   -----------   -----------   ------------   ------------   ------------
Net increase (decrease) in shares
  owned................................    1,687,694     1,300,754       629,964      8,317,718     (1,259,127)     7,175,593
Shares owned, beginning of year........   10,631,736     9,330,982     8,701,018     22,625,570     23,884,697     16,709,104
                                         -----------   -----------   -----------   ------------   ------------   ------------
Shares owned, end of year..............   12,319,430    10,631,736     9,330,982     30,943,288     22,625,570     23,884,697
                                         ===========   ===========   ===========   ============   ============   ============
Cost of shares acquired................  $43,749,139   $37,696,907   $24,791,248   $ 45,496,023   $ 24,673,091   $ 20,153,854
                                         ===========   ===========   ===========   ============   ============   ============
Cost of shares redeemed................  $12,497,747   $12,847,552   $11,787,104   $ 37,178,305   $ 25,932,218   $ 12,978,261
                                         ===========   ===========   ===========   ============   ============   ============

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                           MARKET STREET FUND, INC.
-----------------------------------------------------------------------------------------------------------------------------
                                                             BOND PORTFOLIO                       MANAGED PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                     1998         1997         1996         1998         1997         1996
-----------------------------------------------------------------------------------------------------------------------------
Shares purchased................................     268,032      199,386      168,569      196,652      179,042      221,107
Shares received from reinvestment of:
  Dividends.....................................      74,249       69,359       57,612       73,921       72,155       73,728
  Capital gain distributions....................         190                                108,786       16,767       81,745
                                                  ----------   ----------   ----------   ----------   ----------   ----------
Total shares acquired...........................     342,471      268,745      226,181      379,359      267,964      376,580
Total shares redeemed...........................    (202,735)     (87,869)    (127,216)    (178,725)    (226,374)    (198,824)
                                                  ----------   ----------   ----------   ----------   ----------   ----------
Net increase in shares owned....................     139,736      180,876       98,965      200,634       41,590      177,756
Shares owned, beginning of year.................   1,229,106    1,048,230      949,265    2,121,455    2,079,865    1,902,109
                                                  ----------   ----------   ----------   ----------   ----------   ----------
Shares owned, end of year.......................   1,368,842    1,229,106    1,048,230    2,322,089    2,121,455    2,079,865
                                                  ==========   ==========   ==========   ==========   ==========   ==========
Cost of shares acquired.........................  $3,781,286   $2,847,336   $2,391,808   $6,279,404   $4,189,158   $5,201,624
                                                  ==========   ==========   ==========   ==========   ==========   ==========
Cost of shares redeemed.........................  $2,261,555   $  938,352   $1,348,647   $2,204,017   $2,579,637   $2,131,719
                                                  ==========   ==========   ==========   ==========   ==========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                           MARKET STREET FUND, INC.
-----------------------------------------------------------------------------------------------------------------------------
                                                      AGGRESSIVE GROWTH PORTFOLIO              INTERNATIONAL PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                     1998         1997         1996         1998         1997         1996
-----------------------------------------------------------------------------------------------------------------------------
Shares purchased................................     255,330      257,235      263,500      420,358      542,095      520,713
Shares received from reinvestment of:
  Dividends.....................................      13,983       13,532       13,575       22,086       21,751       23,400
  Capital gain distributions....................     133,481        2,684      136,800      212,313      170,284       94,861
                                                  ----------   ----------   ----------   ----------   ----------   ----------
Total shares acquired...........................     402,794      273,451      413,875      654,757      734,130      638,974
Total shares redeemed...........................    (198,941)     (97,819)    (125,277)    (329,168)    (271,615)    (117,063)
                                                  ----------   ----------   ----------   ----------   ----------   ----------
Net increase in shares owned....................     203,853      175,632      288,598      325,589      462,515      521,911
Shares owned, beginning of year.................   1,574,008    1,398,376    1,109,778    2,848,062    2,385,547    1,863,636
                                                  ----------   ----------   ----------   ----------   ----------   ----------
Shares owned, end of year.......................   1,777,861    1,574,008    1,398,376    3,173,651    2,848,062    2,385,547
                                                  ==========   ==========   ==========   ==========   ==========   ==========
Cost of shares acquired.........................  $8,305,625   $5,541,378   $6,735,426   $8,702,058   $9,578,029   $8,077,706
                                                  ==========   ==========   ==========   ==========   ==========   ==========
Cost of shares redeemed.........................  $2,748,918   $1,408,820   $1,641,455   $3,909,601   $3,084,716   $1,210,942
                                                  ==========   ==========   ==========   ==========   ==========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                          MARKET STREET FUND, INC.
---------------------------------------------------------------------------------------------------------------
                                                               ALL PRO      ALL PRO      ALL PRO      ALL PRO
                                                                LARGE        LARGE        SMALL        SMALL
                                                                 CAP          CAP          CAP          CAP
                                                                GROWTH       VALUE        GROWTH       VALUE
                                                              PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO
---------------------------------------------------------------------------------------------------------------
                                                                 1998         1998         1998         1998
---------------------------------------------------------------------------------------------------------------
Shares purchased............................................     469,970      403,231      524,912      461,634
Shares received from reinvestment of:
  Dividends.................................................
  Capital gain distributions................................
                                                              ----------   ----------   ----------   ----------
Total shares acquired.......................................     469,970      403,231      524,912      461,634
Total shares redeemed.......................................    (107,240)     (50,133)     (61,916)     (79,345)
                                                              ----------   ----------   ----------   ----------
Net increase in shares owned................................     362,730      353,098      462,996      382,289
Shares owned, beginning of year.............................
                                                              ----------   ----------   ----------   ----------
Shares owned, end of year...................................     362,730      353,098      462,996      382,289
                                                              ==========   ==========   ==========   ==========
Cost of shares acquired.....................................  $4,811,412   $3,850,929   $4,739,070   $3,913,949
                                                              ==========   ==========   ==========   ==========
Cost of shares redeemed.....................................  $1,053,496   $  495,000   $  605,509   $  773,346
                                                              ==========   ==========   ==========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                               THE STRIPPED ("ZERO") U.S. TREASURY SECURITIES FUND
                                                                            PROVIDENT MUTUAL SERIES A
-------------------------------------------------------------------------------------------------------------------
                                                              1996 SERIES                 2006 SERIES
-------------------------------------------------------------------------------------------------------------------
                                                                 1996          1998          1997          1996
-------------------------------------------------------------------------------------------------------------------
Shares purchased............................................      118,128     5,778,688     4,580,927     4,208,650
Shares received from reinvestment of:
  Dividends.................................................
  Capital gain distributions................................
                                                              -----------   -----------   -----------   -----------
Total shares acquired.......................................      118,128     5,778,688     4,580,927     4,208,650
Total shares redeemed.......................................   (2,181,298)   (2,207,327)   (2,294,572)   (1,223,768)
                                                              -----------   -----------   -----------   -----------
Net increase (decrease) in shares owned.....................   (2,063,170)    3,571,361     2,286,355     2,984,882
Shares owned, beginning of year.............................    2,063,170    13,633,327    11,346,972     8,362,090
                                                              -----------   -----------   -----------   -----------
Shares owned, end of year...................................                 17,204,688    13,633,327    11,346,972
                                                              ===========   ===========   ===========   ===========
Cost of shares acquired.....................................  $   117,132   $ 3,919,504   $ 2,702,211   $ 2,317,522
                                                              ===========   ===========   ===========   ===========
Cost of shares redeemed.....................................  $ 1,949,315   $   936,170   $ 1,068,989   $   528,531
                                                              ===========   ===========   ===========   ===========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                    VARIABLE INSURANCE PRODUCTS FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                    EQUITY-INCOME PORTFOLIO                      GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                               1998          1997          1996          1998          1997          1996
-----------------------------------------------------------------------------------------------------------------------------
Shares purchased..........................      941,021       879,873     1,036,625       671,544       555,971       826,059
Shares received from reinvestment of:
  Dividends...............................       57,354        52,772         2,918        16,967        16,709         4,794
  Capital gain distributions..............      204,112       265,326        83,648       443,821        74,791       121,056
                                            -----------   -----------   -----------   -----------   -----------   -----------
Total shares acquired.....................    1,202,487     1,197,971     1,123,191     1,132,332       647,471       951,909
Total shares redeemed.....................     (303,748)     (137,286)      (71,820)     (327,308)     (161,509)      (69,623)
                                            -----------   -----------   -----------   -----------   -----------   -----------
Net increase in shares owned..............      898,739     1,060,685     1,051,371       805,024       485,962       882,286
Shares owned, beginning of year...........    3,863,252     2,802,567     1,751,196     2,955,617     2,469,655     1,587,369
                                            -----------   -----------   -----------   -----------   -----------   -----------
Shares owned, end of year.................    4,761,991     3,863,252     2,802,567     3,760,641     2,955,617     2,469,655
                                            ===========   ===========   ===========   ===========   ===========   ===========
Cost of shares acquired...................  $29,069,658   $25,703,423   $21,875,240   $40,900,308   $21,882,557   $27,880,379
                                            ===========   ===========   ===========   ===========   ===========   ===========
Cost of shares redeemed...................  $ 4,524,784   $ 2,120,256   $ 1,105,790   $ 7,064,688   $ 3,690,895   $ 1,605,197
                                            ===========   ===========   ===========   ===========   ===========   ===========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                     VARIABLE INSURANCE PRODUCTS FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                      HIGH INCOME PORTFOLIO                      OVERSEAS PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                1998          1997          1996          1998          1997          1996
-----------------------------------------------------------------------------------------------------------------------------
Shares purchased...........................      761,346       529,057       479,606       948,639       406,870      372,206
Shares received from reinvestment of:
  Dividends................................       91,147        53,162        25,643        26,637        16,746        6,165
  Capital gain distributions...............       57,917         6,571         5,016        78,510        66,476        6,782
                                             -----------   -----------   -----------   -----------   -----------   ----------
Total shares acquired......................      910,410       588,790       510,265     1,053,786       490,092      385,153
Total shares redeemed......................     (397,195)     (139,313)     (108,022)     (594,155)      (58,309)     (47,671)
                                             -----------   -----------   -----------   -----------   -----------   ----------
Net increase in shares owned...............      513,215       449,477       402,243       459,631       431,783      337,482
Shares owned, beginning of year............    1,126,829       677,352       275,109     1,270,832       839,049      501,567
                                             -----------   -----------   -----------   -----------   -----------   ----------
Shares owned, end of year..................    1,640,044     1,126,829       677,352     1,730,463     1,270,832      839,049
                                             ===========   ===========   ===========   ===========   ===========   ==========
Cost of shares acquired....................  $11,127,019   $ 7,427,218   $ 6,055,847   $20,460,713   $ 9,229,879   $6,786,632
                                             ===========   ===========   ===========   ===========   ===========   ==========
Cost of shares redeemed....................  $ 4,653,515   $ 1,619,163   $ 1,154,715   $ 9,772,188   $   946,549   $  774,233
                                             ===========   ===========   ===========   ===========   ===========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                   VARIABLE INSURANCE PRODUCTS FUND II
-----------------------------------------------------------------------------------------------------------------------------
                                                    ASSET MANAGER PORTFOLIO                     INDEX 500 PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                               1998          1997          1996          1998          1997          1996
-----------------------------------------------------------------------------------------------------------------------------
Shares purchased..........................      373,976       380,899       313,935       299,337       318,609       200,784
Shares received from reinvestment of:
  Dividends...............................       83,022        72,745        65,522         7,854         3,902         1,531
  Capital gain distributions..............      249,065       182,481        54,028        18,191         7,916         3,938
                                            -----------   -----------   -----------   -----------   -----------   -----------
Total shares acquired.....................      706,063       636,125       433,485       325,382       330,427       206,253
Total shares redeemed.....................     (284,282)     (168,401)     (277,449)      (29,458)      (19,452)       (5,225)
                                            -----------   -----------   -----------   -----------   -----------   -----------
Net increase in shares owned..............      421,781       467,724       156,036       295,924       310,975       201,028
Shares owned, beginning of year...........    2,340,958     1,873,234     1,717,198       629,993       319,018       117,990
                                            -----------   -----------   -----------   -----------   -----------   -----------
Shares owned, end of year.................    2,762,739     2,340,958     1,873,234       925,917       629,993       319,018
                                            ===========   ===========   ===========   ===========   ===========   ===========
Cost of shares acquired...................  $11,719,512   $10,391,586   $ 6,753,590   $40,378,866   $33,442,553   $16,732,487
                                            ===========   ===========   ===========   ===========   ===========   ===========
Cost of shares redeemed...................  $ 3,982,108   $ 2,437,871   $ 4,265,120   $ 1,717,308   $ 1,092,364   $   285,519
                                            ===========   ===========   ===========   ===========   ===========   ===========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                   VARIABLE INSURANCE PRODUCTS FUND II
-----------------------------------------------------------------------------------------------------------------------------
                                                 INVESTMENT GRADE BOND PORTFOLIO                CONTRAFUND PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                1998          1997          1996          1998          1997          1996
-----------------------------------------------------------------------------------------------------------------------------
Shares purchased...........................      606,534       322,755       260,720       989,278       947,917      378,323
Shares received from reinvestment of:
  Dividends................................       33,206        26,504        10,256         9,587         3,925
  Capital gain distributions...............        3,939                                    70,531        10,374
                                             -----------   -----------   -----------   -----------   -----------   ----------
Total shares acquired......................      643,679       349,259       270,976     1,069,396       962,216      378,323
Total shares redeemed......................     (192,971)     (128,693)      (50,765)     (455,390)      (60,207)      (4,932)
                                             -----------   -----------   -----------   -----------   -----------   ----------
Net increase in shares owned...............      450,708       220,566       220,211       614,006       902,009      373,391
Shares owned, beginning of year............      628,816       408,250       188,039     1,275,400       373,391
                                             -----------   -----------   -----------   -----------   -----------   ----------
Shares owned, end of year..................    1,079,524       628,816       408,250     1,889,406     1,275,400      373,391
                                             ===========   ===========   ===========   ===========   ===========   ==========
Cost of shares acquired....................  $ 8,081,053   $ 4,160,380   $ 3,229,467   $22,565,565   $17,279,465   $5,779,392
                                             ===========   ===========   ===========   ===========   ===========   ==========
Cost of shares redeemed....................  $ 2,275,223   $ 1,505,536   $   560,842   $ 7,227,546   $   886,624   $   73,354
                                             ===========   ===========   ===========   ===========   ===========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                 NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST
-----------------------------------------------------------------------------------------------------------------------------
                                                          BALANCED PORTFOLIO                      GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                    1998         1997         1996         1998          1997         1996
-----------------------------------------------------------------------------------------------------------------------------
Shares purchased...............................     106,914      110,201      108,736       183,659      184,992      263,886
Shares received from reinvestment of:
  Dividends....................................      10,322        4,936        5,238                                     180
  Capital gain distributions...................      72,502       12,668       29,133       294,737       60,028       42,178
                                                 ----------   ----------   ----------   -----------   ----------   ----------
Total shares acquired..........................     189,738      127,805      143,107       478,396      245,020      306,244
Total shares redeemed..........................     (89,445)     (59,986)     (36,401)     (153,725)     (83,282)     (55,459)
                                                 ----------   ----------   ----------   -----------   ----------   ----------
Net increase in shares owned...................     100,293       67,819      106,706       324,671      161,738      250,785
Shares owned, beginning of year................     358,504      290,685      183,979       823,211      661,473      410,688
                                                 ----------   ----------   ----------   -----------   ----------   ----------
Shares owned, end of year......................     458,797      358,504      290,685     1,147,882      823,211      661,473
                                                 ==========   ==========   ==========   ===========   ==========   ==========
Cost of shares acquired........................  $2,887,584   $2,121,797   $2,241,958   $11,825,496   $6,796,267   $7,625,308
                                                 ==========   ==========   ==========   ===========   ==========   ==========
Cost of shares redeemed........................  $1,454,826   $  892,244   $  570,955   $ 3,380,295   $1,702,941   $1,295,598
                                                 ==========   ==========   ==========   ===========   ==========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                         NEUBERGER & BERMAN ADVISERS
                                                                              MANAGEMENT TRUST
---------------------------------------------------------------------------------------------------------------
                                                                                                      PARTNERS
                                                                LIMITED MATURITY BOND PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------------------------------
                                                                 1998         1997         1996         1998
---------------------------------------------------------------------------------------------------------------
Shares purchased............................................     196,637      132,180      116,412       93,527
Shares received from reinvestment of:
  Dividends.................................................      20,732       11,526        8,274
  Capital gain distributions................................
                                                              ----------   ----------   ----------   ----------
Total shares acquired.......................................     217,369      143,706      124,686       93,527
Total shares redeemed.......................................     (40,024)     (23,837)     (20,824)      (2,590)
                                                              ----------   ----------   ----------   ----------
Net increase in shares owned................................     177,345      119,869      103,862       90,937
Shares owned, beginning of year.............................     299,078      179,209       75,347
                                                              ----------   ----------   ----------   ----------
Shares owned, end of year...................................     476,423      299,078      179,209       90,937
                                                              ==========   ==========   ==========   ==========
Cost of shares acquired.....................................  $2,970,710   $1,969,915   $1,724,884   $1,710,978
                                                              ==========   ==========   ==========   ==========
Cost of shares redeemed.....................................  $  579,633   $  332,448   $  289,820   $   52,221
                                                              ==========   ==========   ==========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                        AMERICAN CENTURY
                                                                   VARIABLE PORTFOLIOS, INC.
--------------------------------------------------------------------------------------------------
                                                                      AMERICAN CENTURY VP
                                                                 CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------------------------
                                                                 1998         1997         1996
--------------------------------------------------------------------------------------------------
Shares purchased............................................     160,212      251,935      384,291
Shares received from reinvestment of:
  Dividends.................................................
  Capital gain distributions................................      43,966       19,341       68,178
                                                              ----------   ----------   ----------
Total shares acquired.......................................     204,178      271,276      452,469
Total shares redeemed.......................................    (235,219)    (190,232)     (80,668)
                                                              ----------   ----------   ----------
Net increase (decrease) in shares owned.....................     (31,041)      81,044      371,801
Shares owned, beginning of year.............................     871,323      790,279      418,478
                                                              ----------   ----------   ----------
Shares owned, end of year...................................     840,282      871,323      790,279
                                                              ==========   ==========   ==========
Cost of shares acquired.....................................  $1,849,729   $2,680,991   $4,986,969
                                                              ==========   ==========   ==========
Cost of shares redeemed.....................................  $2,827,750   $1,948,006   $  723,514
                                                              ==========   ==========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                       VAN ECK WORLDWIDE INSURANCE TRUST
-----------------------------------------------------------------------------------------------------------------------------
                                                         VAN ECK WORLDWIDE BOND                   VAN ECK WORLDWIDE
                                                               PORTFOLIO                        HARD ASSETS PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                     1998         1997         1996         1998         1997         1996
-----------------------------------------------------------------------------------------------------------------------------
Shares purchased................................     114,810      127,829      140,460       72,525       87,194       54,502
Shares received from reinvestment of:
  Dividends.....................................       3,695        9,965        6,267        1,263        2,862          749
  Capital gain distributions....................                                             31,009        2,113          735
                                                  ----------   ----------   ----------   ----------   ----------   ----------
Total shares acquired...........................     118,505      137,794      146,727      104,797       92,169       55,986
Total shares redeemed...........................     (52,072)     (23,040)     (25,888)     (56,902)     (20,277)     (13,461)
                                                  ----------   ----------   ----------   ----------   ----------   ----------
Net increase in shares owned....................      66,433      114,754      120,839       47,895       71,892       42,525
Shares owned, beginning of year.................     398,283      283,529      162,690      176,919      105,027       62,502
                                                  ----------   ----------   ----------   ----------   ----------   ----------
Shares owned, end of year.......................     464,716      398,283      283,529      224,814      176,919      105,027
                                                  ==========   ==========   ==========   ==========   ==========   ==========
Cost of shares acquired.........................  $1,366,886   $1,474,137   $1,593,168   $1,248,274   $1,503,036   $  909,495
                                                  ==========   ==========   ==========   ==========   ==========   ==========
Cost of shares redeemed.........................  $  566,340   $  235,174   $  258,769   $  856,258   $  259,438   $  176,559
                                                  ==========   ==========   ==========   ==========   ==========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                      VAN ECK WORLDWIDE INSURANCE TRUST
---------------------------------------------------------------------------------------------------------------
                                                                                                      VAN ECK
                                                                                                     WORLDWIDE
                                                                                                        REAL
                                                                       VAN ECK WORLDWIDE               ESTATE
                                                                   EMERGING MARKETS PORTFOLIO        PORTFOLIO
---------------------------------------------------------------------------------------------------------------
                                                                 1998         1997         1996         1998
---------------------------------------------------------------------------------------------------------------
Shares purchased............................................     398,543      465,094      177,883       51,119
Shares received from reinvestment of:
  Dividends.................................................       5,568          702           19
  Capital gain distributions................................       4,949
                                                              ----------   ----------   ----------   ----------
Total shares acquired.......................................     409,060      465,796      177,902       51,119
Total shares redeemed.......................................    (112,168)     (64,711)        (450)      (4,795)
                                                              ----------   ----------   ----------   ----------
Net increase in shares owned................................     296,892      401,085      177,452       46,324
Shares owned, beginning of year.............................     578,537      177,452
                                                              ----------   ----------   ----------   ----------
Shares owned, end of year...................................     875,429      578,537      177,452       46,324
                                                              ==========   ==========   ==========   ==========
Cost of shares acquired.....................................  $3,443,133   $6,428,901   $2,130,602   $  507,425
                                                              ==========   ==========   ==========   ==========
Cost of shares redeemed.....................................  $1,365,297   $  753,212   $    4,929   $   53,072
                                                              ==========   ==========   ==========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                       ALGER AMERICAN FUND
----------------------------------------------------------------------------------------------------
                                                                       ALGER AMERICAN SMALL
                                                                     CAPITALIZATION PORTFOLIO
----------------------------------------------------------------------------------------------------
                                                                 1998          1997          1996
----------------------------------------------------------------------------------------------------
Shares purchased............................................      259,859       241,101      207,020
Shares received from reinvestment of:
  Dividends.................................................                                       2
  Capital gain distributions................................       72,842        12,008
                                                              -----------   -----------   ----------
Total shares acquired.......................................      332,701       253,109      207,022
Total shares redeemed.......................................     (101,464)      (19,603)     (12,349)
                                                              -----------   -----------   ----------
Net increase in shares owned................................      231,237       233,506      194,673
Shares owned, beginning of year.............................      428,179       194,673
                                                              -----------   -----------   ----------
Shares owned, end of year...................................      659,416       428,179      194,673
                                                              ===========   ===========   ==========
Cost of shares acquired.....................................  $13,629,293   $10,432,636   $8,338,053
                                                              ===========   ===========   ==========
Cost of shares redeemed.....................................  $ 3,941,412   $   815,858   $  546,992
                                                              ===========   ===========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

4. RELATED PARTY TRANSACTIONS
     Provident Mutual makes certain deductions from premiums before amounts are allocated to each Separate Account selected by the policyholder. The deductions may include (1) administrative charges, (2) state premium taxes, (3) premium processing charges, (4) premiums for supplementary benefits, (5) premiums for extra mortality risks, (6) sales charges, (7) premiums for optional benefits,
(8) a risk charge for the guaranteed minimum death benefit, and (9) Federal tax charges. Premiums adjusted for these deductions are recorded as net premiums in the statement of changes in net assets. See original policy documents for specific charges assessed.

     In addition to the aforementioned charges, each Separate Account is charged for mortality and expense risks assumed by Provident Mutual. The annual rates charged to cover these risks are:

     For scheduled premium and single premium policies -- currently 0.35% of the net assets held for the benefit of policyholders.

     For modified premium policies -- currently 0.60% of the net assets held for the benefit of policyholders.

     For flexible premium adjustable policies ("OptionsPlus") -- currently 0.75% of the net assets held for the benefit of policyholders, guaranteed not to exceed 0.90%.

     For flexible premium adjustable survivorship policies ("Survivor OptionsPlus") -- currently 0.60% of the net assets held for the benefit of policyholders, guaranteed not to exceed 0.90%.

     For flexible premium adjustable policies (other than "OptionsPlus") -- currently 0.75% of the net assets held for the benefit of policyholders.

     Each Separate Account is also charged by Provident Mutual for the cost of insurance protection. For single premium policies, the charge is accrued daily and deducted annually from the amount invested. For scheduled premium, modified premium and flexible premium adjustable policies, the charge is deducted monthly. The amount of the charge is computed based upon the amount of insurance provided during the year and the insured's attained age. Depending upon the type of policy, additional monthly deductions may be made for (1) administrative charges, (2) minimum death benefit charges, (3) first year policy charges and
(4) supplementary charges. See original policy documents for additional monthly charges. These charges are included in the statements of changes in net assets.

     The Policies provide for an initial free-look period. If a policy is cancelled within certain time constraints, the policyholder will receive a refund equal to the policy account value plus certain deductions made under the policy. Where state law requires a minimum refund equal to gross premiums paid, the refund will instead equal the gross premiums paid on the policy and will not reflect investment experience.

     If a single premium or modified premium policy is surrendered within the first nine policy years, a contingent deferred sales load charge and/or contingent deferred administrative charge are assessed. These same charges are assessed if a flexible premium adjustable policy is surrendered within the first ten policy years. These charges are assessed if a flexible premium adjustable survivorship policy is surrendered before the fifteenth policy year (twelfth policy year for New York policies). These charges are recorded as administrative charges in the statements of changes in net assets.

     For scheduled premium and single premium policies, Provident Mutual has agreed to make a daily adjustment to the net rate of return of the Growth, Money Market and Bond Separate Accounts to offset completely all Market Street Fund, Inc. expenses charged to the portfolios in which the Separate Accounts

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

4. RELATED PARTY TRANSACTIONS, CONTINUED invest, except for (1) all brokers' commissions, (2) transfer taxes, investment advisory fees and other fees and expenses for services relating to purchases and sales of portfolio investments, and (3) income tax liabilities. The total amounts reimbursed for the Growth, Money Market and Bond Separate Accounts for the years ended December 31, 1998, 1997 and 1996 were as follows:

                                                                             MONEY
                                                                 GROWTH      MARKET       BOND
                                                                SEPARATE    SEPARATE    SEPARATE
                                                                ACCOUNT     ACCOUNT     ACCOUNT
                                                                --------    --------    --------
Year ending December 31,
     1998...................................................     $4,864         --       $1,300
     1997...................................................     $3,041        $40       $1,390
     1996...................................................     $3,491       $146       $1,087

     These amounts are shown as an operating expense reimbursement reducing total expenses in the statements of operations.

     Provident Mutual makes a daily asset charge against the assets of the Zero Coupon Bond Separate Account. The charge is to reimburse Provident Mutual for the transaction charge paid directly by Provident Mutual to MLPFS on the sale of the Zero Coupon Trust units to the Zero Coupon Bond Separate Account. Provident Mutual pays these amounts from General Account assets. The amount of the asset charge currently is equivalent to an effective annual rate of .25% of the average daily net assets of each Subaccount. This amount may be increased in the future, but in no event will it exceed an effective annual rate of .50%. The charge will be cost based (taking into account the loss of interest) with no anticipated element of profit for Provident Mutual.

                                PROVIDENT MUTUAL
                             LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

              REPORT ON AUDIT OF CONSOLIDATED FINANCIAL STATEMENTS
               FOR THE YEARS ENDED DECEMBER 31, 1998, 1997, 1996

                        INDEPENDENT ACCOUNTANTS' REPORT

To the Board of Directors of
Provident Mutual Life Insurance Company:

     In our opinion, the accompanying consolidated statements of financial condition and the related consolidated statements of operations, equity, and cash flows present fairly, in all material respects, the financial position of Provident Mutual Life Insurance Company and Subsidiaries, at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Philadelphia, Pennsylvania
February 5, 1999

            PROVIDENT MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                                 (IN THOUSANDS)

                                                                    DECEMBER 31,
                                                              ------------------------
                                                                 1998          1997
                                                              ----------    ----------
ASSETS
Investments:
  Fixed maturities:
     Available for sale, at market (cost:
      1998 -- $2,924,713; 1997 -- $2,647,954)...............  $3,030,942    $2,758,069
     Held to maturity, at amortized cost (market:
      1998 -- $405,108; 1997 -- $455,776)...................     379,184       436,181
  Equity securities, at market (cost: 1998 -- $30,317;
     1997 -- $22,706).......................................      29,420        23,818
  Mortgage loans............................................     641,568       663,285
  Real estate...............................................      39,468        52,543
  Policy loans and premium notes............................     362,381       358,670
  Other invested assets.....................................       9,428        14,546
  Short-term investments....................................      96,141        18,519
                                                              ----------    ----------
          Total investments.................................   4,588,532     4,325,631
Cash........................................................      14,424        17,985
Premiums due................................................      11,754        12,960
Investment income due and accrued...........................      75,729        73,997
Deferred policy acquisition costs...........................     705,183       629,635
Reinsurance recoverable.....................................     152,831       499,488
Separate account assets.....................................   3,115,352     2,284,118
Other assets................................................      73,716        77,059
                                                              ----------    ----------
          Total Assets......................................  $8,737,521    $7,920,873
                                                              ==========    ==========
LIABILITIES
Policy liabilities:
  Future policyholder benefits..............................  $4,243,117    $4,344,591
  Policyholder funds........................................     146,948       146,871
  Policyholder dividends payable............................      33,428        33,258
  Other policy obligations..................................      18,321        16,638
                                                              ----------    ----------
          Total policy liabilities..........................   4,441,814     4,541,358
Expenses payable............................................      29,670        23,775
Taxes payable...............................................       6,308         5,856
Federal income taxes payable:
  Current...................................................      30,721        39,114
  Deferred..................................................      57,790        64,216
Separate account liabilities................................   3,088,933     2,279,124
Other liabilities...........................................     147,162       123,148
                                                              ----------    ----------
          Total liabilities.................................   7,802,398     7,076,591
                                                              ----------    ----------
COMMITMENTS AND CONTINGENCIES NOTE 9
EQUITY
Retained earnings...........................................     901,158       813,618
Accumulated other comprehensive income:
  Net unrealized appreciation on securities.................      33,965        30,664
                                                              ----------    ----------
          Total equity......................................     935,123       844,282
                                                              ----------    ----------
          Total Liabilities and Equity......................  $8,737,521    $7,920,873
                                                              ==========    ==========

          See accompanying notes to consolidated financial statements.

            PROVIDENT MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                                 (IN THOUSANDS)

                                                                 YEARS ENDED DECEMBER 31,
                                                             --------------------------------
                                                               1998        1997        1996
                                                             --------    --------    --------
REVENUES
Premiums...................................................  $206,376    $220,952    $235,615
Policy and contract charges................................   126,282     106,449      73,873
Net investment income......................................   352,690     331,524     333,938
Other income...............................................    55,596      47,520      43,839
Net realized gains on investments..........................     6,780       2,360       7,873
                                                             --------    --------    --------
          Total revenues...................................   747,724     708,805     695,138
                                                             --------    --------    --------
BENEFITS AND EXPENSES
Policy and contract benefits...............................   226,802     234,117     241,042
Change in future policyholder benefits.....................   138,001     122,463     130,147
Operating expenses.........................................    82,290      82,310      94,786
Amortization of deferred policy acquisition costs..........    72,926      73,582      56,092
Policyholder dividends.....................................    65,648      65,736      65,184
Noninsurance commissions and expenses......................    35,649      24,962      20,520
                                                             --------    --------    --------
          Total benefits and expenses......................   621,316     603,170     607,771
                                                             --------    --------    --------
          Income before income taxes.......................   126,408     105,635      87,367
                                                             --------    --------    --------
Income tax expense (benefit):
  Current..................................................    46,953      35,971      (6,613)
  Deferred.................................................    (8,085)      2,613      12,441
                                                             --------    --------    --------
          Total income tax expense.........................    38,868      38,584       5,828
                                                             --------    --------    --------
          Net Income.......................................  $ 87,540    $ 67,051    $ 81,539
                                                             ========    ========    ========

          See accompanying notes to consolidated financial statements.

            PROVIDENT MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF EQUITY
                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
                                 (IN THOUSANDS)

                                                                             NET
                                                                         UNREALIZED
                                                            RETAINED    APPRECIATION      TOTAL
                                                            EARNINGS    ON SECURITIES     EQUITY
                                                            --------    -------------    --------
BALANCE AT JANUARY 1, 1996................................  $665,028       $30,301       $695,329
                                                                                         --------
Comprehensive income
  Net income..............................................    81,539            --         81,539
  Other comprehensive income, net of tax:
     Change in unrealized appreciation....................        --       (19,591)       (19,591)
                                                                                         --------
Total comprehensive income................................                                 61,948
                                                            --------       -------       --------
BALANCE AT DECEMBER 31, 1996..............................   746,567        10,710        757,277
                                                                                         --------
Comprehensive income
  Net income..............................................    67,051            --         67,051
  Other comprehensive income, net of tax:
     Change in unrealized appreciation....................        --        19,954         19,954
                                                                                         --------
Total comprehensive income................................                                 87,005
                                                            --------       -------       --------
BALANCE AT DECEMBER 31, 1997..............................   813,618        30,664        844,282
                                                                                         --------
Comprehensive income
  Net income..............................................    87,540            --         87,540
  Other comprehensive income, net of tax:
     Change in unrealized appreciation....................        --         3,301          3,301
                                                                                         --------
Total comprehensive income................................                                 90,841
                                                            --------       -------       --------
BALANCE AT DECEMBER 31, 1998..............................  $901,158       $33,965       $935,123
                                                            ========       =======       ========

          See accompanying notes to consolidated financial statements.

            PROVIDENT MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)

                                                                    YEARS ENDED DECEMBER 31,
                                                              -------------------------------------
                                                                 1998          1997         1996
                                                              -----------    ---------    ---------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..................................................  $    87,540    $  67,051    $  81,539
Adjustments to reconcile net income to net cash provided by
  operating activities:
  Interest credited to variable universal life and
    investment products.....................................      124,693      108,773      117,038
  Amortization of deferred policy acquisition costs.........       72,926       73,582       56,092
  Capitalization of deferred policy acquisition costs.......     (140,052)    (127,593)    (119,031)
  Deferred Federal income taxes.............................       (8,085)       2,613       12,441
  Depreciation, amortization and accretion..................         (701)       4,309        5,292
  Net realized gains on investments.........................       (6,780)      (2,360)      (7,873)
  Change in investment income due and accrued...............       (1,732)         215          991
  Change in premiums due....................................        1,206          146        2,757
  Change in reinsurance recoverable.........................      346,657       30,838       14,173
  Change in policy liabilities and other policyholder
    funds...................................................     (342,412)     (44,638)     (18,335)
  Change in other liabilities...............................       24,014        5,093        8,899
  Change in current Federal income taxes payable............       (8,393)       3,786      (43,161)
  Other, net................................................        4,262       (7,770)     (13,785)
                                                              -----------    ---------    ---------
    Net cash provided by operating activities...............      153,143      114,045       97,037
                                                              -----------    ---------    ---------
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales of investments:
  Available for sale securities.............................      290,037      370,224      285,514
  Held to maturity securities...............................        4,806           --           --
  Equity securities.........................................       27,543        8,288        8,147
  Real estate...............................................       27,740       17,347       21,902
  Other invested assets.....................................       25,080        7,424        6,078
Proceeds from maturities of investments:
  Available for sale securities.............................      348,101      207,455      165,980
  Held to maturity securities...............................       76,483       96,045      109,582
  Mortgage loans............................................      121,076       99,673      124,190
Purchases of investments:
  Available for sale securities.............................     (922,201)    (705,348)    (533,650)
  Held to maturity securities...............................      (23,624)     (21,721)     (76,730)
  Equity securities.........................................      (32,339)      (7,052)      (2,966)
  Mortgage loans............................................     (107,728)     (54,659)     (94,254)
  Real estate...............................................         (856)      (1,823)     (11,449)
  Other invested assets.....................................      (11,342)      (1,807)        (127)
Contributions of separate account seed money................      (20,826)          --         (601)
Withdrawals of separate account seed money..................        1,954           29        6,586
Policy loans and premium notes, net.........................       (3,711)        (148)       7,580
Net (purchases) sales of short-term investments.............      (77,622)      41,888       35,983
                                                              -----------    ---------    ---------
    Net cash (used in) provided by investing activities.....     (277,429)      55,815       51,765
                                                              -----------    ---------    ---------
CASH FLOWS FROM FINANCING ACTIVITIES
Variable universal life and investment product deposits.....    1,228,552      836,694      668,437
Variable universal life and investment product
  withdrawals...............................................   (1,107,827)    (994,120)    (814,559)
                                                              -----------    ---------    ---------
    Net cash provided by (used in) financing activities.....      120,725     (157,426)    (146,122)
                                                              -----------    ---------    ---------
    Net change in cash......................................       (3,561)      12,434        2,680
Cash, beginning of year.....................................       17,985        5,551        2,871
                                                              -----------    ---------    ---------
Cash, end of year...........................................  $    14,424    $  17,985    $   5,551
                                                              ===========    =========    =========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
  Cash paid during the year for income taxes................  $    54,863    $  31,805    $  36,329
                                                              ===========    =========    =========
  Foreclosure of mortgage loans.............................  $     8,848    $   1,744    $   7,665
                                                              ===========    =========    =========

          See accompanying notes to consolidated financial statements.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

     Provident Mutual Life Insurance Company (Provident Mutual) is organized as a mutual life insurance company.

     Provident Mutual's wholly-owned subsidiaries are Providentmutual Life and Annuity Company of America (PLACA), Provident Mutual International Life Insurance Company (PMILIC) and Providentmutual Holding Company (PHC) and, in aggregate, are defined as the "Company."

     On October 13, 1998, the Board of Directors of Provident Mutual unanimously approved and adopted a Plan of Conversion (Plan) to reorganize Provident Mutual Life Insurance Company, utilizing a mutual holding company structure. The Plan amended and replaced the proposed plan of conversion adopted January 5, 1998. The Plan would result in Provident Mutual converting to a stock life insurance company and being renamed Provfirst America Life Insurance Company (Provfirst America). Provfirst America will have a newly created parent company, Provfirst America Corporation, a stock holding company. Additionally, Provfirst America Corporation will have a newly created parent company, Provident Mutual Holding Company, a mutual holding company. PLACA will be renamed Provfirst America Life and Annuity Company. PMILIC will be renamed Provfirst America International Life Insurance Company. PHC will be renamed Provfirst America Holding Company.

     The Insurance Department of the Commonwealth of Pennsylvania reviewed the Plan and rendered its Decision and Order approving the Plan, subject to certain conditions, on November 6, 1998.

     The Plan requires the approval of at least two-thirds of the votes cast by voting policyholders. A Special Meeting of policyholders to consider and vote upon the Plan has been scheduled for February 9, 1999.

     The Company sells individual variable and traditional life insurance products and a variety of individual and group annuity products and maintains a block of direct response-marketed life and health insurance products. The Company distributes its products through a variety of distribution channels, principally career agents, personal producing general agents and brokers. The Company is licensed to operate in 50 states, which are responsible for product regulation. Sales in 12 states accounted for 79% of the Company's sales for the year ended December 31, 1998. For many of the life and annuity products, the insurance departments of the states in which the Company conducts business must approve products and policy forms in advance of sales. In addition, benefits are regulated by statutes and regulations in each of these states.

     PLACA specializes primarily in the development and sale of various annuity products and sells certain variable and traditional life products, also sold by Provident Mutual, through a personal producing general agency sales force.

     PMILIC's business consists of life insurance assumed from Provident Mutual.

     PHC is a downstream holding company whose major subsidiary is Sigma American Corporation (Sigma). Sigma is a general partner in a joint venture that provides investment advisory, mutual fund distribution, trust and administrative services to a group of mutual funds and other parties.

BASIS OF PRESENTATION

     The consolidated financial statements include the accounts of Provident Mutual and its wholly-owned subsidiaries. Intercompany transactions have been eliminated. The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles (GAAP). Certain prior year amounts have been reclassified to conform with the current year presentation.

     The Company prepares financial statements for filing with regulatory authorities in conformity with the accounting practices prescribed or permitted by the Insurance Departments of the Commonwealth of Pennsylvania and the State of Delaware (SAP). Practices under SAP vary from GAAP primarily with respect to the initial deferral of acquisition costs, the accounting for deferred taxes, the accrual of postretirement benefits, the elimination of the statutory asset valuation reserve and the establishment of investment valuation allowances.

     Statutory net income was $74.8 million, $62.7 million and $39.9 million for the years ended December 31, 1998, 1997 and 1996, respectively. Statutory surplus was $382.4 million and $374.4 million as of December 31, 1998 and 1997, respectively. During 1998, the Company adopted the accounting requirements of the National Association of Insurance Commissioners' codification of statutory accounting principles. The effect of this reduced surplus by $46.8 million.

     The preparation of the accompanying consolidated financial statements required management to make estimates and assumptions that affect the reported values of assets and liabilities and the reported amounts of revenues and expenses. Actual results could differ from those estimates.

     The Company is subject to interest rate risk to the extent its investment portfolio cash flows are not matched to its insurance liabilities. Management believes it manages this risk through modeling of the cash flows under reasonable scenarios.

INVESTED ASSETS

     Fixed maturity securities (bonds) which may be sold are designated as "available for sale" and are reported at market value. Unrealized appreciation/depreciation on these securities is recorded directly in equity, net of related Federal income taxes and amortization of deferred acquisition costs. Fixed maturity securities that the Company has the intent and ability to hold to maturity are designated as "held to maturity" and are reported at amortized cost.

     Equity securities (common and preferred stocks) are reported at market value. Unrealized appreciation/depreciation on these securities is recorded directly in equity, net of related Federal income taxes and amortization of deferred acquisition costs.

     Fixed maturity and equity securities that have experienced an other than temporary decline in value are written down to fair value by a charge to realized losses. This fair value becomes the new cost basis of the particular security.

     Mortgage loans are carried at unpaid principal balances, less impairment reserves. For mortgage loans considered impaired, a specific reserve is established. A general reserve is also established for probable losses arising from the portfolio but not attributable to specific loans. Mortgage loans are considered impaired when it is probable that the Company will be unable to collect amounts due according to the contractual terms of the loan agreement. Upon impairment, a reserve is established for the difference between the unpaid principal of the mortgage loan and its fair value. Fair value is based on either the present value of expected future cash flows discounted at the mortgage loan's effective interest rate or the fair value of the underlying collateral. Changes in the reserve are charged to realized capital losses. Reserves totaled $10.7 million and $13.1 million at December 31, 1998 and 1997, respectively.

     Policy loans are reported at unpaid principal balances.

     Real estate occupied by the Company is carried at cost less accumulated depreciation. Foreclosed real estate is carried at the lower of cost or fair market value, less encumbrances and accumulated depreciation. The straight-line method of depreciation is used for all real estate.

     Other invested assets consist primarily of real estate joint ventures carried on the equity basis and limited partnerships carried at the lower of cost or fair market value. The Company receives preferred returns and interest on loans/capital advances made to the real estate joint ventures.

     Cash includes demand deposits and cash on hand.

     Short-term investments include money market funds, certificates of deposit and short-term investments whose maturities at the time of acquisition were one year or less. These investments are carried at amortized cost, which approximates market value.

     It is the Company's policy to use derivatives (exchange-traded or over-the-counter financial instruments whose value is based upon or derived from a specific underlying index or commodity) for the purpose of reducing exposure to interest rate fluctuations, but not for income generation or speculative purposes. Derivatives utilized by the Company are long and short positions on United States Treasury notes and bond futures and certain interest rate swaps.

     The net interest effect of futures transactions is settled on a daily basis. Cash paid or received is recorded daily, along with a receivable/payable, to settle the futures contract prior to the contract termination. The receivable/payable is carried until the contract is terminated and the remaining balance is included in either net investment income or realized gain or loss. Upon termination of a futures contract that is identified to a specific security, any gain or loss is deferred and amortized to net investment income over the expected remaining life of the hedged security. If the futures contract is not identified to a specific security, any gain or loss on termination is reported as a realized gain or loss.

     Interest rate swaps are settled on the contract date. Cash paid or received is reported as an adjustment to net investment income.

     In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities." This Statement requires that all derivatives be recorded at fair value in the statement of financial condition as either assets or liabilities. The accounting for changes in the fair value of a derivative depends on its intended use and its resulting designation. This Statement is effective for fiscal years beginning after June 15, 1999. The Company is currently reviewing this Statement and has not yet determined its impact on the consolidated financial statements.

     In December 1997, the American Institute of Certified Public Accountants issued Statement of Position No. 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments." The adoption of this statement, which is effective for fiscal years beginning after December 15, 1998, is not expected to have a material effect on the Company's consolidated financial statements.

BENEFIT RESERVES AND POLICYHOLDER CONTRACT DEPOSITS

Traditional Life Insurance Products

     Traditional life insurance products include those contracts with fixed and guaranteed premiums and benefits, and consist principally of whole life and term insurance policies, limited-payment life insurance policies and certain annuities with life contingencies. Most traditional life insurance policies are participating. In addition to guaranteeing benefits, they pay dividends, as declared annually by the Company based on experience.

     Reserves on traditional life insurance products are calculated by using the net level premium method. For participating traditional life insurance policies, reserve assumptions are based on mortality rates consistent with those underlying the cash values and investment rates consistent with the Company's dividend practices. For most policies, reserves are based on the 1958 or 1980 Commissioners' Standard Ordinary (CSO) mortality tables at interest rates ranging from 3.5% to 4.5%.

Variable Life and Investment-Type Products

     Variable life products include fixed premium variable life and flexible premium variable universal life. Investment-type products consist primarily of guaranteed investment contracts (GICs) and single premium and flexible premium annuity contracts.

     Benefit reserves and policyholder contract deposits on these products are determined following the retrospective deposit method and consist of policy values that accrue to the benefit of the policyholder, before deduction of surrender charges.

PREMIUMS, CHARGES AND BENEFITS

Traditional Life Insurance and Accident and Health Insurance Products

     Premiums for individual life policies are recognized when due; premiums for accident and health and all other policies are reported as earned proportionately over their policy terms.

     Benefit claims (including an estimated provision for claims incurred but not reported), benefit reserve changes, and expenses (except those deferred) are charged to income as incurred.

Variable Life and Investment-Type Products

     Revenues for variable life and investment-type products consist of policy charges for the cost of insurance, policy initiation, administration and surrenders during the period. Premiums received and the accumulated value portion of benefits paid are excluded from the amounts reported in the consolidated statements of operations. Expenses include interest credited to policy account balances and benefit payments made in excess of policy account balances. Many of these policies are variable life or variable annuity policies, in which investment performance credited to the account balance is based on the investment performance of separate accounts chosen by the policyholder. For other account balances, credited interest rates ranged from 3.47% to 9.07% in 1998.

Deferred Policy Acquisition Costs

     The costs that vary with and are directly related to the production of new business, have been deferred to the extent deemed recoverable. Such costs include commissions and certain costs of underwriting, policy issue and marketing.

     Deferred policy acquisition costs on traditional participating life insurance policies are amortized in proportion to the present value of expected gross margins. Gross margins include margins from mortality, investments and expenses, net of policyholder dividends. Expected gross margins are redetermined regularly, based on actual experience and current assumptions of mortality, persistency, expenses, and investment experience. The average investment yield, before realized capital gains and losses, in the calculation of expected gross margins was 8.25% for 1998, 8.0% for 1997 and 8.15% for 1996.

     Deferred policy acquisition costs for variable life and investment-type products are amortized in relation to the incidence of expected gross profits, including realized investment gains and losses, over the expected life of the policies.

     The costs deferred during 1998, 1997 and 1996 were $140.1 million, $127.6 million, and $119.0 million, respectively. Amortization of deferred policy acquisition costs was $72.9 million, $73.6 million and $56.1 million during 1998, 1997 and 1996, respectively.

CAPITAL GAINS AND LOSSES

     Realized capital gains and losses on sales of investments are based upon specific identification of the investments sold. A realized capital loss is recorded at the time a decline in the value of an investment is determined to be other than temporary.

POLICYHOLDER DIVIDENDS

     Annually, the Board of Directors declares the amount of dividends to be paid in the following calendar year. Dividends are earned by the policyholders ratably over the policy year. Dividends are included in the accompanying consolidated financial statements as a liability and as a charge to operations.

REINSURANCE

     Premiums, benefits and expenses are recorded net of experience refunds, reserve adjustments and amounts assumed from or ceded to reinsurers, including commission and expense allowances.

SEPARATE ACCOUNTS

     Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable life insurance policyholders, variable annuity contractholders and several of the Company's retirement plans.

     The contractholders/policyholders bear the investment risk on separate account assets except in instances where the Company guarantees a fixed return and on the Company's seed money. The separate account assets are carried at fair value.

     For guaranteed contracts, the separate account assets and liabilities are carried at historical cost. The guaranteed contracts are maintained in a separate account for statutory purposes. Due to the guaranteed return, this separate account is included in the general account assets and liabilities for GAAP purposes.

FEDERAL INCOME TAXES

     Deferred income tax assets and liabilities have been recorded for temporary differences between the reported amounts of assets and liabilities in the accompanying consolidated financial statements and those in the Company's income tax returns.

COMPREHENSIVE INCOME

     During 1998, the Company adopted SFAS No. 130, "Reporting Comprehensive Income". SFAS No. 130 establishes standards for the reporting and presentation of comprehensive income and its components.

     Comprehensive income encompasses all changes in equity, excluding transactions with owners, and includes net income and the change in unrealized appreciation/depreciation on securities. This new standard requires additional disclosures in the consolidated financial statements and does not affect results of operations or financial condition.

     The components of other comprehensive income are as follows (in millions):

                                                                      TAX
                                                     BEFORE TAX    (EXPENSE)    NET OF TAX
                                                       AMOUNT       BENEFIT       AMOUNT
                                                     ----------    ---------    ----------
YEAR ENDED DECEMBER 31, 1998:
  Unrealized appreciation (depreciation) on
     securities....................................    $ 11.9       $ (4.2)       $  7.7
  Less: reclassification adjustment for gains
     realized in net income........................      (6.8)         2.4          (4.4)
                                                       ------       ------        ------
  Net change in unrealized appreciation on
     securities....................................    $  5.1       $ (1.8)       $  3.3
                                                       ======       ======        ======
YEAR ENDED DECEMBER 31, 1997:
  Unrealized appreciation (depreciation) on
     securities....................................    $ 33.1       $(11.6)       $ 21.5
  Less: reclassification adjustment for gains
     realized in net income........................      (2.4)          .9          (1.5)
                                                       ------       ------        ------
  Net change in unrealized appreciation on
     securities....................................    $ 30.7       $(10.7)       $ 20.0
                                                       ======       ======        ======
YEAR ENDED DECEMBER 31, 1996:
  Unrealized appreciation (depreciation) on
     securities....................................    $(24.7)      $ 10.2        $(14.5)
  Less: reclassification adjustment for gains
     realized in net income........................      (7.9)         2.8          (5.1)
                                                       ------       ------        ------
  Net change in unrealized appreciation on
     securities....................................    $(32.6)      $ 13.0        $(19.6)
                                                       ======       ======        ======

2.  FAIR VALUE OF FINANCIAL INSTRUMENTS

     The following table presents the fair values and carrying values of the Company's financial instruments at December 31, 1998 and 1997 (in millions):

                                             DECEMBER 31, 1998       DECEMBER 31, 1997
                                            --------------------    --------------------
                                              FAIR      CARRYING      FAIR      CARRYING
                                             VALUE       VALUE       VALUE       VALUE
                                            --------    --------    --------    --------
ASSETS
Fixed maturities:
  Available for sale......................  $3,030.9    $3,030.9    $2,758.1    $2,758.1
  Held to maturity........................  $  405.1    $  379.2    $  455.8    $  436.2
Equity securities.........................  $   29.4    $   29.4    $   23.8    $   23.8
Mortgage loans............................  $  697.2    $  641.6    $  726.6    $  663.3

                                             DECEMBER 31, 1998       DECEMBER 31, 1997
                                            --------------------    --------------------
                                              FAIR      CARRYING      FAIR      CARRYING
                                             VALUE       VALUE       VALUE       VALUE
                                            --------    --------    --------    --------
LIABILITIES FOR INVESTMENT-TYPE INSURANCE
  CONTRACTS
Guaranteed interest contracts.............  $  178.6    $  172.3    $  240.7    $  234.3
Group annuities...........................  $1,596.4    $1,595.9    $1,345.8    $1,353.2
Supplementary contracts without life
  contingencies...........................  $   30.4    $   29.8    $   30.8    $   30.6
Individual annuities......................  $1,907.1    $1,961.8    $1,740.3    $1,799.6

     The underlying investment risk of the Company's variable life and variable annuity contracts is assumed by the policyholder. These reserve liabilities are primarily reported in the separate accounts. The liabilities in the separate accounts are recorded at amounts equal to the related assets at fair value.

     Fair values for the Company's insurance contracts other than investment-type contracts are not required to be disclosed under SFAS No. 107, "Disclosures about Fair Value of Financial Instruments." However, the estimated fair value and future cash flows of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. The estimated fair value of all assets without a corresponding revaluation of all liabilities associated with insurance contracts can be misinterpreted.

     The following notes summarize the major methods and assumptions used in estimating the fair values of financial instruments:

INVESTMENT SECURITIES

     Bonds, common stocks and preferred stocks are valued based upon quoted market prices, where available. If quoted market prices are not available, as in the case of private placements, fair values are based on quoted market prices of comparable instruments (see Note 3).

MORTGAGE LOANS

     Mortgage loans are valued using discounted cash flow analyses, using interest rates currently being offered for loans with similar terms to borrowers of similar credit quality. For mortgage loans classified as nonperforming, the fair value was set equal to the lesser of the unpaid principal balance or the market value of the underlying property.

POLICY LOANS

     Policy loans are issued with either fixed or variable interest rates, depending upon the terms of the policies. For those loans with fixed interest rates, the interest rates range from 5% to 8%. For loans with variable interest rates, the interest rates are primarily adjusted quarterly based upon changes in a corporate bond index. Future cash flows of policy loans are uncertain and difficult to predict. As a result, management deems it impractical to calculate the fair value of policy loans.

GUARANTEED INTEREST CONTRACTS

     The fair value of GIC liabilities is based upon discounted future cash flows. Contract account balances are accumulated to the maturity dates at the guaranteed rate of interest. Accumulated values are discounted using interest rates for which liabilities with similar durations could be sold. The statement value and fair value of the assets backing the guaranteed interest contract liabilities were $172.5 million and $175.9 million, respectively, at December 31, 1998 and $237.1 million and $240.9 million, respectively, at December 31, 1997.

GROUP ANNUITIES

     The fair value of group annuities is primarily based upon termination value, which is calculated by applying contractual market value adjustments to the account balances. For those contracts not subject to market value adjustments at termination, book value represents fair value.

INDIVIDUAL ANNUITIES AND SUPPLEMENTARY CONTRACTS

     The fair value of individual annuities and supplementary contracts without life contingencies is based primarily on surrender values. For those individual annuities and supplementary contracts that are not surrenderable, discounted future cash flows are used for calculating fair value.

POLICYHOLDER DIVIDENDS AND COUPON ACCUMULATIONS

     The policyholders' dividend and coupon accumulation liabilities will ultimately be settled in cash, applied toward the payment of premiums, or left on deposit with the Company at interest. Management deems it impractical to calculate the fair value of these liabilities due to valuation difficulties involving the uncertainties of final settlement.

3.  MARKETABLE SECURITIES

     The amortized cost, gross unrealized gains and losses and estimated fair value of investments in fixed maturity securities and equity securities as of December 31, 1998 and 1997 are as follows (in millions):

                                                                   DECEMBER 31, 1998
                                                   --------------------------------------------------
                                                                  GROSS         GROSS       ESTIMATED
                                                   AMORTIZED    UNREALIZED    UNREALIZED      FAIR
AVAILABLE FOR SALE                                   COST         GAINS         LOSSES        VALUE
------------------                                 ---------    ----------    ----------    ---------
U.S. Treasury securities and obligations of U.S.
  government corporations and agencies...........  $   41.7       $  1.7        $  --       $   43.4
Obligations of states and political
  subdivisions...................................      57.8          2.9           --           60.7
Debt securities issued by foreign governments....       1.0           .1           --            1.1
Corporate securities.............................   2,537.1        124.4         33.3        2,628.2
Mortgage-backed securities.......................     287.1         11.0           .6          297.5
                                                   --------       ------        -----       --------
Subtotal -- fixed maturities.....................   2,924.7        140.1         33.9        3,030.9
Equity securities................................      30.3          1.8          2.7           29.4
                                                   --------       ------        -----       --------
     Total.......................................  $2,955.0       $141.9        $36.6       $3,060.3
                                                   ========       ======        =====       ========

                                                                   DECEMBER 31, 1998
                                                   --------------------------------------------------
                                                                  GROSS         GROSS       ESTIMATED
                                                   AMORTIZED    UNREALIZED    UNREALIZED      FAIR
HELD TO MATURITY                                     COST         GAINS         LOSSES        VALUE
----------------                                   ---------    ----------    ----------    ---------
U.S. Treasury securities and obligations of U.S.
  government corporations and agencies...........   $ 16.7        $ 1.5         $  --        $ 18.2
Obligations of states and political
  subdivisions...................................      7.9           .7            .1           8.5
Debt securities issued by foreign governments....      6.2          1.0            --           7.2
Corporate securities.............................    339.6         22.4            .2         361.8
Mortgage-backed securities.......................      8.8           .6            --           9.4
                                                    ------        -----         -----        ------
     Total.......................................   $379.2        $26.2         $  .3        $405.1
                                                    ======        =====         =====        ======

                                                                   DECEMBER 31, 1997
                                                   --------------------------------------------------
                                                                  GROSS         GROSS       ESTIMATED
                                                   AMORTIZED    UNREALIZED    UNREALIZED      FAIR
AVAILABLE FOR SALE                                   COST         GAINS         LOSSES        VALUE
------------------                                 ---------    ----------    ----------    ---------
U.S. Treasury securities and obligations of U.S.
  government corporations and agencies...........  $   53.4       $  2.0        $  .1       $   55.3
Obligations of states and political
  subdivisions...................................      66.7          3.3           .2           69.8
Debt securities issued by foreign governments....       1.0           .1           --            1.1
Corporate securities.............................   2,257.1        104.2         10.8        2,350.5
Mortgage-backed securities.......................     269.8         11.7           .1          281.4
                                                   --------       ------        -----       --------
Subtotal -- fixed maturities.....................   2,648.0        121.3         11.2        2,758.1
Equity securities................................      22.7          4.8          3.7           23.8
                                                   --------       ------        -----       --------
     Total.......................................  $2,670.7       $126.1        $14.9       $2,781.9
                                                   ========       ======        =====       ========

                                                                   DECEMBER 31, 1997
                                                   --------------------------------------------------
                                                                  GROSS         GROSS       ESTIMATED
                                                   AMORTIZED    UNREALIZED    UNREALIZED      FAIR
HELD TO MATURITY                                     COST         GAINS         LOSSES        VALUE
----------------                                   ---------    ----------    ----------    ---------
U.S. Treasury securities and obligations of U.S.
  government corporations and agencies...........   $ 17.3        $ 1.1          $ --        $ 18.4
Obligations of states and political
  subdivisions...................................      9.1           .6            .1           9.6
Debt securities issued by foreign governments....      6.5           .8            --           7.3
Corporate securities.............................    393.9         19.1           2.5         410.5
Mortgage-backed securities.......................      9.4           .6            --          10.0
                                                    ------        -----          ----        ------
     Total.......................................   $436.2        $22.2          $2.6        $455.8
                                                    ======        =====          ====        ======

     The amortized cost and estimated fair value of fixed maturity securities at December 31, 1998, by contractual maturity, are as follows (in millions):

                            AMORTIZED   ESTIMATED
AVAILABLE FOR SALE            COST      FAIR VALUE
------------------          ---------   ----------
Due in one year or less...  $  145.1     $  146.6
Due after one year through
  five years..............     768.8        791.8
Due after five years
  through ten years.......     734.1        766.9
Due after ten years.......   1,276.7      1,325.6
                            --------     --------
     Total................  $2,924.7     $3,030.9
                            ========     ========

                            AMORTIZED   ESTIMATED
HELD TO MATURITY              COST      FAIR VALUE
----------------            ---------   ----------
Due in one year or less...   $ 10.2       $ 10.2
Due after one year through
  five years..............    109.1        113.6
Due after five years
  through ten years.......    156.3        168.7
Due after ten years.......    103.6        112.6
                             ------       ------
     Total................   $379.2       $405.1
                             ======       ======

     Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Mortgage-backed securities are included based on their contractual maturity.

     Realized gains (losses) on investments for the years ended December 31, 1998, 1997 and 1996 are summarized as follows (in millions):

                           1998    1997    1996
                           -----   -----   -----
Fixed maturities.........  $(9.2)  $ 7.9   $ 6.0
Equity securities........    2.8    (3.8)     .3
Mortgage loans...........     .7     1.1    (1.4)
Real estate..............    6.6    (2.2)    2.8
Policy loans and premium
  notes..................     --      --      .9
Other invested assets....    8.9     (.6)    (.7)
Other assets.............   (3.0)     --      --
                           -----   -----   -----
     Total...............  $ 6.8   $ 2.4   $ 7.9
                           =====   =====   =====

     During 1998, the Company sold held to maturity securities with an amortized cost of $5.6 million, resulting in a realized loss of $.8 million.

The securities were sold in response to significant deterioration in the creditworthiness of the issuers.

     Net unrealized appreciation on available for sale securities as of December 31, 1998 and 1997 is summarized as follows (in millions):

                                 1998     1997
                                ------   ------
Net unrealized appreciation
  before adjustments for the
  following:..................  $105.3   $111.2
  Amortization of deferred
     policy acquisition
     costs....................   (53.0)   (64.0)
  Deferred Federal income
     taxes....................   (18.3)   (16.5)
                                ------   ------
Net unrealized appreciation...  $ 34.0   $ 30.7
                                ======   ======

     Net investment income, by type of investment, is as follows for the years ending December 31, 1998, 1997 and 1996 (in millions):

                         1998     1997     1996
                        ------   ------   ------
Gross investment
  income:
Fixed maturities:
  Available for
     sale.............  $225.2   $201.2   $193.5
  Held to maturity....    34.4     39.6     45.1
Equity securities.....      .5       .8      1.2
Mortgage loans........    59.1     62.9     69.0
Real estate...........     6.6     10.7     11.4
Policy loans and
  premium notes.......    24.2     23.4     23.4
Other invested
  assets..............    15.3      8.0      5.5
Short-term
  investments.........     3.3      2.5      3.8
Other, net............      --      (.2)      .5
                        ------   ------   ------
                         368.6    348.9    353.4
Less investment
  expenses............   (15.9)   (17.4)   (19.5)
                        ------   ------   ------
Net investment
  income..............  $352.7   $331.5   $333.9
                        ======   ======   ======

     On May 13, 1998, the Company purchased two structured notes at par value totaling $55 million for settlement on June 2, 1998. The notes were acquired from separate unaffiliated issuers and were categorized as available for sale. The notes carried opposite interest rate characteristics and were reset on June 29, 1998 as a result of the 10-year USD swap rate being less than the trigger rate of 6.14%. The notes were accounted for as separate notes in accordance with the provisions of FASB Emerging Issues Task Force (EITF) Issue No. 96-12, "Recognition of Interest Income and Balance Sheet Classification of Structured Notes".

     The note with a par value of $32 million and a stated coupon rate of 5.777% was reset to a coupon rate of 11.554%. Interest earned on this note during 1998 was $.1 million for 27 days at 5.777% and $1.9 million for 185 days at 11.554%.

     A note with a par value of $23 million and a stated coupon rate of 5.878% was reset to a coupon rate of 0% and was sold on June 29, 1998 at a loss of $10.6 million. Interest earned on this note during 1998 was $.1 million for 27 days at 5.878%.

     The unrealized gain on the remaining note is $10.1 million at December 31, 1998.

     In November 1998, the EITF released Issue No. 98-15, "Structured Notes Acquired for a Specified Investment Strategy", which requires that structured notes transactions entered into after September 24, 1998 be accounted for as a unit. If the Company had accounted for the notes as a unit, the realized loss of $10.6 million would have been reversed and applied as an adjustment to the cost of the remaining note. Interest earned for 1998 on both notes would have totaled $1.5 million. Interest earned over the lives of the notes would be $8.7 million less had the notes been accounted for as a unit.

4.  MORTGAGE LOANS

     The carrying value of impaired loans was $33.9 million and $47.9 million, which are net of reserves of $4.3 million and $6.4 million as of December 31, 1998 and 1997, respectively.

     A reconciliation of the reserve balance, including general reserves, for mortgage loans for 1998 and 1997 is as follows (in millions):

                               1998     1997
                               -----    -----
BALANCE AT JANUARY 1.........  $13.1    $14.4
Recoveries...................    (.6)    (1.3)
Releases due to
  foreclosure................   (1.8)      --
                               -----    -----
BALANCE AT DECEMBER 31.......  $10.7    $13.1
                               =====    =====

     The average recorded investment in impaired loans was $46.3 million and $59.9 million during 1998 and 1997, respectively. Interest income recognized on impaired loans during 1998, 1997 and 1996 was $3.9 million, $4.9 million and $6.9 million, respectively. All interest income on impaired loans was recognized on the cash basis.

5.  REAL ESTATE

     Real estate holdings are as follows at December 31, 1998 and 1997 (in millions):

                               1998     1997
                               -----    -----
Occupied by the Company......  $31.1    $32.0
Foreclosed...................    8.2     18.8
Investment...................     .2      1.7
                               -----    -----
     Total...................  $39.5    $52.5
                               =====    =====

     Depreciation expense was $1.8 million, $3.0 million and $3.2 million for the years ended December 31, 1998, 1997 and 1996, respectively. Accumulated depreciation for real estate totaled $6.9 million and $12.6 million at December 31, 1998 and 1997, respectively. Permanent impairment writedowns were $.5 million, $6.1 million and $1.3 million for the years ended December 31, 1998, 1997 and 1996, respectively.

6.  BENEFIT PLANS
     The Company maintains a qualified defined benefit pension plan and several nonqualified defined benefit, supplemental executive retirement, excess benefit and deferred compensation plans. In addition, the Company maintains other postretirement benefit plans which include medical benefits for retirees and their spouses (and Medicare Part B reimbursement for certain retirees) and retiree life insurance.

     The following tables present a reconciliation of the changes in the plans' benefit obligations and fair value of assets for the years ended December 31, 1998 and 1997, as well as, the funded status as of December 31, 1998 and 1997 (in millions):

                                                  PENSION BENEFITS     OTHER BENEFITS
                                                  ----------------    ----------------
                                                   1998      1997      1998      1997
                                                  ------    ------    ------    ------
CHANGE IN BENEFIT OBLIGATION
Net benefit obligation at beginning of year.....  $116.6    $111.4    $ 29.8    $ 34.2
Service cost....................................     4.5       4.3        .5        .5
Interest cost...................................     7.8       8.3       1.9       2.0
Plan participants' contributions................      --        --        .1        .2
Plan amendments.................................      .4        --        --        --
Actuarial (gain) loss...........................    (3.2)      6.6      (1.9)     (4.7)
Gross benefits paid.............................    (9.4)    (14.0)     (2.1)     (2.4)
                                                  ------    ------    ------    ------
Net benefit obligation at end of year...........   116.7     116.6      28.3      29.8
                                                  ------    ------    ------    ------
CHANGE IN PLAN ASSETS
Fair value of plan assets at beginning of
  year..........................................   165.8     148.7        --        --
Actual return on plan assets....................    26.8      31.7        --        --
Employer contributions..........................      --        --       1.7       1.6
401(h) transfer.................................    (1.7)     (1.6)       --        --
Gross benefits paid.............................    (8.5)    (13.0)     (1.7)     (1.6)
                                                  ------    ------    ------    ------
Fair value of plan assets at end of year........   182.4     165.8        --        --
                                                  ------    ------    ------    ------
Funded status...................................    65.7      49.2     (28.3)    (29.8)
Unrecognized actuarial gain.....................   (41.2)    (26.7)    (17.0)    (16.0)
Unrecognized prior service cost.................     3.9       3.7       6.5       7.0
Unrecognized net transition obligation..........   (15.7)    (17.5)       --        --
                                                  ------    ------    ------    ------
Net amount recognized...........................  $ 12.7    $  8.7    $(38.8)   $(38.8)
                                                  ======    ======    ======    ======

     The following table presents the amounts recognized in the consolidated statements of financial condition as of December 31, 1998 and 1997 (in millions):

                                                   PENSION BENEFITS      OTHER BENEFITS
                                                   -----------------    ----------------
                                                    1998       1997      1998      1997
                                                   -------    ------    ------    ------
Prepaid benefit cost.............................  $ 24.0     $17.9     $   --    $   --
Accrued benefit liability........................   (11.3)     (9.2)     (38.8)    (38.8)
Additional minimum liability.....................    (1.8)     (3.9)        --        --
Intangible asset.................................     1.8       3.9         --        --
                                                   ------     -----     ------    ------
Net amount recognized............................  $ 12.7     $ 8.7     $(38.8)   $(38.8)
                                                   ======     =====     ======    ======

     The components of net periodic benefit (income) cost for the years ended December 31, 1998, 1997 and 1996 are as follows (in millions):

                                          PENSION BENEFITS            OTHER BENEFITS
                                     --------------------------    --------------------
                                      1998      1997      1996     1998    1997    1996
                                     ------    ------    ------    ----    ----    ----
Service cost.......................  $  4.5    $  4.3    $  4.6    $ .5    $ .5    $ .5
Interest cost......................     7.8       8.3       8.1     1.9     2.0     2.4
Expected return on assets..........   (14.6)    (13.0)    (12.4)     --      --     (.6)
Amortization of:
  Transition asset.................    (1.9)     (1.9)     (1.9)     --      --      --
  Prior service cost...............      .3        .3        .7      .4      .4      --
  Actuarial (gain) loss............     (.9)      (.1)       .1     (.9)    (.8)    (.4)
                                     ------    ------    ------    ----    ----    ----
Net periodic benefit (income)
  cost.............................  $ (4.8)   $ (2.1)   $  (.8)   $1.9    $2.1    $1.9
                                     ======    ======    ======    ====    ====    ====

     The projected benefit obligation, accumulated benefit obligation, and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were $15.9 million, $13.1 million, and $0, respectively, at December 31, 1998, and $20.6 million, $13.2 million, and $0, respectively, at December 31, 1997.

     Assumed health care cost trend rates have a significant effect on the amounts reported for the medical plan. A 1% change in assumed health care cost trend rates would have the following effects (in millions):

                                                              1% INCREASE    1% DECREASE
                                                              -----------    -----------
Effect on total of service and interest cost components of
  net periodic postretirement benefit cost..................     $ .1           $ (.1)
Effect on the health care component of the accumulated
  postretirement benefit obligation.........................     $1.3           $(1.2)

     The following weighted-average assumptions were used in the measurement of the Company's benefit obligations as of December 31, 1998 and 1997:

                                                            PENSION
                                                            BENEFITS      OTHER BENEFITS
                                                          ------------    --------------
                                                          1998    1997    1998     1997
                                                          ----    ----    -----    -----
Discount rate...........................................  6.75%   7.0%    6.75%     7.0%
Expected return on plan assets..........................   9.0%   9.0%     N/A      N/A
Rate of compensation increase...........................  4.75%   5.0%    4.75%     5.0%

     A 5.5% annual rate of increase in the cost of covered health care benefits was assumed for 1998, decreasing to an ultimate trend of 5.1% in 2001.

     In January 1991, the Company established a retiree health account under the provisions of Section 401(h) of the Internal Revenue Code. In December 1998, the Company transferred $1.7 million of excess assets from the defined benefit pension plan to pay for 1998 qualified retiree health benefits. A transfer of excess assets in the amount of $1.6 million was made in December 1997 to pay for 1997 qualified retiree health benefits. In December 1996, excess assets totaling $1.6 million were transferred to pay for 1996 qualified retiree health benefits.

     The Company also provides a funded noncontributory defined contribution plan that covers substantially all of its agents and a contributory defined contribution plan qualified under section 401(k) of the Internal Revenue Code. The pension cost of the defined contribution plans was $3.4 million, $3.4 million, and $2.6 million for the years ended December 31, 1998, 1997 and 1996, respectively.

7.  FEDERAL INCOME TAXES

     The Company files a consolidated Federal income tax return with its life insurance and non-insurance subsidiaries. Each tax provision is accrued on a separate company basis. The life company tax provisions include an equity tax.
     The provision for Federal income taxes from operations differs from the normal relationship of Federal income tax to pretax income as follows (in millions):

                         YEAR ENDED DECEMBER 31,
                        -------------------------
                         1998     1997     1996
                        ------   ------   -------
Federal income tax at
  statutory rate.....   $44.2    $37.0    $ 30.6
  Current year equity
     tax.............     6.3      8.8       8.5
  True down of prior
     years' equity
     tax.............    (7.0)    (8.0)     (5.1)
  Tax settlement.....    (4.7)      --     (28.3)
  Other..............      .1       .8        .1
                        -----    -----    ------
Provision for Federal
  income tax from
  operations.........   $38.9    $38.6    $  5.8
                        =====    =====    ======

     In 1996, the Company settled various tax issues with the IRS, including an issue relating to the tax treatment of certain traditional life insurance policy updates. As a result of the settlements, the 1996 Federal income tax expense in the consolidated statement of operations was decreased by approximately $28.3 million which includes $15.9 million of interest, net of taxes. In 1998, the Company settled open tax years which resulted in the reduction of income tax expense by $4.7 million.

     Deferred income tax assets and liabilities reflect the income tax effects of cumulative temporary differences between the reported values of assets and liabilities for financial statement purposes and income tax return purposes. Components of the Company's net deferred income tax liability are as follows at December 31, 1998 and 1997 (in millions):

                                1998     1997
                               ------   ------
DEFERRED TAX LIABILITY
Deferred policy acquisition
  costs......................  $214.2   $196.5
Prepaid pension asset........     8.4      6.3
Net unrealized gain on
  available for sale
  securities.................    18.3     16.5
                               ------   ------
     Total deferred tax
       liability.............   240.9    219.3
                               ------   ------
DEFERRED TAX ASSET
Reserves.....................   145.8    123.8
Employee benefit accruals....    18.2     17.5
Invested assets..............     6.4      8.3
Policyholder dividends.......     8.2      8.1
Deferred rent................      --      1.4
Other........................     4.5     (4.0)
                               ------   ------
     Total deferred tax
       asset.................   183.1    155.1
                               ------   ------
Net deferred tax liability...  $ 57.8   $ 64.2
                               ======   ======

     The Company's Federal income tax returns have been audited through 1994. All years through 1985 are closed. Years 1986 through 1994 have been audited and are closed with the exception of several issues for which claims for refund have been filed. Years 1995 through the present remain open. In the opinion of management, adequate provision has been made for the possible effect of potential assessments related to prior years' taxes.

     Recently, the Internal Revenue Service issued Revenue Ruling 99-3 which provided, in general, that a mutual life insurance company that converts to a stock life insurance company in a mutual holding company structure will no longer be subject to the equity tax. As a result, the Company believes that it will no longer be subject to the equity tax upon completion of its conversion to a stock life insurance company pursuant to the pending mutual holding company conversion.

8.  REINSURANCE

     In the normal course of business, the Company assumes risks from and cedes certain parts of its risks to other insurance companies. The primary purpose of ceded reinsurance is to limit losses from large exposures. For life insurance, the Company retains no more than $1,500,000 on any single life.

     Reinsurance contracts do not relieve the Company of its obligations to policyholders. To the extent that reinsuring companies are later unable to meet obligations under reinsurance agreements, the Company would be liable for these obligations. The Company evaluates the financial condition of its reinsurers and limits its exposure to any one reinsurer.
     On January 1, 1998, the Company terminated its reinsurance agreement with Metropolitan Life Insurance Company (Metropolitan). Prior to 1998, the Company had ceded 65 percent of the premiums and reserves related to its single premium deferred annuity (SPDA) product to Metropolitan. The Company recaptured $352.7 million in reserves and received cash totaling $343.7 million. The $9.0 million cost of recapturing the contracts has been deferred and will be amortized in relation to the incidence of expected gross profits over the expected life of the contracts.

     The tables below highlight the amounts shown in the accompanying consolidated financial statements which are net of reinsurance activity (in millions):

                                                     CEDED TO      ASSUMED
                                          GROSS        OTHER      FROM OTHER       NET
                                         AMOUNT      COMPANIES    COMPANIES      AMOUNT
                                        ---------    ---------    ----------    ---------
DECEMBER 31, 1998:
Life insurance in force...............  $40,139.8    $8,550.4       $167.4      $31,756.8
                                        =========    ========       ======      =========
Premiums..............................  $   217.1    $   14.2       $  3.5      $   206.4
                                        =========    ========       ======      =========
Future policyholder benefits..........  $ 4,243.1    $  152.8       $  3.1      $ 4,093.4
                                        =========    ========       ======      =========
DECEMBER 31, 1997:
Life insurance in force...............  $36,961.7    $7,549.1       $238.6      $29,651.2
                                        =========    ========       ======      =========
Premiums..............................  $   232.7    $   15.0       $  3.2      $   220.9
                                        =========    ========       ======      =========
Future policyholder benefits..........  $ 4,344.6    $  499.5       $  3.9      $ 3,849.0
                                        =========    ========       ======      =========
DECEMBER 31, 1996:
Life insurance in force...............  $33,695.9    $6,559.3       $208.9      $27,345.5
                                        =========    ========       ======      =========
Premiums..............................  $   247.8    $   15.2       $  3.0      $   235.6
                                        =========    ========       ======      =========
Future policyholder benefits..........  $ 4,426.5    $  530.3       $  5.1      $ 3,901.3
                                        =========    ========       ======      =========

9.  COMMITMENTS AND CONTINGENCIES

LEASES

     The Company leases office space, data processing equipment and certain other equipment under operating leases expiring on various dates between 1999 and 2004. Most of the leases contain renewal and purchase options based on prevailing fair market values.

     Future minimum rental payments required and related sublease rentals receivable under non-cancelable operating leases in effect at December 31, 1998, and which have initial or remaining terms of one year or more, are summarized as follows (in millions):

                                        SUBLEASE
                            RENTAL      RENTALS
                           PAYMENTS    RECEIVABLE
YEARS ENDING DECEMBER 31:  --------    ----------
1999....................    $ 8.9         $ .8
2000....................      6.7           .3
2001....................      4.6           --
2002....................      3.5           --
2003....................      1.9           --
Thereafter..............      1.0           --
                            -----         ----
     Total..............    $26.6         $1.1
                            =====         ====

     Total related rent expense was $13.6 million, $12.7 million and $18.4 million in 1998, 1997 and 1996, respectively, which was net of sublease income of $2.6 million, $1.9 million and $.5 million in 1998, 1997 and 1996, respectively.

     During 1998, the Company recorded a charge to income in the amount of $3.0 million for the termination of a lease obligation for furniture and equipment.

FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

     The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its borrowers and to reduce its own exposure to fluctuations in interest rates. These financial instruments include investment commitments related to its interests in real estate and mortgage loans, financial guarantees of indebtedness, marketable securities lending and interest rate futures contracts. Those instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the consolidated statements of financial condition.

     At December 31, 1998, the Company had outstanding mortgage loan, real estate and limited partnership commitments of approximately $42.0 million. The mortgage loan commitments, which expire through August 1999, totaled $19.4 million and were issued during 1998 at interest rates consistent with rates applicable on December 31, 1998. As a result, the fair value of these commitments approximates the face amount.

     Derivatives are used for hedging existing bonds (including cash reserves) against adverse price or interest rate movements and for fixing liability costs at the time of product sales. The Company closed out hedge positions consisting of 939 treasury futures contracts with a dollar value of $108.8 million in 1998, 239 treasury futures contracts with a dollar value of $25.2 million in 1997, and 162 treasury futures contracts with a dollar value of $17.3 million in 1996. The approximate net gains (losses) generated from the hedge positions were $.1 million for the year ended December 31, 1998, $(.1) million for the year ended December 31, 1997 and $(.3) million for the year ended December 31, 1996. There were no open hedge positions at December 31, 1998.

     The Company uses interest rate swaps to synthetically convert a floating rate bond into a fixed rate bond and thereby match fixed rate liabilities. The Company had no swaps outstanding as of December 31, 1998.

     Periodically, the Company enters securities lending agreements to earn additional investment income on its securities. The borrower must provide cash collateral prior to or at the inception of the loan. For bonds, cash collateral totaling 105% of market value plus accrued interest is required. For equities, cash collateral totaling 105% of market value is required. There were no securities lending positions at December 31, 1998.

INVESTMENT PORTFOLIO CREDIT RISK

Bonds

     The Company's bond investment portfolio is predominately comprised of investment grade securities. At December 31, 1998 and 1997, approximately $210.4 million and $164.6 million, respectively, in debt security investments (6.4% and 5.3%, respectively, of the total debt security portfolio) were considered "below investment grade." Securities are classified as "below investment grade" primarily by utilizing rating criteria established by independent bond rating agencies.

     Debt security investments with a carrying value at December 31, 1998 of $6.6 million were non-income producing for the year ended December 31, 1998.

     The Company had debt security investments in the financial services industry at both December 31, 1998 and 1997 that exceeded 5% of total assets.

Mortgage Loans

     The Company originates mortgage loans either directly or through mortgage correspondents and brokers throughout the country. Loans are primarily related to underlying real property investments in office and apartment buildings and retail/commercial and industrial facilities. Mortgage loans are collateralized by the related properties and such collateral generally approximates a minimum 133% of the original loan value at the time the loan is made.

     There were two mortgage loans totaling $3.7 million and one mortgage loan totaling $3.2 million in which payments on principal and/or interest were over 90 days past due as of December 31, 1998 and 1997, respectively.

     The Company had loans outstanding in Pennsylvania where principal balances in the aggregate exceeded 20% of the Company's equity.

Lines of Credit

     The Company has approximately $50 million of available unused lines of credit at December 31, 1998.

Litigation and Unasserted Claims

     The Company is involved in various litigation, as both plaintiff and defendant, which has arisen in the ordinary course of business, sales practices, and as a result of the merger with Covenant Life Insurance Company in 1994, which, in the opinion of management and legal counsel, will not have a material adverse effect on the Company's financial position or its operations.

     Insurance companies are subject to assessments, up to statutory limits, by state guaranty funds for losses of policyholders of insolvent insurance companies. In the opinion of management, the outcome of the proceedings and assessments will not have a material adverse effect on the consolidated financial statements. Guaranty fund assessments totaled $2.2 million, $1.1 million and $1.6 million in 1998, 1997 and 1996, respectively. Of those amounts, $1.6 million, $.8 million and $.9 million in 1998, 1997 and 1996, respectively, are creditable against future years' premium taxes.

                                   APPENDIX A
                        ILLUSTRATIONS OF DEATH BENEFITS,
                 CASH SURRENDER VALUES AND ACCUMULATED PREMIUMS


     Tables on Pages A-3 to A-12 illustrate the Death Benefit and Cash Surrender Value of the Policy and are provided to assist in the comparison of the Policy with other variable life policies issued by PMLIC or other companies. The illustrations show how the Death Benefit and the cash surrender value (reflecting the deduction of the Premium Expense Charge and the Surrender Charge, if any), may vary over an extended period of time for different issue ages and premium classes, assuming hypothetical rates of investment return of the Separate Accounts and Subaccounts equivalent to constant gross annual rates of 0%, 6% and 12%. The tables on Pages A-3 to A-12 are for males and females at certain ages, for various Face Amounts and Non-Smoker premium class. These illustrations assume the payment of scheduled premiums only and thus are applicable for Policies with either the Basic Death Benefit or Increasing Death Benefit.



     The amounts shown are as of the end of each Policy Year. The tables on Pages A-3 to A-6, A-11 and A-12 assume that the current monthly cost of insurance rates and the current transaction charge for the Zero Coupon Bond Separate Account will be charged for the entire period illustrated while the tables on Pages A-7 to A-10 are based on guaranteed (maximum) cost of insurance rates and the maximum transaction charge for the Zero Coupon Bond Separate Account. The amounts shown in all tables reflect daily charges for mortality and expense risks equivalent to an effective annual charge of 0.60%, and in addition, reflect an averaging of certain other asset charges that may be assessed under the Policy, depending upon how premiums are allocated. The total of the asset charges reflected in the illustrations, including the 0.60% mortality and expense risk charge listed above, is 1.41% for the illustrations on Pages A-3 to A-6, A-11 and A-12 and 1.42% for the Illustrations on Pages A-7 to A-10. The total charge is based on an assumption that an Owner allocates the Policy values equally among each available Separate Account and Subaccount.



     These asset charges reflect an investment advisory fee of 0.62% which represents an average of the fees incurred by the Portfolios during the most recent fiscal year and expenses of 0.19% which is based on an average of the actual expenses incurred by the Portfolios during the most recent fiscal year.



     For certain Portfolios, certain expenses were reimbursed or fees waived during 1998. It is anticipated that expense reimbursement and fee waiver arrangements will continue past the current year. Absent the expense reimbursement, the 1998 Total Annual Expenses would have been 1.36%, for the Market Street Fund All-Pro Small Cap Value Portfolio, 0.58%, for the VIP Fund Equity-Income Portfolio, 0.68%, for the VIP Fund Growth Portfolio, 0.91%, for the VIP Fund Overseas Portfolio, 0.64%, for the VIP II Fund Asset Manager Portfolio, 0.35%, for the VIP II Fund Index 500 Portfolio, 0.70%, for the VIP II Fund Contrafund Portfolio, 1.20%, for the Van Eck Worldwide Hard Assets Portfolio, 1.61%, for the Van Eck Worldwide Emerging Markets Portfolio and 5.32%, for the Van Eck Worldwide Real Estate Portfolio. Similar expense reimbursement and fee waiver arrangements were also in place for the other Portfolios and it is anticipated that such arrangements will continue past the current year. However, no expenses were reimbursed or fees waived during 1998 for these Portfolios because the level of actual expenses and fees never exceeded the thresholds at which the reimbursement and waiver arrangements would have become operative. In the event that reimbursements or fee waivers do not continue for any Portfolio in future years, the Portfolio's actual expenses would increase and this would likely increase the average expense figure on which the illustrations are based. See "Table of Fund Fees and Expenses", for more information about such reimbursements.

     The tables also reflect the fact that no charges for Federal or state income taxes are currently made against the Separate Accounts and Subaccounts. If such a charge is made in the future, it would take a higher gross annual rate of return to produce the same Policy values.


     The second column of each table shows the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually.

     The illustrations also provide information about the premiums payable on and after the Premium Change Date. The tables illustrate the Policy values that would result if scheduled premiums are paid when due and the year, if any, in which the Special Premium Payment Provision initially goes into effect. That year is shown by use of an asterisk (*). If the Special Premium Payment Provision goes into effect for a Policy Year not shown in the illustration, the asterisk is shown for the first Policy Year illustrated after it goes into effect.


     The Tables on Pages A-11 and A-12 illustrate the Death Benefit and cash surrender value of the Policy with the Basic Death Benefit and the Increasing Death Benefit, respectively. In addition to the assumptions regarding hypothetical rates of investment return for the Separate Accounts and Subaccounts and charges and expenses, these illustrations are for a male, age 35 having a Policy with a $100,000 Face Amount and an unscheduled premium of $10,000 when the Policy is purchased. The year in which the Special Premium Payment Provision goes into effect under each Death Benefit Option is also shown.



     Upon request, PMLIC will provide a comparable illustration of future benefits under the Policy based upon the Insured's Age, sex, if applicable, Premium Class, and frequency of premium payments requested.



     For Policies issued in states requiring "unisex" policies (currently Montana) or in conjunction with employee benefit plans, PMLIC will furnish upon request illustrations based on unisex cost of insurance rates, and the Insured's age. PMLIC reserves the right to charge a reasonable fee for this service to persons who request more than one policy illustration during a policy year.

      PROVIDENT MUTUAL -- MODIFIED PREMIUM VARIABLE LIFE INSURANCE POLICY


                               MALE ISSUE AGE 25


                $100,000 FACE AMOUNT (GUARANTEED DEATH BENEFIT)


               $765 INITIAL SCHEDULED PREMIUM FOR NON-SMOKERS(1)


                    USING CURRENT COST OF INSURANCE CHARGES



                                         DEATH BENEFIT                             CASH SURRENDER VALUE
            PREMIUMS      -------------------------------------------   -------------------------------------------
END OF    ACCUMULATED           ASSUMING HYPOTHETICAL GROSS(3)                ASSUMING HYPOTHETICAL GROSS(3)
POLICY   AT 5 PCT. INT.           ANNUAL INVESTMENT RETURN OF                   ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR(2)     0 PCT. GROSS   6 PCT. GROSS   12 PCT. GROSS   0 PCT. GROSS   6 PCT. GROSS   12 PCT. GROSS
------   --------------   ------------   ------------   -------------   ------------   ------------   -------------
   1            803         100,000        100,000          100,000            0                0              0
   2          1,647         100,000        100,000          100,000          169              264            362
   3          2,532         100,000        100,000          100,000          605              792            995
   4          3,462         100,000        100,000          100,000        1,037            1,349          1,701
   5          4,438         100,000        100,000          100,000        1,463            1,934          2,486
   6          5,464         100,000        100,000          100,000        2,059            2,724          3,534
   7          6,540         100,000        100,000          100,000        2,685            3,580          4,714
   8          7,670         100,000        100,000          100,000        3,303            4,464          5,997
   9          8,857         100,000        100,000          100,000        3,910            5,377          7,392
  10         10,103         100,000        100,000          100,237        4,506            6,318          8,911
  11         11,412         100,000        100,000          101,285        4,913            7,111         10,387
  12         12,785         100,000        100,000          102,454        5,308            7,934         12,009*
  13         14,228         100,000        100,000          103,756        5,687            8,785         13,791
  14         15,743         100,000        100,000          105,207        6,051            9,665         15,749
  15         17,333         100,000        100,000          106,821        6,397           10,574         17,898
  16         19,003         100,000        100,000          108,619        6,725           11,513         20,259
  17         20,756         100,000        100,246          110,618        7,034           12,479         22,851
  18         22,597         100,000        100,619          112,843        7,322           13,475         25,699
  19         24,530         100,000        100,988          115,315        7,587           14,499         28,826
  20         26,560         100,000        101,355          118,064        7,831           15,553*        32,262
  25         38,337         100,000        103,076          149,594        8,641           21,245         55,201
  30         53,367         100,000        104,448          211,289        8,518           27,564         91,073
  35         72,550         100,000        105,229          292,382        6,852           34,219        146,191
  40         97,032         100,000        105,104          402,681        2,817           40,948        230,103
  45        128,279         100,000        103,717          551,965            0           47,165        356,106
  50        175,417         100,000        107,245          760,740            0           58,852        543,385
  55        235,578         100,000        110,392        1,055,451            0           70,041        818,179



(1) If premiums are paid more frequently than annually the payments would be $393.98 semiannually, $200.43 quarterly, or $67.32 monthly. The death benefits and cash surrender values shown would be affected by the more frequent premium payments. The annual premium on the Premium Change Date assuming current cost of insurance charges will be as follows: $2,105 assuming a 0 pct. rate of return; $2,016 assuming a 6 pct. rate of return; and $765 assuming a 12 pct. rate of return.



(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.



(3) Assumes no Policy loan has been made.



     It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the separate accounts chosen by an owner. The Death Benefit, Cash Surrender Value and premium on the premium change date for a Policy would be different from those shown if the actual rates of return average 0%, 6%, and 12% over a period of years, but also fluctuated above or below those averages for individual Policy years. No representations can be made by PMLIC that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

      PROVIDENT MUTUAL -- MODIFIED PREMIUM VARIABLE LIFE INSURANCE POLICY


                              FEMALE ISSUE AGE 35


                $100,000 FACE AMOUNT (GUARANTEED DEATH BENEFIT)


               $991 INITIAL SCHEDULED PREMIUM FOR NON-SMOKERS (1)


                    USING CURRENT COST OF INSURANCE CHARGES



                                         DEATH BENEFIT                             CASH SURRENDER VALUE
            PREMIUMS      -------------------------------------------   -------------------------------------------
END OF    ACCUMULATED           ASSUMING HYPOTHETICAL GROSS(3)                ASSUMING HYPOTHETICAL GROSS(3)
POLICY   AT 5 PCT. INT.           ANNUAL INVESTMENT RETURN OF                   ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR(2)     0 PCT. GROSS   6 PCT. GROSS   12 PCT. GROSS   0 PCT. GROSS   6 PCT. GROSS   12 PCT. GROSS
------   --------------   ------------   ------------   -------------   ------------   ------------   -------------
   1           1,041        100,000        100,000         100,000              0              0               0
   2           2,133        100,000        100,000         100,000            509            641             779
   3           3,280        100,000        100,000         100,000          1,114          1,377           1,661
   4           4,485        100,000        100,000         100,000          1,700          2,138           2,631
   5           5,750        100,000        100,000         100,000          2,265          2,923           3,694
   6           7,078        100,000        100,000         100,000          3,007          3,932           5,060
   7           8,472        100,000        100,000         100,000          3,775          5,014           6,588
   8           9,936        100,000        100,000         100,000          4,519          6,120           8,240
   9          11,474        100,000        100,000         100,000          5,240          7,253          10,031
  10          13,088        100,000        100,000         100,413          5,938          8,414          11,975
  11          14,783        100,000        100,000         101,784          6,414          9,404          13,886
  12          16,563        100,000        100,000         103,316          6,870         10,427          15,983*
  13          18,431        100,000        100,000         105,024          7,305         11,484          18,285
  14          20,393        100,000        100,000         106,926          7,719         12,577          20,814
  15          22,454        100,000        100,000         109,045          8,113         13,707          23,592
  16          24,617        100,000        100,000         111,401          8,484         14,874          26,644
  17          26,888        100,000        100,105         114,023          8,831         16,079          29,997
  18          29,273        100,000        100,576         116,937          9,152         17,321          33,682
  19          31,777        100,000        101,043         120,174          9,445         18,599          37,730
  20          34,407        100,000        101,508         123,773          9,709         19,915*         42,179
  25          49,662        100,000        103,720         161,842         10,539         27,073          71,929
  30          69,133        100,000        105,494         231,169         10,226         35,169         118,548
  35          93,983        100,000        106,499         323,093          7,632         43,726         190,054
  40         128,646        100,000        108,962         447,991          4,755         55,074         298,661
  45         172,885        100,000        110,403         619,552              0         65,816         458,927



(1) If premiums are paid more frequently than annually the payments would be $510.37 semiannually, $259.64 quarterly, or $87.21 monthly. The death benefits and cash surrender values shown would be affected by the more frequent premium payments. The annual premium on the Premium Change Date assuming current cost of insurance charges will be as follows: $1,767 assuming a 0 pct. rate of return; $1,499 assuming a 6 pct. rate of return; and $991 assuming a 12 pct. rate of return.



(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.



(3) Assumes no Policy loan has been made.



     It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the separate accounts chosen by an owner. The Death Benefit, Cash Surrender Value and premium on the premium change date for a policy would be different from those shown if the actual rates of return average 0%, 6%, and 12% over a period of years, but also fluctuated above or below those averages for individual Policy years. No representations can be made by PMLIC that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

      PROVIDENT MUTUAL -- MODIFIED PREMIUM VARIABLE LIFE INSURANCE POLICY


                               MALE ISSUE AGE 45


                $100,000 FACE AMOUNT (GUARANTEED DEATH BENEFIT)


              $1,783 INITIAL SCHEDULED PREMIUM FOR NON-SMOKERS(1)


                    USING CURRENT COST OF INSURANCE CHARGES



                                         DEATH BENEFIT                             CASH SURRENDER VALUE
            PREMIUMS      -------------------------------------------   -------------------------------------------
END OF    ACCUMULATED           ASSUMING HYPOTHETICAL GROSS(3)                ASSUMING HYPOTHETICAL GROSS(3)
POLICY   AT 5 PCT. INT.           ANNUAL INVESTMENT RETURN OF                   ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR(2)     0 PCT. GROSS   6 PCT. GROSS   12 PCT. GROSS   0 PCT. GROSS   6 PCT. GROSS   12 PCT. GROSS
 ----     -----------     ------------   ------------   -------------   ------------   ------------   -------------
   1           1,872        100,000        100,000          100,000           230            313             396
   2           3,838        100,000        100,000          100,000         1,337          1,578           1,830
   3           5,902        100,000        100,000          100,000         2,404          2,881           3,399
   4           8,069        100,000        100,000          100,000         3,430          4,223           5,117
   5          10,345        100,000        100,000          100,000         4,412          5,602           6,999
   6          12,734        100,000        100,000          100,000         5,629          7,298           9,339
   7          15,243        100,000        100,000          100,000         6,885          9,118          11,963
   8          17,877        100,000        100,000          100,000         8,086         10,971          14,800
   9          20,643        100,000        100,000          100,000         9,230         12,853          17,871
  10          23,548        100,000        100,000          100,000        10,308         14,762          21,198
  11          26,597        100,000        100,000          100,311        11,039         16,416          24,530
  12          29,799        100,000        100,000          102,809        11,699         18,093          28,163
  13          33,161        100,000        100,000          105,603        12,290         19,799          32,128*
  14          36,692        100,000        100,000          108,720        12,808         21,534          36,456
  15          40,398        100,000        100,000          112,191        13,247         23,294          41,181
  16          44,290        100,000        100,000          116,056        13,599         25,077          46,341
  17          48,377        100,000        100,000          120,358        13,857         26,880          51,977
  18          52,668        100,000        100,000          125,140        14,011         28,699          58,133
  19          57,174        100,000        100,000          130,452        14,045         30,528          64,856
  20          61,904        100,000        100,000          136,353        13,947         32,360          72,197
  25          89,352        100,000        100,000          186,511        11,030         41,512         120,329
  30         129,686        100,000        103,763          269,392         7,651         55,370*        192,422
  35         181,164        100,000        109,651          384,957             0         69,300         298,416



(1) If premiums are paid more frequently than annually the payments would be $918.25 semiannually, $467.15 quarterly, or $156.90 monthly. The death benefits and cash surrender values shown would be affected by the more frequent premium payments. The annual premium on the Premium Change Date assuming current cost of insurance charges will be as follows: $2,947 assuming a 0 pct. rate of return; $2,697 assuming a 6 pct. rate of return; and $1,783 assuming a 12 pct. rate of return.



(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.



(3) Assumes no Policy loan has been made.



     It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the separate accounts chosen by an owner. The Death Benefit, Cash Surrender Value and premium on the premium change date for a Policy would be different from those shown if the actual rates of return average 0%, 6%, and 12% over a period of years, but also fluctuated above or below those averages for individual Policy years. No representations can be made by PMLIC that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

      PROVIDENT MUTUAL -- MODIFIED PREMIUM VARIABLE LIFE INSURANCE POLICY


                              FEMALE ISSUE AGE 55


                $100,000 FACE AMOUNT (GUARANTEED DEATH BENEFIT)


              $2,445 INITIAL SCHEDULED PREMIUM FOR NON-SMOKERS (1)


                    USING CURRENT COST OF INSURANCE CHARGES



                                         DEATH BENEFIT                             CASH SURRENDER VALUE
            PREMIUMS      -------------------------------------------   -------------------------------------------
END OF    ACCUMULATED           ASSUMING HYPOTHETICAL GROSS(3)                ASSUMING HYPOTHETICAL GROSS(3)
POLICY   AT 5 PCT. INT.           ANNUAL INVESTMENT RETURN OF                   ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR(2)     0 PCT. GROSS   6 PCT. GROSS   12 PCT. GROSS   0 PCT. GROSS   6 PCT. GROSS   12 PCT. GROSS
 ----     -----------     ------------   ------------   -------------   ------------   ------------   -------------
   1           2,567        100,000        100,000          100,000           485            598             712
   2           5,263        100,000        100,000          100,000         1,967          2,296           2,639
   3           8,093        100,000        100,000          100,000         3,401          4,051           4,755
   4          11,065        100,000        100,000          100,000         4,789          5,867           7,085
   5          14,186        100,000        100,000          100,000         6,130          7,749           9,651
   6          17,462        100,000        100,000          100,000         7,765         10,039          12,822
   7          20,903        100,000        100,000          100,000         9,465         12,513          16,399
   8          24,515        100,000        100,000          100,000        11,099         15,043          20,284
   9          28,308        100,000        100,000          100,000        12,653         17,620          24,503
  10          32,291        100,000        100,000          100,000        14,117         20,237          29,090
  11          36,472        100,000        100,000          102,640        15,142         22,552          33,731
  12          40,863        100,000        100,000          106,239        16,067         24,908          38,790*
  13          45,474        100,000        100,000          110,256        16,892         27,311          44,313
  14          50,315        100,000        100,000          114,740        17,619         29,771          50,352
  15          55,398        100,000        100,000          119,736        18,242         32,289          56,962
  16          60,997        100,000        100,000          125,291        19,300         35,110          64,194
  17          66,877        100,000        100,000          131,461        20,221         37,997          72,102
  18          73,050        100,000        100,000          138,307        20,975         40,939          80,738
  19          79,533        100,000        100,000          145,900        21,528         43,924          90,160
  20          86,339        100,000        100,820          154,322        21,844         46,932         100,434
  25         125,829        100,000        106,574          224,877        18,833         61,987*        166,575



(1) If premiums are paid more frequently than annually the payments would be $1,259.18 semiannually, $640.59 quarterly, or $215.16 monthly. The death benefits and cash surrender values shown would be affected by the more frequent premium payments. The annual premium on the Premium Change Date assuming current cost of insurance charges will be as follows: $3,039 assuming a 0 pct. rate of return; $2,695 assuming a 6 pct. rate of return; and $2,445 assuming a 12 pct. rate of return.



(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.



(3) Assumes no Policy loan has been made.



     It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the separate accounts chosen by an owner. The Death Benefit, Cash Surrender Value and premium on the premium change date for a Policy would be different from those shown if the actual rates of return average 0%, 6%, and 12% over a period of years, but also fluctuated above or below those averages for individual Policy years. No representations can be made by PMLIC that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

      PROVIDENT MUTUAL -- MODIFIED PREMIUM VARIABLE LIFE INSURANCE POLICY


                               MALE ISSUE AGE 25


                $100,000 FACE AMOUNT (GUARANTEED DEATH BENEFIT)


               $765 INITIAL SCHEDULED PREMIUM FOR NON-SMOKERS (1)


               USING GUARANTEED MAXIMUM COST OF INSURANCE CHARGES



                                         DEATH BENEFIT                             CASH SURRENDER VALUE
            PREMIUMS      -------------------------------------------   -------------------------------------------
END OF    ACCUMULATED           ASSUMING HYPOTHETICAL GROSS(3)                ASSUMING HYPOTHETICAL GROSS(3)
POLICY   AT 5 PCT. INT.           ANNUAL INVESTMENT RETURN OF                   ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR(2)     0 PCT. GROSS   6 PCT. GROSS   12 PCT. GROSS   0 PCT. GROSS   6 PCT. GROSS   12 PCT. GROSS
 ----     -----------     ------------   ------------   -------------   ------------   ------------   -------------
   1            803         100,000        100,000         100,000             0               0               0
   2          1,647         100,000        100,000         100,000           168             262             360
   3          2,532         100,000        100,000         100,000           603             789             992
   4          3,462         100,000        100,000         100,000         1,034           1,345           1,697
   5          4,438         100,000        100,000         100,000         1,459           1,929           2,480
   6          5,464         100,000        100,000         100,000         2,054           2,718           3,527
   7          6,540         100,000        100,000         100,000         2,679           3,572           4,704
   8          7,670         100,000        100,000         100,000         3,296           4,455           5,985
   9          8,857         100,000        100,000         100,000         3,902           5,366           7,377
  10         10,103         100,000        100,000         100,000         4,497           6,305           8,893
  11         11,412         100,000        100,000         100,881         4,902           7,096          10,365
  12         12,785         100,000        100,000         102,019         5,296           7,917          11,984*
  13         14,228         100,000        100,000         103,286         5,674           8,765          13,762
  14         15,743         100,000        100,000         104,699         6,036           9,642          15,715
  15         17,333         100,000        100,000         106,273         6,381          10,548          17,860
  16         19,003         100,000        100,000         108,027         6,708          11,483          20,215
  17         20,756         100,000        100,000         109,978         7,014          12,446          22,800
  18         22,597         100,000        100,000         112,150         7,301          13,439          25,641
  19         24,530         100,000        100,267         114,566         7,565          14,461          28,759
  20         26,560         100,000        100,580         117,254         7,806          15,512          32,186
  25         38,337         100,000        101,961         149,194         8,604          21,195*         55,053
  30         53,367         100,000        102,845         210,600         8,466          27,519          90,776
  35         72,550         100,000        102,896         290,977         6,697          34,166         145,488
  40         97,032         100,000        101,696         398,745         2,123          40,697         227,854
  45        128,279         100,000        100,000         541,085             0          46,261         349,087
  50        175,933         100,000        100,543         733,173             0          57,092         523,695
  55        236,754         100,000        101,612         991,993             0          66,713         768,986



(1) If premiums are paid more frequently than annually the payments would be $393.98 semiannually, $200.43 quarterly, or $67.32 monthly. The death benefits and cash surrender values shown would be affected by the more frequent premium payments. The annual premium on the Premium Change Date assuming current cost of insurance charges will be as follows: $2,105 assuming a 0 pct. rate of return; $2,105 assuming a 6 pct. rate of return; and $765 assuming a 12 pct. rate of return.



(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.



(3) Assumes no Policy loan has been made.



     It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the separate accounts chosen by an owner. The Death Benefit, Cash Surrender Value and premium on the premium change date for a Policy would be different from those shown if the actual rates of return average 0%, 6%, and 12% over a period of years, but also fluctuated above or below those averages for individual Policy years. No representations can be made by PMLIC that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

      PROVIDENT MUTUAL -- MODIFIED PREMIUM VARIABLE LIFE INSURANCE POLICY


                              FEMALE ISSUE AGE 35


                $100,000 FACE AMOUNT (GUARANTEED DEATH BENEFIT)


               $991 INITIAL SCHEDULED PREMIUM FOR NON-SMOKERS (1)


               USING GUARANTEED MAXIMUM COST OF INSURANCE CHARGES



                                         DEATH BENEFIT                             CASH SURRENDER VALUE
            PREMIUMS      -------------------------------------------   -------------------------------------------
END OF    ACCUMULATED           ASSUMING HYPOTHETICAL GROSS(3)                ASSUMING HYPOTHETICAL GROSS(3)
POLICY   AT 5 PCT. INT.           ANNUAL INVESTMENT RETURN OF                   ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR(2)     0 PCT. GROSS   6 PCT. GROSS   12 PCT. GROSS   0 PCT. GROSS   6 PCT. GROSS   12 PCT. GROSS
 ----     -----------     ------------   ------------   -------------   ------------   ------------   -------------
   1           1,041        100,000        100,000         100,000             0               0               0
   2           2,133        100,000        100,000         100,000           507             639             777
   3           3,280        100,000        100,000         100,000         1,112           1,374           1,658
   4           4,485        100,000        100,000         100,000         1,697           2,133           2,626
   5           5,750        100,000        100,000         100,000         2,260           2,917           3,687
   6           7,078        100,000        100,000         100,000         3,001           3,924           5,051
   7           8,472        100,000        100,000         100,000         3,767           5,004           6,576
   8           9,936        100,000        100,000         100,000         4,509           6,108           8,225
   9          11,474        100,000        100,000         100,000         5,229           7,239          10,011
  10          13,088        100,000        100,000         100,000         5,925           8,397          11,951
  11          14,783        100,000        100,000         100,676         6,400           9,384          13,860
  12          16,563        100,000        100,000         102,119         6,850          10,400          15,952
  13          18,431        100,000        100,000         103,730         7,276          11,446          18,245*
  14          20,393        100,000        100,000         105,527         7,674          12,520          20,757
  15          22,454        100,000        100,000         107,531         8,046          13,625          23,512
  16          24,617        100,000        100,000         109,763         8,388          14,759          26,531
  17          26,888        100,000        100,000         112,248         8,699          15,923          29,842
  18          29,273        100,000        100,000         115,013         8,975          17,114          33,472
  19          31,777        100,000        100,000         118,086         9,212          18,331          37,449
  20          34,407        100,000        100,000         121,505         9,409          19,574          41,810
  25          49,662        100,000        100,542         159,302         9,769          26,237          70,801
  30          69,133        100,000        101,071         225,649         8,730          33,585         115,717
  35          93,983        100,000        100,439         312,041         4,846          40,997         183,554
  40         130,200        100,000        102,194         427,261             0          52,172         284,840
  45         176,424        100,000        102,659         581,133             0          62,458*        430,469



(1) If premiums are paid more frequently than annually the payments would be $510.37 semiannually, $259.64 quarterly, or $87.21 monthly. The death benefits and cash surrender values shown would be affected by the more frequent premium payments. The annual premium on the Premium Change Date assuming current cost of insurance charges will be as follows: $1,767 assuming a 0 pct. rate of return; $1,767 assuming a 6 pct. rate of return; and $991 assuming a 12 pct. rate of return.



(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.



(3) Assumes no Policy loan has been made.



     It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the separate accounts chosen by an owner. The Death Benefit, Cash Surrender Value and premium on the premium change date for a Policy would be different from those shown if the actual rates of return average 0%, 6%, and 12% over a period of years, but also fluctuated above or below those averages for individual Policy years. No representations can be made by PMLIC that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

      PROVIDENT MUTUAL -- MODIFIED PREMIUM VARIABLE LIFE INSURANCE POLICY


                               MALE ISSUE AGE 45


                $100,000 FACE AMOUNT (GUARANTEED DEATH BENEFIT)


              $1783 INITIAL SCHEDULED PREMIUM FOR NON-SMOKERS (1)


               USING GUARANTEED MAXIMUM COST OF INSURANCE CHARGES



                                         DEATH BENEFIT                             CASH SURRENDER VALUE
            PREMIUMS      -------------------------------------------   -------------------------------------------
END OF    ACCUMULATED           ASSUMING HYPOTHETICAL GROSS(3)                ASSUMING HYPOTHETICAL GROSS(3)
POLICY   AT 5 PCT. INT.           ANNUAL INVESTMENT RETURN OF                   ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR(2)     0 PCT. GROSS   6 PCT. GROSS   12 PCT. GROSS   0 PCT. GROSS   6 PCT. GROSS   12 PCT. GROSS
------   --------------   ------------   ------------   -------------   ------------   ------------   -------------
   1           1,872        100,000        100,000         100,000            228            311             394
   2           3,838        100,000        100,000         100,000          1,333          1,574           1,826
   3           5,902        100,000        100,000         100,000          2,398          2,875           3,392
   4           8,069        100,000        100,000         100,000          3,421          4,213           5,107
   5          10,345        100,000        100,000         100,000          4,401          5,589           6,984
   6          12,734        100,000        100,000         100,000          5,615          7,281           9,319
   7          15,243        100,000        100,000         100,000          6,868          9,097          11,937
   8          17,877        100,000        100,000         100,000          8,066         10,945          14,768
   9          20,643        100,000        100,000         100,000          9,206         12,822          17,830
  10          23,548        100,000        100,000         100,000         10,280         14,724          21,147
  11          26,597        100,000        100,000         100,000         11,007         16,371          24,468
  12          29,799        100,000        100,000         100,924         11,658         18,037          28,098
  13          33,161        100,000        100,000         103,566         12,231         19,722          32,057
  14          36,692        100,000        100,000         106,517         12,721         21,425          36,374*
  15          40,398        100,000        100,000         109,810         13,119         23,140          41,080
  16          44,290        100,000        100,000         113,481         13,417         24,863          46,211
  17          48,377        100,000        100,000         117,571         13,603         26,588          51,807
  18          52,668        100,000        100,000         122,122         13,662         28,307          57,908
  19          57,174        100,000        100,000         127,184         13,578         30,010          64,560
  20          61,904        100,000        100,000         132,810         13,330         31,685          71,811
  25          89,352        100,000        100,000         184,018          8,957         39,380         118,721
  30         131,137        100,000        100,000         261,527          1,693         51,619         186,805
  35         184,466        100,000        100,000         364,854              0         63,189         282,832



(1) If premiums are paid more frequently than annually the payments would be $918.25 semiannually, $467.15 quarterly, or $156.90 monthly. The death benefits and cash surrender values shown would be affected by the more frequent premium payments. The annual premium on the Premium Change Date assuming current cost of insurance charges will be as follows: $2,947 assuming a 0 pct. rate of return; $2,947 assuming a 6 pct. rate of return; and $1,783 assuming a 12 pct. rate of return.



(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.



(3) Assumes no Policy loan has been made.



     It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the separate accounts chosen by an owner. The Death Benefit, Cash Surrender Value and premium on the premium change date for a Policy would be different from those shown if the actual rates of return average 0%, 6%, and 12% over a period of years, but also fluctuated above or below those averages for individual Policy years. No representations can be made by PMLIC that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

      PROVIDENT MUTUAL -- MODIFIED PREMIUM VARIABLE LIFE INSURANCE POLICY


                              FEMALE ISSUE AGE 55


                $100,000 FACE AMOUNT (GUARANTEED DEATH BENEFIT)


              $2,445 INITIAL SCHEDULED PREMIUM FOR NON-SMOKERS (1)


               USING GUARANTEED MAXIMUM COST OF INSURANCE CHARGES



                                         DEATH BENEFIT                             CASH SURRENDER VALUE
            PREMIUMS      -------------------------------------------   -------------------------------------------
END OF    ACCUMULATED           ASSUMING HYPOTHETICAL GROSS(3)                ASSUMING HYPOTHETICAL GROSS(3)
POLICY   AT 5 PCT. INT.           ANNUAL INVESTMENT RETURN OF                   ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR(2)     0 PCT. GROSS   6 PCT. GROSS   12 PCT. GROSS   0 PCT. GROSS   6 PCT. GROSS   12 PCT. GROSS
------   --------------   ------------   ------------   -------------   ------------   ------------   -------------
   1           2,567        100,000        100,000         100,000            395            506             617
   2           5,263        100,000        100,000         100,000          1,782          2,100           2,432
   3           8,093        100,000        100,000         100,000          3,115          3,738           4,416
   4          11,065        100,000        100,000         100,000          4,395          5,427           6,594
   5          14,186        100,000        100,000         100,000          5,624          7,168           8,985
   6          17,462        100,000        100,000         100,000          7,138          9,302          11,955
   7          20,903        100,000        100,000         100,000          8,709         11,603          15,300
   8          24,515        100,000        100,000         100,000         10,202         13,939          18,919
   9          28,308        100,000        100,000         100,000         11,601         16,298          22,830
  10          32,291        100,000        100,000         100,000         12,891         18,669          27,061
  11          36,472        100,000        100,000         100,000         13,723         20,705          31,307
  12          40,863        100,000        100,000         100,374         14,434         22,750          35,961
  13          45,474        100,000        100,000         103,856         15,024         24,807          41,045
  14          50,315        100,000        100,000         107,751         15,496         26,883          46,595*
  15          55,398        100,000        100,000         112,099         15,840         28,979          52,658
  16          61,356        100,000        100,000         116,942         16,591         31,669          59,280
  17          67,613        100,000        100,000         122,327         17,172         34,396          66,508
  18          74,182        100,000        100,000         128,308         17,543         37,141          74,386
  19          81,080        100,000        100,000         134,945         17,657         39,883          82,962
  20          88,323        100,000        100,000         142,315         17,463         42,609          92,293
  25         130,346        100,000        100,000         204,706         10,101         55,912         151,633



(1) If premiums are paid more frequently than annually the payments would be $1,259.18 semiannually, $640.59 quarterly, or $215.16 monthly. The death benefits and cash surrender values shown would be affected by the more frequent premium payments. The annual premium on the Premium Change Date assuming current cost of insurance charges will be as follows: $3,039 assuming a 0 pct. rate of return; $3,037 assuming a 6 pct. rate of return; and $2,445 assuming a 12 pct. rate of return.



(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.



(3) Assumes no Policy loan has been made.



     It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the separate accounts chosen by an owner. The Death Benefit, Cash Surrender Value and premium on the premium change date for a Policy would be different from those shown if the actual rates of return average 0%, 6%, and 12% over a period of years, but also fluctuated above or below those averages for individual Policy years. No representations can be made by PMLIC that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

      PROVIDENT MUTUAL -- MODIFIED PREMIUM VARIABLE LIFE INSURANCE POLICY


                               MALE ISSUE AGE 35


                $100,000 FACE AMOUNT (GUARANTEED DEATH BENEFIT)


              $1,143 INITIAL SCHEDULED PREMIUM FOR NON-SMOKERS (1)


             WITH $10,000 UNSCHEDULED PREMIUM PAID AT POLICY ISSUE


                    USING CURRENT COST OF INSURANCE CHARGES


                            WITH BASIC DEATH BENEFIT



                                         DEATH BENEFIT                             CASH SURRENDER VALUE
            PREMIUMS      -------------------------------------------   -------------------------------------------
END OF    ACCUMULATED           ASSUMING HYPOTHETICAL GROSS(3)                ASSUMING HYPOTHETICAL GROSS(3)
POLICY   AT 5 PCT. INT.           ANNUAL INVESTMENT RETURN OF                   ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR(2)     0 PCT. GROSS   6 PCT. GROSS   12 PCT. GROSS   0 PCT. GROSS   6 PCT. GROSS   12 PCT. GROSS
------   --------------   ------------   ------------   -------------   ------------   ------------   -------------
   1         11,700         100,721        101,322          101,923          9,096          9,697          10,297
   2         13,485         101,003        102,270          103,609          9,715*        10,983*         12,321*
   3         15,360         101,180        103,184          105,417         10,316         12,320          14,553
   4         17,328         101,312        104,125          107,427         10,898         13,710          17,013
   5         19,394         101,396        105,091          109,659         11,460         15,154          19,723
   6         21,564         101,431        106,084          112,139         12,215         16,868          22,923
   7         23,843         101,413        107,103          114,891         13,004         18,694          26,482
   8         26,235         101,344        108,150          117,947         13,772         20,578          30,375
   9         28,747         101,219        109,224          121,337         14,516         22,521          34,634
  10         31,384         101,038        110,327          125,100         15,236         24,525          39,298
  11         34,154         100,796        111,457          136,084         15,717         26,377          44,183
  12         37,062         100,493        112,615          147,602         16,171         28,292          49,531
  13         40,115         100,127        113,801          160,056         16,597         30,271          55,382
  14         43,321         100,000        115,017          172,997         16,995         32,317          61,784
  15         46,687         100,000        116,260          186,410         17,361         34,430          68,786
  16         50,221         100,000        117,533          200,282         17,694         36,612          76,443
  17         53,932         100,000        118,831          215,414         17,989         38,861          84,809
  18         57,829         100,000        120,155          231,096         18,239         41,176          93,941
  19         61,921         100,000        121,507          248,326         18,443         43,556         103,902
  20         66,217         100,000        122,883          266,233         18,592#        46,000         114,756
  25         91,143         100,000        130,213          370,821         18,409         59,203         185,410
  30        122,956         100,000        138,256          512,746         16,147         74,100         292,997
  35        163,558         100,000        147,059          704,591         10,278         90,507         454,574
  40        215,378         100,000        156,691          972,655          3,293        108,299         694,753
  45        281,514         100,000        167,477        1,350,879              0        127,127       1,047,192



(1) If premiums are paid more frequently than annually the payments would be $588.65 semiannually, $299.47 quarterly, or $100.58 monthly. The death benefits and cash surrender values shown would be affected by the more frequent premium payments. The annual premium on the Premium Change Date assuming current cost of insurance charges will be as follows: $2,239 assuming a 0 pct. rate of return; $1,143 assuming a 6 pct. rate of return; and $1,143 assuming a 12 pct. rate of return.



(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.



(3) Assumes no Policy loan has been made.



 # First year shown in which Special Premium Payment Provision ceases to be in effect.



     It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the separate accounts chosen by an owner. The Death Benefit, Cash Surrender Value and premium on the premium change date for a Policy would be different from those shown if the actual rates of return average 0%, 6%, and 12% over a period of years, but also fluctuated above or below those averages for individual Policy years. No representations can be made by PMLIC that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

      PROVIDENT MUTUAL -- MODIFIED PREMIUM VARIABLE LIFE INSURANCE POLICY


                               MALE ISSUE AGE 35


                              $100,000 FACE AMOUNT


              $1,143 INITIAL SCHEDULED PREMIUM FOR NON-SMOKERS (1)


             WITH $10,000 UNSCHEDULED PREMIUM PAID AT POLICY ISSUE


                    USING CURRENT COST OF INSURANCE CHARGES


                         WITH INCREASING DEATH BENEFIT



                                         DEATH BENEFIT                             CASH SURRENDER VALUE
            PREMIUMS      -------------------------------------------   -------------------------------------------
END OF    ACCUMULATED           ASSUMING HYPOTHETICAL GROSS(3)                ASSUMING HYPOTHETICAL GROSS(3)
POLICY   AT 5 PCT. INT.           ANNUAL INVESTMENT RETURN OF                   ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR(2)     0 PCT. GROSS   6 PCT. GROSS   12 PCT. GROSS   0 PCT. GROSS   6 PCT. GROSS   12 PCT. GROSS
 ----     -----------     ------------   ------------   -------------   ------------   ------------   -------------
   1         11,700         110,000        110,000          110,000         9,080           9,680          10,281
   2         13,485         110,000        110,000          111,143         9,683          10,950          12,287*
   3         15,360         110,000        111,143          112,286        10,267          12,269*         14,498
   4         17,328         110,000        112,286          113,429        10,831          13,638          16,936
   5         19,394         110,000        113,429          114,572        11,375          15,058          19,623
   6         21,564         110,000        114,572          115,715        12,111          16,745          22,799
   7         23,843         110,000        115,715          116,858        12,881          18,541          26,334
   8         26,235         110,000        116,858          118,001        13,627          20,392          30,205
   9         28,747         110,000        118,001          119,144        14,347          22,297          34,445
  10         31,384         110,000        119,144          124,319        15,042          24,259          39,094
  11         34,154         110,000        120,287          135,388        15,494          26,064          43,957
  12         37,062         110,000        121,430          146,855        15,917          27,927          49,280
  13         40,115         110,000        122,573          159,253        16,308          29,849          55,105
  14         43,321         110,000        123,716          172,135        16,667          31,832          61,477
  15         46,687         110,000        124,859          185,487        16,990          33,875          68,445
  16         50,221         110,000        126,002          199,296        17,277          35,980          76,067
  17         53,932         110,000        127,145          214,358        17,521          38,145          84,393
  18         57,829         110,000        128,288          229,967        17,717          40,368          93,482
  19         61,921         110,000        129,431          247,116        17,860          42,646         103,396
  20         66,217         110,000        130,574          264,939        17,941          44,977         114,198
  25         91,143         110,000        136,289          369,029        17,308          57,438         184,514
  30        122,956         110,000        142,004          510,269        14,313          71,225         291,582
  35        163,558         110,000        147,719          701,182         7,189          86,029         452,375
  40        215,378         110,000        153,434          967,937             0         101,637         691,383
  45        281,514         110,000        159,149        1,344,311             0         117,751       1,042,101



(1) If premiums are paid more frequently than annually the payments would be $588.65 semiannually, $299.47 quarterly, or $100.58 monthly. The death benefits and cash surrender values shown would be affected by the more frequent premium payments. The annual premium on the Premium Change Date assuming current cost of insurance charges will be as follows: $2,239 assuming a 0 pct. rate of return; $1,143 assuming a 6 pct. rate of return; and $1,143 assuming a 12 pct. rate of return.



(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.



(3) Assumes no Policy loan has been made.



     It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the separate accounts chosen by an owner. The Death Benefit, Cash Surrender Value and premium on the premium change date for a Policy would be different from those shown if the actual rates of return average 0%, 6%, and 12% over a period of years, but also fluctuated above or below those averages for individual Policy years. No representations can be made by PMLIC that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                   APPENDIX B
                      CALCULATION OF NET INVESTMENT FACTOR
                          AND CASH VALUE OF THE POLICY

     Following is a description of how the Net Investment Factor is calculated and how the Net Investment Factor is used to determine the Cash Value of the Policy.

     Net Investment Factor. Each Separate Account has its own Net Investment Factor. The Net Investment Factor of the Separate Account for a Valuation Period is a. divided by b., minus c. and minus d., where:

          a. is:

             1. the value of the assets in the Separate Account for the preceding Valuation Period; plus

             2. the investment income and capital gains, realized or unrealized, credited to those assets during the Valuation Period for which the Net Investment Factor is being determined; minus

             3. the capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

             4. any amount charged against the Separate Account for taxes, or any amount PMLIC sets aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of the Separate Account; and

          b. is the value of the assets for the preceding Valuation Period; and

          c. is a charge no greater than 0.60% per year (.001644% for each day in the Valuation Period) for mortality and expense risks; and

          d. is a charge, for the Zero Coupon Bond Separate Account only, no greater than 0.50% per year (.001370% for each day in the Valuation Period) for transaction charges associated with the purchase of units.

     The charges in c. and d. are expressed as a percentage of assets in the Account at the beginning of each day during the Valuation Period.

     Calculation of Cash Value. When the first net scheduled premium is allocated to the Separate Accounts, the Cash Value of each Separate Account on the Policy Date will equal the Net Premium allocated to that Separate Account minus the first monthly deduction allocated to that Separate Account. Thereafter, on each Valuation Day, the Cash Value of each Separate Account will equal:

          1. the Cash Value of the Separate Account on the previous Valuation Day times the Net Investment Factor for the current Valuation Period;

          2. plus any Net Premiums received during the current Valuation Period which are allocated to that Separate Account;

          3. plus any Cash Value which, during the current Valuation Period;

             a. is transferred to the Separate Account from the General Account when any loan amount is repaid, including interest credited to loaned amounts; and

             b. is transferred to the Separate Account from another Separate Account when requested by the Owner;

          4. minus any Cash Value which, during the current Valuation Period:

             a. is transferred from the Separate Account to the General Account when the Owner borrows on the Policy or fails to pay interest when due; and

             b. is transferred from the Separate Account to another Separate Account when requested by the Owner;

          5. plus any dividends credited to the Separate Account during the current Valuation Period;

          6. minus the monthly deductions allocated to the Separate Account during the current Valuation Period;

          7. minus any partial withdrawal during the current Valuation Period which are allocated to the Separate Account.

     The Cash Value of the Policy is equal to: (a) the sum of the Cash Value of each Separate Account; plus (b) the Cash Value in the General Account attributable to any outstanding policy loans.

                                   APPENDIX C

                            LONG TERM MARKET TRENDS

     The information below is a record of the compound annual returns of common stocks, high-grade corporate bonds and 30-day U.S. Treasury bills over 20 year holding periods.* The compound annual returns assume the reinvestment of dividends, capital gains and interest. This is an historical record and is not intended as a projection of future performance. Charges associated with a variable life policy are not reflected.

     The data indicates that, historically, the investment performance of common stocks over long periods of time has been positive and has generally been superior to that of long-term, high-grade debt securities. Common stocks have, however, been subject to more dramatic market adjustments over short periods of time. To the extent that cash value is allocated to separate accounts which invest in common stocks, these trends indicate the potential advantages of holding a variable life insurance policy for a long period of time.


     The following chart illustrates the compound annual returns of the S&P 500 Composite Stock Price Index for each of the 20-year periods shown. These returns are compared to the compound annual returns of high-grade corporate bonds and U.S. Treasury bills for the same periods. (The 20-year periods selected for the chart begin in 1939 and have ending periods at five year intervals.)


                                                         STOCKS                       BONDS                U.S. TREASURY BILLS
                                                         ------                       -----                -------------------
'1958'                                                    13.48                        2.10                       0.99
'1963'                                                    15.11                        2.45                       1.63
'1968'                                                    14.92                        1.93                       2.60
'1973'                                                    10.85                        2.83                       3.64
'1978'                                                     6.53                        4.10                       4.72
'1983'                                                     8.28                        4.68                       6.80
'1988'                                                     9.54                        8.30                       7.50
'1993'                                                    12.76                       10.16                       7.49
'1998'                                                    17.75                       10.86                       7.17

---------------

* Sources: Common stock returns -- Standard & Poor's 500 Composite Stock Price Index. Corporate bond returns -- Salomon Brothers Long Term High Grade Corporate Bond Index, and U.S. Treasury Bill returns -- C.R.S.P. U.S. Government Bond File through 1976 and The Wall Street Journal thereafter. All data from: (C)Ibbotson, Roger G., and Rex A. Sinquefield, Stocks, Bonds, Bills and Inflation (SBBI), 1982, updated in Stocks, Bonds, Bills and Inflation 1999 Yearbook(TM), Ibbotson Associates, Inc., Chicago. All rights reserved.

     Over the 54 20-year time periods beginning in 1926 and ending in 1998 (i.e. 1926-1945, 1927-1946, and so on through 1979-1998):



     -- The compound annual return of common stocks was superior to that of high-grade, long-term corporate bonds in 51 of the 54 periods.



     -- The compound annual return of common stocks surpassed that of U.S.
        Treasury bills in each of the 54 periods.



     -- Common stock compound annual returns exceeded the average annual rate of inflation in each of the 54 periods.



     Over the 44 30-year time periods beginning in 1926 and ending in 1998, the compound annual return of common stocks was superior to that of high-grade, long-term corporate bonds, U.S. Treasury bills and inflation in all 44 periods.



     From 1926 through 1998 the compound annual return for common stocks was 11.2%, compared to 5.8% for high-grade, long-term corporate bonds, 5.3% for Long-Term Government Bonds, 3.8% for U.S. Treasury bills and 3.1% for the Consumer Price Index.


                            ------------------------

       SUMMARY TABLE: HISTORIC S&P 500 COMPOSITE STOCK INDEX RESULTS FOR
                            SPECIFIC HOLDING PERIODS


     The following chart categorizes the historical results of the Standard & Poor's 500 Composite Stock Index, with dividends reinvested, over one-year, five-year, ten-year and twenty-year periods beginning in 1926 and ending in 1998.


     The chart shows that historically, the longer that a portfolio matching the S&P 500 Composite Stock Index was held, the less likely was the chance of a loss. Conversely, the shorter the holding period of such a portfolio, the more likely was the chance of a loss. The chart also shows that shorter term results tend to be more extreme than longer term results.

     THE CHART IS NOT A PROJECTION OR REPRESENTATION OF FUTURE STOCK MARKET RESULTS. IT CANNOT BE TAKEN AS REPRESENTATIVE OF THE PERFORMANCE OF ANY ONE SEPARATE ACCOUNT. RATHER IT SHOWS THE HISTORIC PERFORMANCE OF A BROAD INDEX OF STOCKS OVER ARBITRARILY SELECTED TIME PERIODS.

             PERCENT OF HOLDING PERIODS WITH THE FOLLOWING RETURNS:


                                                                                                      GREATER
                                                                                                       THAN
           HOLDING              NEGATIVE    0-5.00%    5.01-10.00%    10.01-15.00%    15.01-20.00%    20.00%
            PERIOD               RETURN     RETURN       RETURN          RETURN          RETURN       RETURN
            ------              --------    -------    -----------    ------------    ------------    ------
 1 year                           27.4%       4.1%        11.0%            6.8%           12.3%        38.4%
 5 years                          10.1%      14.5%        14.5%           31.9%           17.4%        11.6%
10 years                           3.1%      10.9%        34.4%           21.9%           28.1%         1.6%
20 years                           0.0%       5.5%        31.5%           53.7%            9.3%         0.0%


---------------

Source: All basic data from: (C)Ibbotson, Roger G., and Rex A. Sinquefield, Stocks, Bonds, Bills and Inflation (SBBI), 1982, updated in Stocks, Bonds, Bills and Inflation 1999 Yearbook(TM), Ibbotson Associates, Inc., Chicago. All rights reserved.

                     TREASURY BILLS ADJUSTED FOR INFLATION

     The data below show the annual rate of return over 20-year holding periods of U.S. Treasury Bills after adjusting for inflation as measured by the Urban Consumer Price Index. This annual rate, as adjusted, is also called the real interest rate and is represented as the real interest rate in the chart below. U.S. Treasury Bills are considered to be one of the safest kinds of investments, as they are backed by the U.S. government. However, the highest inflation-adjusted return of U.S. Treasury Bills over the historic 20-year periods presented below has been modest.

                                                                 TREASURY BILLS ADJUSTED FOR INFLATION
                                                                 -------------------------------------
'1958'                                                                            -2.6
'1963'                                                                           -1.23
'1968'                                                                            0.62
'1973'                                                                            0.76
'1978'                                                                            0.36
'1983'                                                                            0.64
'1988'                                                                            1.13
'1993'                                                                            1.49
'1998'                                                                            2.54

Selected 20-year periods ending on year shown above.
---------------

Source: All basic data from: (C)Ibbotson, Roger G., and Rex A. Sinquefield, Stocks, Bonds, Bills and Inflation (SBBI), 1982, updated in Stocks, Bonds, Bills and Inflation 1999 Yearbook(TM), Ibbotson Associates, Inc., Chicago. All rights reserved.

                          ---------------------------

                 THE "DOLLAR COST AVERAGING" INVESTMENT METHOD


     As the Compound Annual Returns graph indicates, the investment performance of many common stocks has generally been positive over certain relatively long periods. Common stocks have, however, also been subject to market declines, often dramatic ones, and general volatility of prices over shorter time periods. The price fluctuations of common stocks have historically been greater than that of high-grade debt securities.


     The relative volatility of common stock prices as compared with prices of high-grade debt instruments offers both advantages and disadvantages to investors. Unfortunately, many investors who otherwise might be interested in common stocks see only the disadvantages and not the advantages of stock price fluctuation.

     The primary disadvantage, of course, is that price declines can be prolonged and substantial, and when this occurs, investors cannot liquidate their investments without realizing losses. Price declines, however, also offer investors important opportunities.

     Opportunity arises from the fact that investors can purchase more common stock for the same amount of money than they would before prices declined. Investors may take advantage of this if they remain willing to continue investing in both rising and falling markets. The dollar cost averaging method of investing demonstrates this.

     In this method of investing:

     - Relatively constant dollar amounts are invested at regular intervals (monthly, quarterly, or annually).

     - Stock market fluctuations, especially the savings on purchases from price declines, are exploited for the investor's benefit.

                        HOW DOLLAR COST AVERAGING WORKS

 INVESTMENTS AT     COMMON STOCK    SHARES
REGULAR INTERVALS   MARKET PRICE   PURCHASED
-----------------   ------------   ---------
      $150              $20              7.5
       150               15             10.0
       150               10             15.0
       150                5             30.0
       150               10             15.0
       150               15             10.0
      ----                         ---------
      $900                              87.5
Total Value of 87.5 shares @
$15/share                          $1,312.50
Less Investment made                 (900.00)
                                   ---------
Gain/Profit                        $  412.50

     Though the market price has not returned to the initial high of $20 per share, dollar cost averaging has permitted the investor to purchase more shares at a savings and thus realize a significant gain. Obviously, the dollar cost averaging method only works if the investor continues to invest relatively constant amounts over a long period of time.

     This plan of investing does not assure a profit or protect against a loss in declining markets; it does allow investors to take advantage of market fluctuations. Since the success of this strategy is dependent on systematic investing, purchasers should consider their ability to sustain their payments through all periods of marketing fluctuations.

     How does the dollar cost averaging method relate to a variable life insurance policy? A policyowner may invest his or her net premiums in a separate account, and, although a Policy's value in the separate accounts is affected by several factors other than investment experience (e.g., cash value charges and charges against the separate account), the dollar cost averaging method can be generally applied to the Policy to the extent that the policyowner pays premiums on a regular basis and he or she allocates net premiums to separate accounts which invest in common stocks in relatively constant amounts.

                                   APPENDIX D



                               PLAN OF CONVERSION



     It is anticipated that, at some point in the future, a Plan of Conversion ("Plan") will become effective pursuant to which Provident Mutual Life Insurance Company, a Pennsylvania mutual life insurance corporation ("Provident Mutual"), will be reorganized and continue its corporate existence ("Conversion") as Provfirst America Life Insurance Company, a Pennsylvania stock life insurance corporation ("Provfirst Life"). The Plan was adopted by Provident Mutual's board of directors on October 13, 1998. The Plan was approved by the Pennsylvania Deputy Insurance Commissioner by a Decision and Order dated November 6, 1998 ("Order"). The Provident Mutual policyholders entitled to vote on the Plan duly adopted the Plan at a special meeting held on February 9, 1999. On February 11, 1999, the Court of Common Pleas of Philadelphia County issued an order granting a preliminary injunction, Butler, et al. v. Provident Mutual Life Insurance Company, et al., Philadelphia County Court of Common Pleas, Civil Trial Division, No. 9901-00780, which has postponed completion of the Conversion until the court conducts a hearing and completes such other procedures as the court may deem appropriate. The primary basis of the complaint is the Provident Mutual's Plan of Conversion is unfair to current policyholders. In addition, plaintiffs allege that the disclosures contained in Provident Mutual's Policyholder Information Statement (the document sent to policyholders prior to their vote on the Plan) were inadequate. The Company believes the Plan and related disclosure documents meet all applicable legal requirements. Provident Mutual petitioned the Pennsylvania Commonwealth Court to stay the lower court's preliminary injunction. That petition was denied and proceedings are continuing in the Court of Common Pleas.



     The current and future rights and interest of owners of Provident Mutual insurance and annuity contracts, including the Policies will not change as a result of the Conversion, and the Conversion will not increase premiums or reduce Policy benefits, values, guarantees or other Policy obligations to Owners. If the Conversion occurs, all Provident Mutual insurance policies and annuity contracts in force on the date of the Conversion, including the Policies, will continue, after the Conversion, as policies of Provfirst Life. The Conversion will not change the operations of the Variable Account and will not result in any material disruption of the services provided to Owners.



     Before the Conversion, Provident Mutual will continue to conduct business in all jurisdictions under the name "Provident Mutual Life Insurance Company." After the Conversion, it is anticipated that Provident Mutual will conduct business in all jurisdictions under the name "Provfirst America Life Insurance Company," except in those jurisdictions in which regulators have not yet approved use of this name. In those jurisdictions, Provfirst Life will continue to do business using the name "Provident Mutual Life Insurance Company" until it receives approval to use the new name.



     Likewise, each Variable Account of Provident Mutual will continue, after the Conversion, as a Variable Account of Provfirst Life. If the Conversion occurs, it will not change the operations of any Variable Account supporting a policy or contract. However, after the Conversion, the names of the Variable Accounts will be changed by replacing the words "Provident Mutual" with "Provfirst America" in each name. Use of the new Variable Account names in each jurisdiction will generally begin concurrently with the use of Provfirst Life's new name. Nevertheless, some jurisdictions require separate approval of the new Variable Account names, and in those jurisdictions, Provfirst Life will not use such new name until it receives such approval.



     Pursuant to the Plan, Provident Mutual will also form Provident Mutual Holding Company, a Pennsylvania nonstock corporation, and Provfirst America Corporation, a Pennsylvania business corporation. If the Conversion occurs, all the shares of voting stock of Provfirst Life will be issued to the Provfirst America Corporation, and all the shares of voting stock of Provfirst America Corporation will be issued to Provident Mutual Holding Company, except for approximately 1% of the then-issued shares of voting stock of Provfirst America Corporation, which will be issued to an employee stock ownership plan to be formed by Provfirst Life. Pursuant to the Order and as set forth in the Plan, Provident Mutual Holding Company will at all times, directly or indirectly, control Provfirst Life through the ownership of at least a majority of the voting authority of Provfirst America Corporation, which will hold, directly or indirectly, all the outstanding voting stock of Provfirst Life. If the Conversion occurs, the directors and executive officers of Provfirst Life serving immediately prior to the Effective Date will remain as the directors and executive officers of each of Provident Mutual Holding Company, Provfirst America Corporation and Provfirst Life after the Effective Date.



     Before the Conversion, Provident Mutual policyholders have (1) contract rights under their insurance policies and annuity contracts, and (2) certain membership rights in Provident Mutual. The principal contract right of policyholders is the right to receive the type and amount of benefits specified in their policies or contracts in accordance with their terms and conditions, including the right to receive policy dividends, when, if, and as declared by the board of directors of Provident Mutual in accordance with the terms and conditions of such policies. The membership rights of policyholders include the right to vote at annual or special meetings of Provident Mutual, and certain rights as provided by law in any remaining surplus of Provident Mutual in the event of the insolvency, winding-up or liquidation of Provident Mutual, after the discharge of all other liabilities.



     If the Conversion occurs, the contract rights and the membership rights of policyholders of Provident Mutual policies will be separated. The contract rights will remain with Provfirst Life and the membership rights in Provident Mutual will be extinguished. Each policyholder will then receive, by operations law, membership rights in Provident Mutual Holding Company. Each future policyholder of Provfirst Life will become a member of Provident Mutual Holding Company, and each member will remain a member of Provident Mutual Holding Company as long as the policy or policies conferring such membership remain in force.

                                    PART II

                               OTHER INFORMATION
                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

     Article VIII of PMLIC's By-Laws provides, in part:

          To the fullest extent permitted by law, the Company shall indemnify any present, former or future Director, officer, or employee of the Company or any person who may serve or has served at its request as officer or Director of another corporation of which the Company is a creditor or stockholder, against the reasonable expenses, including attorney's fees, necessarily incurred in connection with the defense of any action, suit or other proceeding to which any of them is made a party because of service as Director, officer or employee of the Company or such other corporation, or in connection with any appeal therein, and against any amounts paid by such Director, officer or employee in settlement of, or in satisfaction of a judgement or fine in, any such action or proceeding, except expenses incurred in defense of or amounts paid in connection with any action, suit or other proceeding in which such Director, officer or employee shall be adjudged to be liable for negligence or misconduct in the performance of his duty.

     Insofar as indemnification or liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provision, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that any claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                        REPRESENTATION OF REASONABLENESS

     Provident Mutual Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Provident Mutual Life Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

     The facing sheet.


     The Prospectus consisting of   pages.


     The undertaking to file reports.

     Rule 484 undertaking.

     Representations pursuant to Rule 6e-3(T).

     The signatures.

     The following exhibits:

                                 EXHIBIT INDEX


  EXHIBITS                                                                    PAGE
  --------                                                                    ----
  1.A.1.a.      Resolution adopted by the Board of Directors of Provident
                Mutual Life Insurance Company authorizing establishment of the Provident Mutual Variable Growth Separate Account,
                Provident Mutual Variable Money Market Separate Account,
                Provident Mutual Variable Bond Separate Account, Provident
                Mutual Variable Managed Separate Account, and Provident
                Mutual Variable Zero Coupon Bond Separate Account(2)
 1.A.1.b.       Resolution of the Board of Directors of Provident Mutual
                Life Insurance Company establishing the Provident Mutual
                Variable Aggressive Growth Separate Account(2)
 1.A.1.c.       Resolution of the Board of Directors of Provident Mutual
                Life Insurance Company establishing the Provident Mutual
                Variable International Separate Account(2)
 1.A.1.d.       Resolution of the Board of Directors of Provident Mutual
                Life Insurance Company establishing the Provident Mutual
                Variable Separate Account(2)
 1.A.1.e.       Resolution of the Board of Directors of Provident Mutual
                Life Insurance Company Approving Creation of additional
                Subaccounts of Provident Mutual Variable Separate Account(2)
 1.A.1.f.       Resolution of the Board of Directors of Provident Mutual
                Life Insurance Company Approving Creation of additional
                Subaccounts of Provident Mutual Variable Separate Account(2)
 1.A.2.         None
 1.A.3.a.i.     Underwriting Agreement(2)
 1.A.3.a.ii.    Amendment to Underwriting Agreement(2)
 1.A.3.a.iii.   Amendment to Underwriting Agreement(2)
 1.A.3.a.iv.    Amendment to Underwriting Agreement(2)
 1.A.3.a.vi.    Amendment to Underwriting Agreement(2)
 1.A.3.b.i.     PPGA's Agreement and Supplements(2)
 1.A.3.b.ii.    PPA's Agreement and Supplements(2)
 1.A.3.b.iii.   PGA's Agreement and Supplements(2)
 1.A.3.b.iv.    Special Agent's Career Agreement and Supplement(2)
 1.A.3.b.v.     Special Agent's Agreement(2)
 1.A.3.b.vi.    Corporate Agent's Agreement and Supplement(2)
 1.A.3.c.i.     PPGA Commission Schedules(2)
 1.A.3.c.ii.    PPA Commission Schedules(2)
 1.A.3.c.iii.   PGA Commission Schedules(2)
 1.A.3.c.iv.    Commission Schedules for Variable Life Insurance Products
                for Agents under Special Career Agent's Career Agreement(2)
 1.A.3.c.v.     Commission Schedules for Variable Life Insurance Products
                for Agents under Special Agent's Agreement(2)

  EXHIBITS                                                                    PAGE
  --------                                                                    ----
 1.A.3.c.vi.    Commission Schedules for Variable Life Insurance Products
                for Corporate Agents with Special Agent's Career
                Agreement(2)
 1.A.3.d.       Form of Selling Agreement between 1717 Capital Management
                Company and Broker/Dealers
 1.A.4.         None
 1.A.5.         Modified Premium Variable Life Insurance Policy Forms (C111,
                C111A, C112 & C112A)(2)
 1.A.5.a.       Disability Waiver of Premium Rider -- at issue (C545)(2)
 1.A.5.b.       Disability Waiver of Premium Rider -- after issue (C550)(2)
 1.A.5.c.       Guaranteed Purchase Option Rider (C645)(2)
 1.A.5.d.       Variable Loan Interest Rate Rider (C744VL)(2)
 1.A.5.e.       Qualify as part of Section 403(b) Rider (C827)(2)
 1.A.5.f.       Accelerated Death Benefit Rider (C/D904)(2)
 1.A.5.g.       Change from Fixed to Variable Loan Interest Rate Rider
                (14918VL)(2)
 1.A.5.h.       Increasing Death Benefit Rider (C310)(2)
 1.A.6.a.       Charter of Provident Mutual Life Insurance Company(2)
 1.A.6.b.       By-Laws of Provident Mutual Life Insurance Company(2)
 1.A.7.         None
 1.A.8.         Sponsorship Agreement between Provident Mutual Life
                Insurance Company and MLPFS for Zero Coupon Trust(2)
 1.A.9.         None
 1.A.10.        Form of Application(2)
 1.A.10.a.      Supplemental Application for Modified Premium(2)
 a.A.10.b.      Initial Allocation Selection(2)
 2.             See Exhibit 1.A.5.
 3.A.           Consent of James G. Potter, Jr., Esquire
 3.B.           Consent of Sutherland Asbill & Brennan LLP
 4.             None
 5.             Inapplicable
 6.             Consent of Scott V. Carney, FSA, MAAA
 7.             Consent of PricewaterhouseCoopers LLP, Independent
                Accountants
 8.             Description of Provident Mutual Life Insurance Company's
                Issuance, Transfer and Redemption Procedures for Policies(2)
 9.             Powers of Attorney(2)
10.a.           Participation Agreement by and among Market Street Fund,
                Inc., Provident Mutual Life Insurance Company and PML
                Securities, Inc.(2)
10.b.           Participation Agreement among Variable Insurance Products
                Fund, Fidelity Distributors Corporation and Provident Mutual
                Life Insurance Company(2)
10.c.           Participation Agreement among Variable Insurance Products
                Fund II, Fidelity Distributors Corporation and Provident
                Mutual Life Insurance Company(2)
10.d.           Sales Agreement between Neuberger & Berman Advisers
                Management Trust and Provident Mutual Life Insurance
                Company(2)
10.e.           Participation Agreement among The Alger American Fund,
                Provident Mutual Life Insurance Company, and Fred Alger and
                Company Incorporated(2)
27.             Inapplicable


---------------
(1) Incorporated herein by reference to Post-Effective Amendment No. 5, filed on May 1, 1998, File No. 33-65512.


(2) Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, PROVIDENT MUTUAL LIFE INSURANCE COMPANY CERTIFIES THAT IT MEETS ALL THE REQUIREMENTS FOR EFFECTIVENESS OF THIS POST-EFFECTIVE AMENDMENT PURSUANT TO RULE 485(b) UNDER THE SECURITIES ACT OF 1933 AND, HAS DULY CAUSED THIS POST-EFFECTIVE AMENDMENT TO REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF BERWYN AND COMMONWEALTH OF PENNSYLVANIA ON THE 23RD DAY OF APRIL, 1999.


                                          PROVIDENT MUTUAL LIFE INSURANCE
                                            COMPANY

                                          By:      /s/ ROBERT W. KLOSS
                                            ------------------------------------
                                                      ROBERT W. KLOSS
                                                  Chief Executive Officer

Attest:   /s/ JAMES POTTER

      ---------------------------

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED.


                   SIGNATURES                                     TITLE                       DATE
                   ----------                                     -----                       ----
                 /s/  ROBERT W. KLOSS               Chief Executive Officer              April 23,1999
------------------------------------------------      (Principal Executive Officer)
                ROBERT W. KLOSS

                /s/  MARY LYNN FINELLI              Executive Vice President and         April 23,1999
------------------------------------------------      Chief Financial Officer
               MARY LYNN FINELLI                      (Principal Financial Officer)

                /s/  LINDA M. SPRINGER              Vice President and Controller        April 23,1999
------------------------------------------------      (Principal Accounting Officer)
               LINDA M. SPRINGER

                       *                            Director                             April 23,1999
------------------------------------------------
                 EDWARD R. BOOK

                       *                            Director                             April 23,1999
------------------------------------------------
                DOROTHY M. BROWN

                       *                            Director                             April 23,1999
------------------------------------------------
                ROBERT J. CASALE

                       *                            Director                             April 23,1999
------------------------------------------------
             NICHOLAS DEBENEDICTIS

                   SIGNATURES                                     TITLE                       DATE
                   ----------                                     -----                       ----
                       *                            Director                             April 23,1999
------------------------------------------------
               PHILIP C. HERR, II

                       *                            Director                             April 23,1999
------------------------------------------------
                J. RICHARD JONES

                       *                            Director                             April 23,1999
------------------------------------------------
                JOHN P. NEAFSEY

                       *                            Director                             April 23,1999
------------------------------------------------
                 CHARLES L. ORR

                       *                            Director                             April 23,1999
------------------------------------------------
                DONALD A. SCOTT

                       *                            Director                             April 23,1999
------------------------------------------------
              JOHN J. F. SHERRERD

                       *                            Director                             April 23,1999
------------------------------------------------
               HAROLD A. SORGENTI



*By: JAMES G. POTTER, JR.

     ----------------------

     JAMES G. POTTER, JR.

     Attorney-in-fact

Pursuant to Power of Attorney

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, Provident Mutual Variable Growth Separate Account, Provident Mutual Variable Money Market Separate Account, Provident Mutual Variable Bond Separate Account, Provident Mutual Variable Managed Separate Account, Provident Mutual Variable Zero Coupon Bond Separate Account, Provident Mutual Variable Aggressive Growth Separate Account, Provident Mutual Variable International Separate Account and Provident Mutual Variable Separate Account certify that they meet all the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) under the Securities Act of 1933 and, have duly caused this post-effective amendment to the Registration Statement under the Securities Act of 1933 to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Berwyn and Commonwealth of Pennsylvania on the 29th day of April, 1999.


PROVIDENT MUTUAL VARIABLE GROWTH SEPARATE ACCOUNT
PROVIDENT MUTUAL VARIABLE MONEY MARKET SEPARATE ACCOUNT PROVIDENT MUTUAL VARIABLE BOND SEPARATE ACCOUNT
PROVIDENT MUTUAL VARIABLE MANAGED SEPARATE ACCOUNT
PROVIDENT MUTUAL VARIABLE ZERO COUPON BOND SEPARATE ACCOUNT PROVIDENT MUTUAL VARIABLE AGGRESSIVE GROWTH SEPARATE ACCOUNT PROVIDENT MUTUAL VARIABLE INTERNATIONAL SEPARATE ACCOUNT PROVIDENT MUTUAL VARIABLE SEPARATE ACCOUNT

                                                     (Registrant)

                                      By:  PROVIDENT MUTUAL LIFE INSURANCE
                                           COMPANY
                                                       (DEPOSITOR)

                                      By:         /s/  ROBERT W. KLOSS
                                         ---------------------------------------
                                                     ROBERT W. KLOSS
                                                 Chief Executive Officer

Attest:     /s/ JAMES POTTER

      --------------------------------

                                 EXHIBIT INDEX


  EXHIBITS                                                                    PAGE
  --------                                                                    ----
 3.A.           Consent of James G. Potter, Jr., Esquire
 3.B.           Consent of Sutherland Asbill & Brennan LLP
 6.             Consent of Scott V. Carney, FSA, MAAA
 7.             Consent of PricewaterhouseCoopers LLP, Independent
                Accountants